              As filed with the Securities and Exchange Commission
                              on December 23, 1996
                                 -----------------


                                         Registration Nos. 33-21660 and 811-5551
                                         --------------------------------------

                                  -------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT                         [ ]
   OF 1933

             Pre-Effective Amendment No.                                [ ]


             Post-Effective Amendment No.   20                          [X]
                                            --


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
   COMPANY ACT OF 1940                                                  [ ]


             Amendment No.   21                                         [X]
                             --


                              AMSOUTH MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 451-8379
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

       Name and address
       of agent for service:              Copy to:
       ---------------------              --------

       Mr. J. David Huber                 Alan G. Priest, Esq.
       AmSouth Mutual Funds               Ropes & Gray
       3435 Stelzer Road                  1301 K Street, N.W., Suite 800 East
       Columbus, Ohio  43219              Washington, D.C. 20005

   It is proposed that this filing will become effective (check appropriate box)

[ ]       immediately upon filing pursuant to paragraph (b)

[ ]       on  (date) pursuant to paragraph (b)

[ ]       60 days after filing pursuant to paragraph (a)(i)

[ ]       on (date) pursuant to paragraph (a)(i)

[X]       75 days after filing pursuant to paragraph (a)(ii)

[ ]       on (date) pursuant to paragraph (a)(ii) of Rule 485

        The Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2. The Registrant has filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended July 31, 1996 on September 25, 1996.

                                     Part A

                         AmSouth Prime Obligations Fund
                           AmSouth U.S. Treasury Fund
                             AmSouth Tax Exempt Fund
                          AmSouth Florida Tax-Free Fund
                           AmSouth Municipal Bond Fund

         The information required by Items 1 through 9 for the above-referenced investment portfolios of AmSouth Mutual Funds (the "Registrant") is hereby incorporated by reference to Part A of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 27, 1996.

CROSS REFERENCE SHEET
---------------------

Part A

Form N-1A Item No.                                          Prospectus Caption
------------------                                          ------------------



                      PROSPECTUS FOR AMSOUTH EQUITY FUND,
              AMSOUTH REGIONAL EQUITY FUND , AMSOUTH BALANCED FUND,
                          AMSOUTH CAPITAL GROWTH FUND,
                       AMSOUTH SMALL CAP FUND, AND AMSOUTH
                               EQUITY INCOME FUND


1.  Cover Page............................... Cover Page

2.  Synopsis................................. Fee Table

3.  Condensed Financial Information.......... Financial Highlights

4.  General Description of Registrant........ The Trust; Investment Objective
                                              and Policies; Investment
                                              Restrictions; General Information -
                                              Description of the Trust and Its
                                              Shares

5.  Management of the Fund................... Management of AmSouth Mutual
                                              Funds;  General Information -
                                              Custodian and Transfer Agent

6.  Capital Stock and Other Securities        The Trust; How to Purchase and
                                              Redeem Shares; Dividends and
                                              Taxes; General Information -
                                              Description of the Trust and Its
                                              Shares; General Information -
                                              Miscellaneous

7.  Purchase of Securities Being Offered      Valuation of Shares; How to
                                              Purchase and Redeem Shares

8.  Redemption or Repurchase................. How to Purchase and Redeem
                                              Shares

9.  Legal Proceedings........................ Inapplicable

                              AMSOUTH MUTUAL FUNDS
                           CAPITAL APPRECIATION FUNDS


3435 Stelzer Road                               For current yield, purchase,
Columbus, Ohio  43219                           and redemption information,
                                                call (800) 451-8382


         The AmSouth Capital Appreciation Funds (the "Capital Appreciation Funds") are six of fourteen series of units of beneficial interest ("Shares") each representing interests in one of fourteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each of the Capital Appreciation Funds has a different investment objective and the net asset value per share of each Capital Appreciation Fund will fluctuate as the value of such Capital Appreciation Fund's investment portfolio changes in response to changing market conditions and other factors.


         AMSOUTH EQUITY FUND (the "Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. AmSouth Bank of Alabama, Birmingham, Alabama ("AmSouth"), the Capital Appreciation Funds' investment advisor, will seek opportunities for the Equity Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         AMSOUTH REGIONAL EQUITY FUND (the "Regional Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. AmSouth will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         AMSOUTH BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. AmSouth will seek opportunities for the Balanced Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         AMSOUTH CAPITAL GROWTH FUND (the "Capital Growth Fund") seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         THE AMSOUTH SMALL CAP FUND (the "Small Cap Fund") seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with a market capitalization of less than $1 billion. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         THE AMSOUTH EQUITY INCOME FUND (the "Equity Income Fund") seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook. (See "INVESTMENT OBJECTIVES AND POLICIES.")

         AmSouth Bank of Alabama, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Capital Appreciation Fund. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Capital Appreciation Funds' distributor.

         This Prospectus relates only to the Capital Appreciation Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"), and the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds") may contact the Trust's distributor at the telephone number shown above. Additional information about the Capital Appreciation Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of

Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Capital Appreciation Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

                       THE TRUST'S SHARES ARE NOT DEPOSITS
                 OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY
                  AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S
                     SHARES ARE NOT FEDERALLY INSURED BY THE
                     FEDERAL DEPOSIT INSURANCE CORPORATION,
                THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY.
         AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT RISKS,
                          INCLUDING LOSS OF PRINCIPAL.

                             ----------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION")
                 OR ANY STATE SECURITIES COMMISSION NOR HAS THE
                  COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------


                  The date of this prospectus is March _, 1997.


                                                                                     FEE TABLE

                                                                     Regional               Capital                  Equity
                                                           Equity    Equity      Balanced    Growth      Small       Income
                                                           Fund      Fund         Fund        Fund      Cap Fund       Fund
                                                           ------    --------    --------    ------   ------------   -------
SHAREHOLDER TRANSACTION EXPENSES(1)
-----------------------------------
    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)                     4.50%      4.50%       4.50%      4.50%     4.50%         4.50%

    Maximum Sales Load Imposed on
    Reinvested Dividends (as a percentage
    of offering price)                                         0%         0%          0%         0%        0%            0%

    Deferred Sales Load (as a percentage
    of original purchase price or redemption
    proceeds, as applicable)                                   0%         0%          0%         0%        0%            0%

    Redemption Fees (as a percentage
    of amount redeemed, if applicable)(2)                      0%         0%          0%         0%        0%            0%

    Exchange Fee                                              $0         $0          $0         $0        $0            $0

ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets)

    Management Fees                                          .80%       .80%        .80%(3)    .80%(4)   .90%(4)       .80%

    12b-1 Fees                                               .00%       .00%        .00%       .00%      .00%          .00%

    Other Expenses (After Voluntary Fee Reduction)           .22%(5)    .25%(5)     .24%(5)    .27%      .27%          .27%


    Total Fund Operating Expenses                           1.02%(6)   1.05%(6)    1.04%(6)   1.07%     1.17%         1.07%
    (After Voluntary Fee Reductions)


  Example:


      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                         1 Year   3 Years   5 Years    10 Years
                                         ------   -------   -------    --------

Equity Fund                               $55       $76       $ 99       $164
Regional Equity Fund                      $55       $77       $100       $167
Balanced Fund                             $55       $77       $100       $166
Capital Growth Fund                       $55       $78       N/A        N/A
Small Capital Fund                        $56       $80       N/A        N/A
Equity Income Fund                        $55       $78       N/A        N/A

--------------------


         1 AmSouth Bank of Alabama and its correspondent or affiliated banks may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

         2 A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")

         3 Amounts have been restated to reflect current fees.



         4 This fee may vary for the Capital Growth Fund between 0.60% and 1.00% based on its performance and this fee may vary between 0.70% and 1.10% for the Small Cap Fund based on its performance. (See "MANAGEMENT OF THE AMSOUTH MUTUAL FUNDS--Management Fee.")

         5 Absent the voluntary reduction of administration fees, Other Expenses would be 0.31% for the Equity Fund, 0.33% for the Regional Equity Fund and 0.31% for the Balanced Fund. Other Expenses for the Capital Growth Fund, Small Cap Fund, and Equity Income Fund are based on estimates for the current fiscal year.


         6 In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses would be 1.11% for the Equity Fund, 1.13% for the Regional Equity Fund and 1.11% for the Balanced Fund.


         The purpose of the table above is to assist an investor in the Fund in understanding the various costs and expenses that an investor in a Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Capital Appreciation Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The table below sets forth certain financial information concerning the investment results for the Capital Appreciation Funds for the periods indicated. The Capital Growth Fund, Small Cap Fund and Equity Income Fund had not commenced operations as of July 31, 1996. This information has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report thereon is included in the Statement of Additional Information. Further financial data is included in the Statement of Additional Information.


                                                                                Equity Fund
                                                                                -----------

                                                                             Year Ended July 31,
                                      ---------------------------------------------------------------------------------------------


                                                                                                                        December 1
                                                                                                                        1988 to
                                                                                                                        July 31,
                                               1996        1995      1994       1993       1992       1991       1990     1989(a)
                                               ----        ----      ----       ----       ----       ----       ----    -------

Net Asset Value, Beginning of Period         $ 16.75    $  14.82   $  14.38   $ 13.40    $ 12.57     $11.99     $12.18    $10.00
                                            --------    --------   --------  --------   --------   --------   --------   -------

Investment Activities
  Net Investment income                         0.33        0.33       0.28      0.28       0.32       0.36       0.37      0.22
  Net realized and unrealized
   gains on investments                         1.48        2.39       0.83      1.48       1.20       0.61      (0.17)     2.16
                                            --------    --------   --------  --------   --------   --------   --------   -------

    Total from Investment Activities            1.81        2.72       1.11      1.76       1.52       0.97       0.20      2.38
                                            --------    --------   --------  --------   --------   --------   --------   -------

Distributions
  Net investment income                        (0.33)      (0.32)     (0.28)    (0.29)     (0.33)     (0.37)     (0.35)    (0.20)
  Net realized gains                           (0.61)      (0.47)     (0.39)    (0.49)     (0.36)     (0.02)     (0.04)
                                            --------    --------   --------  --------   --------   --------   --------   -------


    Total Distributions                        (0.94)      (0.79)     (0.67)    (0.78)     (0.69)     (0.39)     (0.39)    (0.20)
                                            --------    --------   --------  --------   --------   --------   --------   -------


Net Asset Value, End of Period               $ 17.62     $ 16.75     $14.82    $14.38    $ 13.40     $12.57    $ 11.99   $ 12.18
                                            ========    ========   ========  ========   ========   ========   ========   =======
Total Return (Excluding Sales Charge)          11.09%      19.27%      7.90%    13.81%     12.94%      8.46%      1.66%    24.06%

Ratios/Supplemental Data:

  Net Assets at end of period (000)         $374,622    $275,757   $205,611  $153,074   $107,934   $ 32,406   $ 14,383   $ 5,476

  Ratio of expenses to average net assets       1.02%       1.03%      0.94%     0.95%      1.01%      1.15%      1.11%     1.16%(b)
  Ratio of net investment income to average     1.86%       2.17%      1.93%     2.08%      2.50%      3.16%      3.16%     2.91%(b)
   net assets
  Ratio of expenses to average net assets*      1.11%       1.11%      1.11%     1.13%      1.15%      1.26%      1.41%     2.34%(b)
  Ratio of net investment income to average     1.77%       2.09%      1.76%     1.90%      2.36%      3.04%      2.86%     1.73%(b)
   net assets*
Portfolio Turnover                             19.11%      19.46%     11.37%    15.12%    113.12%     15.78%     14.89%     4.03%
Average commission rate(c)                    $ 0.0700

---------
*    During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Annualized.
(c)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.





                                                                   Regional Equity Fund
                                                                   --------------------

                                                                   Year Ended July 31,
                                        -------------------------------------------------------------------------------------------

                                                                                                                        December 1,
                                                                                                                        1988 to
                                                                                                                        July 31,
                                               1996        1995       1994       1993       1992      1991       1990      1989(a)
                                               ----        ----       ----       ----       ----      ----       ----     -------
Net Asset Value, Beginning of Period         $ 18.94     $ 16.68    $ 16.74    $ 14.86    $ 13.44    $ 12.45   $ 11.64   $ 10.00
                                             -------    --------   --------   --------    -------    -------   -------   -------

Investment Activities
  Net Investment income                         0.26        0.23       0.23       0.19       0.23       0.26      0.23      0.14
  Net realized and unrealized
    gains on investments                        2.20        2.26       0.58       2.09       2.34       1.20      0.84      1.64
                                             -------    --------   --------   --------    -------    -------   -------   -------

     Total from Investment Activities           2.46        2.49       0.81       2.28       2.57       1.46      1.07      1.78
                                             -------    --------   --------   --------    -------    -------   -------   -------

Distributions
  Net investment income                        (0.26)      (0.23)     (0.23)     (0.20)     (0.23)     (0.26)    (0.22)    (0.14)
  Net realized gains                           (0.19)                 (0.41)     (0.20)     (0.92)     (0.21)    (0.04)
  In excess of net realized gains                                     (0.23)
                                             -------    --------   --------   --------    -------    -------   -------   -------


     Total Distributions                       (0.45)      (0.23)     (0.87)     (0.40)     (1.15)     (0.47)    (0.26)    (0.14)
                                             -------    --------   --------   --------    -------    -------   -------   -------
Net Asset Value, End of Period               $ 20.95    $  18.94    $ 16.68   $  16.74    $ 14.86    $ 13.44   $ 12.45   $ 11.64
                                             =======    ========   ========   ========    =======    =======   =======   =======

Total Return (Excluding Sales Charge)          13.10%      15.10%      4.87%     15.53%     20.66%     12.52%     9.41%    17.79%

Ratios/Supplemental Data:
  Net Assets at end of period (000)          $93,584    $ 68,501   $ 54,744   $ 41,347    $15,707    $ 7,853   $ 3,161   $ 2,523
  Ratio of expenses to average net assets       1.05%       1.07%      0.79%      0.80%      0.91%      0.79%     1.22%     1.41%(b)
  Ratio of net investment income to average     1.30%       1.35%      1.36%      1.17%      1.61%      2.21%     1.92%     1.98%(b)
   net assets
  Ratio of expenses to average net assets*      1.13%       1.15%      1.24%      1.28%      1.36%      1.58%     2.32%     2.65%(b)
  Ratio of net investment income to average     1.22%       1.27%      0.90%      0.69%      1.16%      1.42%     0.82%     0.74%(b)
   net assets*
Portfolio Turnover                              8.22%      14.25%      5.83%     10.22%     24.99%     14.41%    14.00%     1.13%
Average commission rate paid(c)              $  0.0827
---------

*    During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Annualized.
(c)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.





                                                                              Balanced Fund
                                                                              -------------

                                                                           Year Ended July 31,
                                                      ------------------------------------------------------------------------------
                                                                                                                     December 19,
                                                                                                                       1991 to
                                                                                                                      to July 31,
                                                          1996            1995           1994             1993          1992(a)
                                                          ----            ----           ----             ----          -------

Net Asset Value, Beginning of Period                   $ 12.76      $    11.81        $ 11.86         $ 11.12         $ 10.00
                                                      --------       ---------       ---------       ---------        --------

Investment Activities
  Net Investment income                                   0.47            0.47            0.42            0.44            0.27
  Net realized and unrealized
    gains on investments                                  0.58            1.24            0.18            0.80            1.09
                                                      --------       ---------       ---------       ---------        --------

        Total from Investment Activities                  1.05            1.71            0.60            1.24            1.36
                                                      --------       ---------       ---------       ---------        --------

Distributions
  Net investment income                                  (0.47)          (0.46)          (0.42)          (0.45)          (0.24)
  Net realized gains                                     (0.31)          (0.30)          (0.23)          (0.05)
                                                      --------       ---------       ---------       ---------        --------

        Total Distributions                              (0.78)          (0.76)          (0.65)          (0.50)          (0.24)
                                                      --------       ---------       ---------       ---------        --------

Net Asset Value, End of Period                         $ 13.03         $ 12.76  $      $ 11.81         $ 11.86         $ 11.12
                                                      ========       =========       =========       =========        ========

Total Return (Excluding Sales Charge)                     8.37%          15.27%           5.13%          11.47%          13.71%(c)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                   $338,425       $ 295,509       $ 236,306       $ 179,134        $143,813
  Ratio of expenses to average net assets                 0.98%           0.94%           0.84%           0.84%           0.83%(b)
  Ratio of net investment income to average               3.61%           3.91%           3.56%           3.90%           4.45%(b)
   net assets
  Ratio of expenses to average net assets*                1.11%           1.12%           1.11%           1.12%           1.17%(b)
  Ratio of net investment income to average               3.48%           3.73%           3.28%           3.62%           4.10%(b)
   net assets*
Portfolio Turnover                                       20.47%          16.97%          14.43%          11.09%          23.18%
Average commission rate paid (d)                       $  0.0773

-----------
*     During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Annualized.
(c)   Not annualized.
(d)   Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the
      Fund for which commissions were charged.

                                      -8-


                       INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of a Capital Appreciation Fund may not be changed without a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION -Miscellaneous"). There can be no assurance that the investment objectives of any of the Capital Appreciation Funds will be achieved.


         THE EQUITY FUND AND THE REGIONAL EQUITY FUND seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. In the case of the Regional Equity Fund, such securities must be issued by companies headquartered in the Southern Region of the United States which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of current income is an incidental objective of both the Equity Fund and the Regional Equity Fund.

         THE BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.


         THE CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.


         THE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of less than $1 billion determined at the time the security is purchased.


         THE AMSOUTH EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.


         As investment advisor to the Equity, Regional Equity, and Balanced Funds, AmSouth will seek to invest in equity securities which are believed to represent investment value. Factors which AmSouth may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

         As investment adviser to the Equity, Regional Equity, and Balanced Funds, AmSouth will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. AmSouth will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Funds. In the selection of the investments for the Equity, Regional Equity, and Balanced Funds, AmSouth may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by a Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of a Fund, in which case invested capital of a Capital Appreciation Fund in an individual security or group of securities may not appreciate for an extended period.



         In managing the Capital Growth Fund and Small Cap Fund, AmSouth will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

         The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

         Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

         Most companies in which the Equity, Regional Equity, Balanced, Capital Growth, and Equity Income Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.

         THE EQUITY FUND will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by AmSouth to be undervalued. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."

         THE REGIONAL EQUITY FUND will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by AmSouth to be undervalued of companies headquartered in the Southern Region as defined above. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."


         The Regional Equity Fund will normally invest at least 65% of the value of its total assets in common stock and securities convertible into common stock of companies headquartered in the Southern Region. There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

         THE BALANCED FUND will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by AmSouth to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found the by the investment advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of AmSouth, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."


         It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.



         The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of AmSouth to judge and react to changing market conditions.

         The Capital Growth Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by AmSouth to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment.
The Capital Growth Fund may also write covered call options.  See "Options."

         The Small Cap Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with a market capitalization of less than $1 billion determined at the time the security is purchased. Under normal market conditions, the Small Cap Fund may invest up to 35% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, Small Cap Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."

         While small-capital company securities may offer a greater capital appreciation potential than investments in mid- or large-capital company securities, they may also present greater risks. Small cap company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid-to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

         The Small Cap Fund may also invest in investment grade debt securities, that is, securities rated "BBB" or higher by an NRSRO at the time of purchase. If the rating of a security falls below investment grade, the Investment Advisor will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. See the Appendix to the Statement of Additional Information for a discussion of rating categories.

         In pursuit of its objective, the Small Cap Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts. These techniques may be employed in an attempt to hedge foreign currency risks and other risks associated with the Fund's portfolio securities. See the Statement of Additional Information for a description of these investment practices and associated risks.

         The Small Cap Fund is managed in accordance with a value philosophy. This approach consists of developing a diversified portfolio of securities consistent with the

Fund's investment objective and selected primarily on the basis of the advisor's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The basis and quantification of the economic worth, or basic value of individual companies reflects the advisor's assessment of a company's assets and the company's prospects for earning growth over the next 1 1/2-to-3 years. The advisor relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

         The Equity Income Fund will normally invest at least 65% of the value of its total assets in income-producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity Income Fund may also write covered call options. See "Options."

         The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.


FOREIGN INVESTMENTS

         Each of the Capital Appreciation Funds may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. Each of the Capital Appreciation Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.


CONVERTIBLE SECURITIES

         Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund and the Equity Income Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

         Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Adviser's credit analysis than would be the case if the Equity Income Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Equity Income Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. AmSouth attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

         Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

         The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of AmSouth, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


WHEN-ISSUED SECURITIES

         Each of the Capital Appreciation Funds may also purchase securities on a "when- issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield, and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Capital Appreciation Funds will generally not pay for such securities or start earning interest on them until they are received. When a Capital Appreciation Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Capital Appreciation Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Capital Appreciation Fund's liquidity and the investment advisor's ability to manage it might be adversely affected. The Capital Appreciation Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

OPTIONS

         Each of the Capital Appreciation Funds may engage in writing call options from time to time as AmSouth deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, a Capital Appreciation Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Capital Appreciation Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Capital Appreciation Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Capital Appreciation Fund delivers the underlying security upon exercise. When writing a covered call option, a Capital Appreciation Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

         The Balanced Fund may purchase put options from time to time as AmSouth deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Balanced Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Balanced Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Balanced Fund upon its exercise of a "put" is normally (i) the Balanced Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Balanced Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Balanced Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Balanced Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Investment Advisor's opinion, present minimal credit risks.

REPURCHASE AGREEMENTS

         Securities held by the Capital Appreciation Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Capital Appreciation Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Capital Appreciation Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Capital Appreciation Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Capital Appreciation Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

         Each of the Capital Appreciation Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Capital Appreciation Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Capital Appreciation Fund may decline below the price at which the Fund is obligated to repurchase the securities.

REAL ESTATE INVESTMENT TRUSTS

         The Capital Growth Fund, Small Cap Fund, and Equity Income Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.


OTHER INVESTMENT PRACTICES

         Each Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), provided that no more than 10% of a Capital Appreciation Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Capital Appreciation Funds in the AmSouth Money Market Funds, the Investment Advisor and the Administrator will reduce that portion of their usual service fees from each Capital Appreciation Fund by an amount equal to their service fees from the AmSouth Money Market Funds that are attributable to those Capital Appreciation Fund investments. The Investment Advisor and the Administrator will promptly forward such fees to the Capital Appreciation Funds. Each Capital Appreciation Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Capital Appreciation Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund are contained in the Statement of Additional Information.

         In order to generate additional income, each Capital Appreciation Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Capital Appreciation Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Capital Appreciation Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by AmSouth and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Capital Appreciation Fund. During the time portfolio securities are on loan, the borrower pays the Capital Appreciation Fund any dividends or interest paid on such securities. Loans are subject to termination by the Capital Appreciation Funds or the borrower at any time. While the Capital Appreciation Funds do not have the right to vote securities on loan, the Capital Appreciation Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Capital Appreciation Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which AmSouth has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Each Capital Appreciation Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Capital Appreciation Fund in order to take advantage of what AmSouth believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Capital Appreciation Fund and its transaction costs.


         Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.


         The portfolio turnover of each Capital Appreciation Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders. Portfolio turnover for the Capital Growth Fund, Small Cap Fund, and Equity Income Fund is not expected to exceed 200% in the coming year. The portfolio turnover rate for the fiscal year ended July 31, 1996 was 19.11% for the Equity Fund; 8.22% for the Regional Equity Fund and for the Balanced Fund, 13.65% for the common stock portion of its portfolio and 6.82% for the fixed income portion of its portfolio.



                             INVESTMENT RESTRICTIONS

         Each of the Capital Appreciation Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION - Miscellaneous" in this prospectus).

         No Capital Appreciation Fund may:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Capital Appreciation Fund's total assets would be invested in such issuer, or such Capital Appreciation Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Capital Appreciation Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         2. Purchase any securities which would cause 25% or more of the value of such Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         3. Borrow money or issue senior securities, except that each Capital Appreciation Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Capital Appreciation Fund's total assets at the time of its borrowing. A Capital Appreciation Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         4. Make loans, except that each Capital Appreciation Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


                               VALUATION OF SHARES

         The net asset value of each Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Capital Appreciation Fund, less the liabilities charged to that Fund, by the number of the outstanding Shares of that Fund. The net asset value per Share of each Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

         The securities in each Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Capital Appreciation Funds, see the Statement of Additional Information.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in each of the Capital Appreciation Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

PURCHASES OF SHARES

         Shares of the Capital Appreciation Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or its correspondent or affiliated banks (collectively, the "Banks"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Bank and its Customer are invested by the Distributor in Shares of the Capital Appreciation Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Capital Appreciation Funds in amounts that correspond to the market value of securities sold to the Capital Appreciation Funds by AmSouth as agent.

         Shares of the Trust sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

         Investors may also purchase Shares of a Capital Appreciation Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, Department L1304, Columbus, Ohio 43260-1304. Subsequent purchases of Shares of a Capital Appreciation Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within seven days of the telephone order. If payment is not received within seven days or a check timely received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Investors may also purchase Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

         To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

         Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

         Shares of each Capital Appreciation Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge as described below. Purchases of Shares of a Capital Appreciation Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

         In case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by 4:00 p.m. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

         The minimum investment is $1,000 for the initial purchase of Shares of a Capital Appreciation Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at (800) 444-4727.

         Depending upon the terms of a particular Customer account, the Banks may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Banks. This Prospectus should be read in conjunction with any such information received from the Banks.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE

         The public offering price of a share of a Capital Appreciation Fund equals its net asset value plus a sales charge. BISYS Fund Services receives this sales charge as Distributor and may re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS Fund Services, at its sole discretion, may pay certain dealers all or part of the portion of the sales charges it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                         Sales Charge as                                    Dealer
                                         a Percentage of       Sales Charge as             Allowance
                                           Net Amount          a Percentage of         as a Percentage
Amount of Purchase                           Invested          Offering Price         of Offering Price
------------------                       ---------------       ---------------        -----------------

Less than $50,000......................       4.71%                 4.50%                   4.05%
$50,000 but less than $100,000.........       4.17%                 4.00%                   3.60%
$100,000 but less than $250,000........       3.09%                 3.00%                   2.70%
$250,000 but less than $500,000........       2.04%                 2.00%                   1.80%
$500,000 but less than $1,000,000             1.01%                 1.00%                    .90%
$1,000,000 or more.....................        -0-                    -0-                     -0-

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to location within or outside the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

         The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

         The following classes of investors may purchase Shares of a Capital Appreciation Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

         (1) Existing Shareholders of a Capital Appreciation Fund upon the reinvestment of dividend and capital gain distributions;

         (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);


         (3) Investors for whom AmSouth Bancorporation or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with the Trust Department of AmSouth Bancorporation or one of its affiliates;


         (4) Investors who purchase Shares of a Capital Appreciation Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares;

         (5) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Shares of the Funds;

         (6) Orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies; and

         (7) Investors who purchase Shares of a Capital Appreciation Fund through certain broker-dealers, registered investment advisers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

         From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

         The Distributor may also periodically waive the sales charge for all investors with respect to any Capital Appreciation Fund.

LETTER OF INTENT

         By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in shares of a Capital Appreciation Fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). The Trust's Transfer Agent will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

         For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

         A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of a Capital Appreciation Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Shares of a Capital Appreciation Fund with prior purchases of Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

EXCHANGE PRIVILEGE

         Shareholders may exchange Shares of any Capital Appreciation Fund on the basis of the relative net asset value of the Shares exchanged, without payment of a sales charge, for Shares of any other Fund of the Trust so long as they maintain the respective minimum account balance in each Fund in which they own Shares. Shareholders may exchange Shares of a Fund without a sales charge for Shares of a Fund with a sales charge, by paying the applicable sales charge, so long as they maintain the respective minimum account balances in each Fund in which they own Shares. Shares of a Fund without a sales charge that were acquired through an exchange of Shares of a Fund with respect to which a sales charge was paid may be exchanged for Shares of a Fund with a sales charge without payment of a sales charge provided that such an exchange may only be made once during each calendar year and only upon the written request of a Shareholder. Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification.

         An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. In general, if a Shareholder exchanges Capital Appreciation Fund Shares for Shares of another Fund without paying a sales charge, the gain or loss on the sale of the Capital Appreciation Fund Shares will be calculated without taking into account the sales charge paid on the Capital Appreciation Fund Shares if the Shares were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. The application of this rule will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange of the Shares of the Capital Appreciation Fund.

         Before an exchange can be effected, a Shareholder must receive a current prospectus of the Fund into which the Shares are exchanged. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Trust may legally be sold, and may be amended or terminated at any time upon sixty (60) days' notice.

         The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Trust and increase transaction costs, the Trust has established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

DIRECTED DIVIDEND OPTION

         Shareholders can elect to have dividend distributions (capital gains, dividends, dividends and capital gains) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

         The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

         Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment from the maximum wire redemption charge of $15.00. Such charge is presently $7.00 for each wire redemption. There is no charge for having payment of redemption requests mailed or sent via Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Capital Appreciation Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Capital Appreciation Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Capital Appreciation Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the
Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.


                               DIVIDENDS AND TAXES

         The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         Each of the Capital Appreciation Funds is treated as a separate entity for Federal income tax purposes. Each of the Capital Appreciation Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Capital Appreciation Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. The Capital Appreciation Funds intend to avoid paying federal income and excise taxes by timely distributing substantially all their net income and net investment capital gain income.

         A distribution to a Shareholder of net investment income (generally the Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.

         A distribution by a Capital Appreciation Fund of the excess of net long-term capital gain over net short-term capital loss designated by such Fund as a capital gain dividend is taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividend or distribution may be, as an economic matter, a return of capital. A Shareholder should consult his or her own adviser for any special advice.

         Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Capital Appreciation Funds and their Shareholders. Potential investors in the Capital Appreciation Funds are urged to consult their tax advisers concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

         Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.


                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                            Position(s) Held    Principal Occupation
Name and Address            With the Trust      During the Past 5 Years
----------------            ----------------    -----------------------

Dr. Dick D. Briggs, Jr.        Trustee          From 1981 to present, Professor
459 DER Building                                and Vice Chairman, Dept. of
1808 7th Avenue South                           Medicine, Univ. of Alabama at
UAB Medical Center                              Birmingham School of Medicine;
Birmingham, Alabama 35294                       from December 1995 to present,
                                                Physician, University of Alabama
                                                Health Services Foundation; from
                                                1988 to 1992, President, CEO and
                                                Medical Director, Univ. of
                                                Alabama Health Services
                                                Foundation




Wendell D. Cleaver                      Trustee                      From September 3, 1993 to
209 Lakewood Drive, West                                             present, retired; from December,
Mobile, Alabama 36608                                                1988 to August, 1993, Executive
                                                                     Vice President, Chief Operating
                                                                     Officer and Director, Mobile Gas
                                                                     Service Corporation


J. David Huber*                         Trustee                      From June 1987 to present,
3435 Stelzer Road                                                    employee of BISYS Fund
Columbus, Ohio  43219                                                Services, Limited Partnership


Sean M. Kelly*                          Chairman of the Board of     From 1993 to present, Senior Vice
150 2nd Avenue North, Suite 1170        Trustees, President          President of Client Services of
St. Petersburg, Florida  33701                                       BISYS Fund Services; prior to
                                                                     1993, Senior Vice President of
                                                                     Concord Financial Group (now
                                                                     BISYS Fund Services)


Homer H. Turner, Jr.                    Trustee                      From June 1991 to present,
729 Cary Drive                                                       retired; until June 1991, Vice
Auburn, Alabama  36830                                               President, Birmingham Division,
                                                                     Alabama Power Company


James H. Woodward, Jr.                  Trustee                      From July 1989 to present,
The University of North                                              Chancellor, The University of
Carolina at Charlotte Charlotte,                                     North Carolina at Charlotte; until
North Carolina 28223                                                 July 1989, Senior Vice President,
                                                                     University College, University of
                                                                     Alabama at Birmingham






--------------------------

         * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services Ohio, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Kelly are officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR

         AmSouth is the investment advisor of each Fund of the Trust. AmSouth is the principal bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of December 31, 1995 of $17.7 billion and operated 273 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of December 31, 1995, AmSouth and its affiliates had over $6.8 billion in assets under discretionary management and provided custody services for an additional $12.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Capital Appreciation Funds, AmSouth manages the Capital Appreciation Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales. Pedro Verdu, CFA, is the portfolio manager for the Capital Appreciation Funds and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.

         Under an investment advisory agreement between the Trust and AmSouth, the fee payable to AmSouth by the Equity, Regional Equity, Balanced and Equity Income Funds for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of eighty one-hundredths of one percent (.80%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and AmSouth. While this fee is higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Group and AmSouth may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         During the Trust's fiscal year ended July 31, 1996 AmSouth received investment advisory fees amounting to 0.80% of the Equity Fund's average net assets, 0.80% of the Regional Equity Fund's average net assets and 0.75% of the Balanced Fund's average net assets after voluntary fee reductions with respect to the Balanced Fund.

MANAGEMENT FEE

         As compensation for its management services and certain expenses which AmSouth incurs on behalf of the Capital Growth and Small Cap Funds, the Trust pays AmSouth a management fee that is comprised of two components. The first component is a basic fee computed daily and payable monthly at the annual rate of eighty one-hundredths of one percent (0.80%) of the Capital Growth Fund's average daily net assets and ninety one-hundredths of one percent (0.90%) of the Small Cap Fund's average daily net assets (the "Basic Fee").
The second component is a performance fee adjustment.

         The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Capital Growth and Small Cap Funds for the performance period exceeds, or is exceeded by, the record of the appropriate benchmark index for each Fund over the same period. The performance period consists of the current month and the prior 11 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

         The Capital Growth and Small Cap Funds' performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by each Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the appropriate index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise an index.

         Because the adjustment to the Basic Fee is based on the comparative performance of each Fund and the record of its corresponding index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of corresponding index. Moreover, the comparative investment record of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         The Basic Fee for the Capital Growth Fund is subject to an upward or downward adjustment, depending on whether and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Standard and Poor's (the "S&P 500 Index") over the same period. The S&P 500 Index is comprised of 500 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value. The S&P 500 Index does not contain the 500 largest stocks, as measured by market capitalization.

         The Basic Fee for the Small Cap Fund is subject to an upward or downward adjustment, depending on whether and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Russell 2000 Index (the "Russell 2000 Index") over the same period. The Russell 2000 Index is comprised of the 2,000 smallest securities among the 3,000 largest U.S. securities as determined by total market capitalization, the Russell 2000 Index representing approximately 12% (as of December 10, 1996) of the largest 3000 U.S. securities in total market capitalization. As of December 10, 1996, the average market capitalization of companies on the Russell 2000 Index is $421 million. The largest company in the index has an approximate market capitalization of $1,018 million.

         The performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of a Fund and the level of the corresponding Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance*                Cumulative Change
                  -----------------------                -----------------
                                                             Percentage
               First Day      End of Period    Absolute      Points
               ---------      -------------    --------      ----------
Fund              $ 10            $ 13           +$ 3          + 30%
Index              100             123           + 23          + 23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on securities which comprise the index are treated as if reinvested on the ex-dividend date.


         The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: One-twelfth of the Basic Fee (0.80% for the Capital Growth Fund and 0.90% for the Small Cap
Fund) would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. One-twelfth of this rate is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund during the performance period was exceeded by the record of the corresponding index, the dollar amount of performance adjustment would be deducted from the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of a Fund and the record of the corresponding index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the corresponding index. Moreover, the comparative investment of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         The Capital Growth Fund and the Small Cap Fund for the first 11 months of each Fund's operation would pay AmSouth a management fee equal to each Fund's respective Basic Fee (0.80% of the Capital Growth Fund's average daily net assets and 0.90% of the Small Cap Fund's average daily net assets). Beginning in the 12th month following commencement of operations of a Fund, the performance adjustment, if any, to the Basic Fee for each Fund will be made as described above. The performance period initially used for calculating any performance adjustment to each Fund's respective Basic Fee will begin on the first day of a Fund's operations until a total of 12 months has been reached. Thus, no performance adjustment to a Fund's Basic Fee will be made until a Fund's 12th month of operations.


ADMINISTRATOR AND DISTRIBUTOR

         ASO Services Company ("ASO") is the administrator for each Fund of the Trust, and BISYS Fund Services ("BISYS") acts as the Trust's principal underwriter and distributor (the "Administrator" and the "Distributor," respectively). ASO is a wholly-owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Capital Appreciation Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Capital Appreciation Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of such Capital Appreciation Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Capital Appreciation Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         ASO succeeded BISYS as Administrator on April 1, 1996. During the Trust's fiscal year ended July 31, 1996, BISYS and ASO received administration fees, after voluntary fee reductions, amounting to 0.11% of the Equity Fund's average net assets, 0.12% of the Regional Equity Fund's average net assets and 0.11%of the Balanced Fund's average net assets.


SUB-ADMINISTRATORS

         Effective August 1, 1995, AmSouth became the Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (.10%) of each Fund's average net assets.

         Effective April 1, 1996, BISYS Fund Services was retained by the Administrator as Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed from time to time by it and the Administrator.

EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Investment Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Capital Appreciation Fund. No Capital Appreciation Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Capital Appreciation Fund; such costs will be borne by the Distributor.

BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Capital Appreciation Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The Trust - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fourteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, and the AmSouth Equity Income Fund. Each Fund, except the AmSouth Florida Tax-Free Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


         Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote as a single class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only Shareholders of such series shall be entitled to vote thereon.

         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

         As of November 16, 1996, AmSouth Bank of Alabama, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of approximately 90.76% of the outstanding shares of the Equity Fund, 66.88% of the outstanding shares of the Regional Equity Fund, and 87.63% of the outstanding shares of the Balanced Fund. AmSouth Bank of Alabama was the beneficial owner of approximately 42.68% of the outstanding shares of the Equity Fund, 39.72% of the outstanding shares of the Regional Equity Fund and 51.42% of the outstanding shares of the Balanced Fund, and may be deemed to be a "controlling person" of each of the Equity Fund, the Regional Equity Fund and the Balanced Fund within the meaning of the Investment Company Act of 1940.

CUSTODIAN

         It is expected that AmSouth Bank of Alabama will become custodian for the Trust in the second calendar quarter of 1997. Until that time, Union Bank of California, N.A. serves as custodian for the Trust.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Trust.

PERFORMANCE INFORMATION

         From time to time performance information for a Capital Appreciation Fund showing its total return and/or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year and the period since the establishment of the Capital Appreciation Fund. Total return is measured by comparing the value of an investment in the Capital Appreciation Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Capital Appreciation Fund's net investment income per share earned during a recent one-month period by the Capital Appreciation Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

         Investors may also judge the performance of each Capital Appreciation Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the prospectus.

         Information about the performance of a Capital Appreciation Fund is based on the Capital Appreciation Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Capital Appreciation Fund, operating expenses, and marketing conditions. Any fees charged by a Bank with respect to customer accounts investing in Shares of a Capital Appreciation Fund will not be included in performance calculations.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 451-8382.

AMSOUTH MUTUAL FUNDS
INVESTMENT ADVISOR
AmSouth Bank of Alabama
1901 Sixth
Avenue North Birmingham, AL 35203

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH  43219

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC  20005-3333

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH  43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS

                                                                           Page

The Trust..................................................................
Fee Table .................................................................
Financial Highlights ......................................................
Investment Objective and Policies .........................................
Investment Restrictions ...................................................
Valuation of Shares .......................................................
How to Purchase and Redeem Shares .........................................
Dividends and Taxes .......................................................
Management of AmSouth Mutual Funds ........................................
General Information .......................................................


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS

                           CAPITAL APPRECIATION FUNDS




                             AmSouth Bank of Alabama

                               Investment Advisor






                    BISYS FUND SERVICES, LIMITED PARTNERSHIP












                        Prospectus dated March __, 1997

CROSS REFERENCE SHEET
---------------------

Part B

Form N-1A Item No.                                   Caption
------------------                                   -------

10.  Cover Page                                     Cover Page

11.  Table of Contents                              Table of Contents

12.  General Information and   History              Additional Information - Description of Shares

13.  Investment Objectives  and Policies            Investment objectives and policies

14.  Management of the Trust                        Management of the Trust

15.  Control Persons and Principal
      Holders of Securities                         Miscellaneous

16.  Investment Advisory and
      Other Services                                Management of the Trust

17.  Brokerage Allocation                           Management of the Trust

18.  Capital Stock and Other
      Securities                                    Valuation; Additional Purchase and Redemption
                                                    Information; Management of the Trust;
                                                    Redemptions; Additional Information

19.  Purchase, Redemption and  Pricing
      of Securities  Being Offered                  Valuation; Additional Purchase and Redemption
                                                    Information; Management of the Trust

20.  Tax Status                                     Additional Purchase and Redemption Information

21.  Underwriters                                   Management of the Trust

22.  Calculation of Performance  Data               Performance Information

23.  Financial Statements                           Financial Statements


                              AMSOUTH MUTUAL FUNDS



                       Statement of Additional Information



                                 March __, 1997



                                -----------------



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of AmSouth Prime Obligations Fund, AmSouth U.S. Treasury Fund, AmSouth Tax Exempt Fund, AmSouth Government Income Fund, AmSouth Bond Fund, AmSouth Limited Maturity Fund, AmSouth Municipal Bond Fund, and AmSouth Florida Tax-Free Fund each dated as of November 30, 1996, and AmSouth Equity Fund, AmSouth Regional Equity Fund, AmSouth Balanced Fund, AmSouth Capital Growth Fund, AmSouth Small Cap Fund and AmSouth Equity Income Fund, each dated as of the date hereof (the "Prospectuses"). This Statement of Additional Information is incorporated by reference in its entirety into those Prospectuses. Copies of the Prospectuses may be obtained by writing AmSouth Mutual Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 451-8382.

                                TABLE OF CONTENTS

                                                                                       Page

AMSOUTH MUTUAL FUNDS.......................................................................1

INVESTMENT OBJECTIVES AND POLICIES.........................................................1
    Additional Information on Portfolio Instruments........................................1
    Investment Restrictions...............................................................17
    Additional Investment Restrictions....................................................18
    Portfolio Turnover....................................................................19

VALUATION.................................................................................19
    Valuation of the Money Market Funds...................................................20
    Valuation of the Capital Appreciation Funds and the Income Funds......................21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................21
    Purchase of Shares....................................................................21
    Matters Affecting Redemption..........................................................22
    Additional Tax Information............................................................22
    Additional Tax Information Concerning the Tax Exempt Fund and Tax-Free Funds..........24

MANAGEMENT OF THE TRUST...................................................................26
    Officers .............................................................................26
    Investment Advisor....................................................................28
    Portfolio Transactions................................................................32
    Glass-Steagall Act....................................................................33
    Manager and Administrator.............................................................34
    Expenses .............................................................................37
    Sub-Administrators....................................................................37
    Distributor...........................................................................37
    Shareholder Servicing Plan............................................................38
    Custodian.............................................................................39
    Transfer Agent and Fund Accounting Services...........................................39
    Auditors .............................................................................40
    Legal Counsel.........................................................................40

PERFORMANCE INFORMATION...................................................................40
    Yields of the Money Market Funds......................................................40
    Yields of the Capital Appreciation Funds and the Income Funds.........................42
    Calculation of Total Return...........................................................43



    Performance Comparisons...............................................................44

ADDITIONAL INFORMATION....................................................................45
    Organization and Description of Shares................................................45
    Shareholder Liability.................................................................46

APPENDIX..................................................................................49

                       STATEMENT OF ADDITIONAL INFORMATION

                              AMSOUTH MUTUAL FUNDS


         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment portfolios: AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), AmSouth Tax Exempt Fund (the "Tax Exempt Fund" and, collectively, with the Prime Obligations Fund and the U.S. Treasury Fund, the "Money Market Funds"), AmSouth Equity Fund (the "Equity Fund"), AmSouth Regional Equity Fund (the "Regional Equity Fund"), AmSouth Balanced Fund (the ("Balanced Fund"), AmSouth Capital Growth Fund (the "Capital Growth Fund"), AmSouth Small Cap Fund (the "Small Cap Fund"), and AmSouth Equity Income Fund (the "Equity Income Fund" and, collectively with the Equity Fund , the Regional Equity Fund, the Balanced Fund, the Capital Growth Fund, and the Small Cap Fund, the "Capital Appreciation Funds"), AmSouth Bond Fund (the "Bond Fund"), AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), AmSouth Government Income Fund (the "Government Income Fund") AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), and AmSouth Florida Tax-Free Fund (the "Florida Fund"and, collectively with the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Municipal Bond Fund, the "Income Funds," and the Florida Fund and the Municipal Bond Fund sometimes collectively referred to herein as the "Tax-Free Funds.") The Municipal Bond Fund , the Capital Growth Fund, the Small Cap Fund, and the Equity Income Fund are not currently offering shares. The Money Market Funds offer to the public two classes of shares: Premier Shares and Classic Shares. All other Funds offer only one class of shares. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by AmSouth to present minimal credit risks under guidelines adopted by the Trust's Trustees.

         With regard to the Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (I.E., are unrated) but are determined by the Investment Adviser, AmSouth Bank of Alabama ("AmSouth") to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax Exempt Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating, (I.E., are unrated) but are determined by AmSouth to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by AmSouth to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Obligations Fund and the Tax Exempt Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (I.E., are unrated) but are determined by AmSouth to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by AmSouth. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), AmSouth may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by AmSouth with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds of the Trust except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each Fund except the U.S. Treasury Fund, the Tax Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Obligations Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. AmSouth will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. All of the Funds except the U.S. Treasury Fund and the Tax-Free Funds may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when AmSouth believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each of the Trust's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which AmSouth deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and AmSouth will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each of the Trust's Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid high quality debt securities in the case of the Money Market Funds and the Income Funds or other liquid, high-grade debt securities, in the case of the Capital Appreciation Funds. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. Government obligations. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when AmSouth believes that the credit risk with respect thereto is minimal.

         VARIABLE AND FLOATING RATE NOTES. The Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by AmSouth under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, AmSouth will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         Variable or floating rate notes acquired by the Tax Exempt Fund may have maturities of more than one year and variable or floating rate notes acquired by the Limited Maturity Fund may have maturities of more than three years, as follows:

         1. A note that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding one year in the case of the Tax Exempt Fund and not exceeding three years in the case of the Limited Maturity Fund and upon no more than 30 days' notice.

         MUNICIPAL SECURITIES. Under normal market conditions, the Tax Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax Exempt Fund and the Municipal Bond Fund will invest at least 80% of their total assets, and the Florida Fund may invest up to 20% of its total assets, in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.


         High Yield Securities. The Equity Income Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.


         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund except the Prime Obligations Fund and the U.S. Treasury Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of AmSouth to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         CALLS. The Capital Appreciation Funds and the Bond Fund, Limited Maturity Fund, and Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in AmSouth's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Capital Appreciation Funds and the Bond Fund, Limited Maturity Fund, and Government Income Fund will write only covered call options. This means that the Fund will only write a call option on a security which it already owns. (In order to comply with the requirements of the securities laws in several states, each of the Capital Appreciation Funds and the Bond Fund, Limited Maturity Fund, and Government Income Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the its total assets.)

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Capital Appreciation Funds and the Bond Fund, Limited Maturity Fund, and Government Income Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, neither the Capital Appreciation Funds nor the Bond Fund, Limited Maturity Fund, and Government Income Fund have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Capital Appreciation Funds, the Bond Fund, Limited Maturity Fund, and Government Income Fund will consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, AmSouth, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund

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will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Capital Appreciation Funds, the Bond Fund, Limited Maturity Fund, and Government Income Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         PUTS. The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, and the Balanced Fund, the Bond Fund, and the Limited Maturity Fund may acquire "puts" with respect to debt securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax Exempt Fund, the Tax-Free Funds, the Bond Fund, the Balanced Fund, and the Limited Maturity Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and

Floating Rate Notes" and "Valuation of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund" in this Statement of Additional Information.

         The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security.

         The Tax Exempt Fund, the Tax-Free Funds and the Limited Maturity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax Exempt Fund, the Tax-Free Funds and the Limited Maturity Fund intend to enter into puts only with dealers, banks, and broker-dealers which, in AmSouth's opinion, present minimal credit risks.

FUTURES CONTRACTS. The Government Income Fund may enter into futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to- market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Government Income Fund expects to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Government Income Fund intends to use futures contracts only for bona fide hedging purposes.

         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Government Income Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         Regulations of the CFTC applicable to the Government Income Fund require that all of its futures transactions constitute bona fide hedging transactions. The Government Income Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Government Income Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control the Government Income Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Government Income Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transactions costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Government Income Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Government Income Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 10% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Portfolio's qualification as a regulated investment company.

         The Government Income Fund has undertaken to restrict its futures contract trading as follows: first, the Fund will not engage in transactions in futures contracts for speculative purposes; second, the Fund will not market itself to the public as a commodity pool or otherwise as a vehicle for trading in the commodities futures or commodity options markets; third, the Fund will disclose to all prospective shareholders (the "Shareholders") the purpose of and limitations on its commodity futures trading; fourth, the Fund will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Government Income Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Government Income Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Government Income Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Government Income Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Government Income Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Government Income Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Government Income Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Government Income Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Government Income Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Government Income Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Government Income Fund are only for hedging purposes, AmSouth does not believe that the Government Income Fund is subject to the risks of loss frequently associated with futures transactions. The Government Income Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Government Income Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Government Income Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

INVESTMENT RESTRICTIONS

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

         None of the Funds of the Trust may:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;


         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Capital Growth, Small Cap and Equity Income Funds);


         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the Capital Appreciation Funds and the Income Funds may purchase securities of a money market fund, including securities of both the Prime Obligations Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax Exempt Fund) and the Tax Exempt Fund and Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


         The Prime Obligations Fund and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds and the Tax-Free Funds may not write or purchase call options. None of the Funds may write put options. The Prime Obligations Fund, the U.S. Treasury Fund, the Equity Fund , the Regional Equity Fund, the Capital Growth Fund, the Small Cap Fund, and the Equity Income Fund may not purchase put options. The Tax Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.


         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

ADDITIONAL INVESTMENT RESTRICTIONS

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

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PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Trust's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds is expected to be zero percent for regulatory purposes.

         In the fiscal year ended July 31, 1996, portfolio turnover for the Equity Fund, the Regional Equity Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 19.11%, 8.22%, 29.56%, 78.31%, 9.60% and 12.21%, respectively. In the fiscal year ended July 31, 1996, the portfolio turnover rate for the Balanced Fund was 13.65% with respect to the common stock portion of its portfolio and 6.82% with respect to the other portion of its portfolio.

         In the fiscal year ended July 31, 1995, portfolio turnover for the Equity Fund, the Regional Equity Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 19.46%, 14.25%, 38.11%, 27.32%, 17.70% and 2.33%, respectively. In the fiscal year ended July 31, 1995, the portfolio turnover rate for the Balanced Fund was 16.62% with respect to the common stock portion of its portfolio and 10.07% with respect to the other portion of its portfolio. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax Exempt Fund and the Tax-Free Funds, by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         The Tax-Free Funds will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the investment advisor believes investment considerations warrant such sale or purchase. The annual portfolio turnover rate of the Municipal Bond Fund is not expected to exceed 50%. However, the portfolio turnover rate for each of the Tax-Free Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.


                                    VALUATION

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of

Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUNDS

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE CAPITAL APPRECIATION FUNDS AND THE INCOME FUNDS

         The value of the portfolio securities held by each of the Capital Appreciation Funds and the Income Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Administrator, and which valuations shall be the fair market value of such securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services, Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at AmSouth, or AmSouth's affiliated or correspondent banks. Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's affiliated or correspondent banks.

PURCHASE OF SHARES

         As stated in the relevant Prospectuses, the public offering price of Shares of the Capital Appreciation Funds and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Shares of the Trust is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the relevant Prospectuses). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund alone, by any person, including members of a family unit (i.e., husband, wife and minor children) and bona fide trustees and also applies to purchases made under a Rights of Accumulation or a Letter of Intent.

         Certain sales are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Trust's principal underwriter, BISYS acts as principal in selling shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Prospectuses (see "How to Purchase and Redeem Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

MATTERS AFFECTING REDEMPTION

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.

ADDITIONAL TAX INFORMATION

         It is the policy of each of the Trust's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; (c) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. The 30% of gross income test described above may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months and to engage in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Trust's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         Although the Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their

Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX EXEMPT FUND AND TAX-FREE FUNDS

         As indicated in the prospectuses of the Tax Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         In addition, the Tax Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its Shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.

         While the Tax Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as long-term capital gains, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.

         While the Tax Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax Exempt Fund and the Tax- Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax Exempt Fund and the Tax-

Free Funds could acquire under the 1940 Act. Therefore, although the Tax Exempt Fund and the Tax- Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Tax Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                             MANAGEMENT OF THE TRUST

OFFICERS

         The officers of each Fund of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                              Position(s) Held              Principal Occupation
Name and Address              With the Trust                During Past 5 Years
----------------              ----------------              -------------------

J. David Huber*               Trustee                       From June 1987 to present, employee of BISYS
                                                            Fund Services, Limited Partnership.

Sean M. Kelly*                Chairman of the Board         From 1993 to present, Senior Vice President of
                              of Trustees, President        Client Services of BISYS Fund Services; prior

                                                            to 1993, Senior Vice President of Concord
                                                            Financial Group (now BISYS Fund Services)

George A. Landreth            Vice President                From December 1992 to present, employee of
                                                            BISYS Fund Services, Limited Partnership;
                                                            from July 1991 to December 1992, employee of
                                                            PNC Financial Corp.; from October 1984 to
                                                            July 1991, employee of The Central Trust Co.,
                                                            N.A.


Walter B. Grimm               Vice President                From June, 1992 to present, employee of BISYS
                                                            Fund Services, Limited Partnership; from 1990
                                                            to 1992, President and CEO, Security
                                                            Bancshares; from July, 1981 to present,
                                                            President of Leigh Investments Consulting
                                                            (investments firm).





Kevin Martin                Treasurer             From February 1996, to
                                                  present, employee of BISYS
                                                  Fund Services, Limited
                                                  Partnership, from 1984 to
                                                  February 1996, Senior Manager,
                                                  Ernst & Young.

John F. Calvano             Secretary             From October, 1994 to present,
                                                  employee of BISYS Fund
                                                  Services, Limited Partnership;
                                                  from July, 1992 to August,
                                                  1994, investment
                                                  representative, BA Investment
                                                  Services; and from October,
                                                  1986 to July, 1994, Marketing
                                                  Manager, Great Western
                                                  Investment Management.

George O. Martinez          Assistant Secretary   From March, 1995 to present,
                                                  Senior Vice President and
                                                  Director of Legal and
                                                  Compliance Services, BISYS
                                                  Fund Services, Limited
                                                  Partnership; from June, 1989
                                                  to March, 1995, Vice President
                                                  and Associate General Counsel,
                                                  Alliance Capital Management.

Alaina V. Metz              Assistant Secretary   From June, 1995 to present,
                                                  Chief Administrator,
                                                  Administrative and Regulatory
                                                  Services, BISYS Fund Services,
                                                  Limited Partnership; from May,
                                                  1989 to June, 1995,
                                                  Supervisor, Mutual Fund Legal
                                                  Department, Alliance Capital
                                                  Management.

Scott A. Englehart          Assistant Secretary   From October, 1990 to present,
                                                  employee of BISYS Fund
                                                  Services, Limited Partnership.


* Messrs. Huber and Kelly, Trustees of the Trust, are "interested persons" of the Trust as defined in the 1940 Act.

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber, Calvano, Martin, Kelly, Landreth, Grimm, Englehart, and Martinez and Mme. Metz are employees of BISYS Fund Services, Limited Partnership.

                              COMPENSATION TABLE 1

                                    Pension or
                                    Retirement                    Total
                Aggregate           Benefits       Estimated      Compensation
                Compensation        Accrued        Annual         from AmSouth
Name of         from AmSouth        As Part of     Benefits Upon  Mutual Funds
Position        Mutual Funds        Fund Expenses  Retirement     Paid to Trustee
--------        ------------        -------------  ----------     ---------------

J. David Huber  None                 None           None           None

William J.
Tomko           None                 None           None           None

James H.
Woodward, Jr.   11,250               None           None           11,250

Homer H.
Turner          11,250               None           None           11,250

Wendell D.
Cleaver         11,250               None           None           11,250

Dick D. Briggs,
Jr.             11,250               None           None           11,250

Sean M. Kelly   None                 None           None            None



1 Figures are for the Trust's fiscal year ended July 31, 1996.



INVESTMENT ADVISOR

         Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Maturity Fund) by AmSouth pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Maturity Fund by AmSouth pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement" collectively with the First and Second Investment Advisory Agreement, the "Advisory Agreements").

         In selecting investments for each of the Capital Appreciation Funds, AmSouth employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. AmSouth's approach when selecting investment for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

         In selecting investments for each of the Income Funds and the Balanced Fund, AmSouth attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. AmSouth seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.


         Under the Advisory Agreements, the fee payable to AmSouth by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and AmSouth or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund - forty one-hundredths of one percent (.40%) annually; the Equity Fund - eighty one-hundredths of one percent (.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (.80%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (.40%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (.65%) annually; and the Equity Income Fund - eighty one-hundredths of one percent (.80%) annually. A fee agreed to in writing from time to time by the Trust and AmSouth may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         As compensation for its management services and certain expenses which AmSouth incurs on behalf of the Capital Growth and Small Cap Funds, the Trust pays AmSouth a management fee that is comprised of two components. The first component is a basic fee computed daily and payable monthly at the annual rate of eighty one-hundredths of one percent (0.80%) of the Capital Growth Fund's average daily net assets and ninety one-hundredths of one percent (0.90%) of the Small Cap Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

         The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Capital Growth and Small Cap Funds for the performance period exceeds, or is exceeded by, the record of the appropriate benchmark index for each Fund over the same period. The performance period consists of the current month and the prior 11 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

         The Capital Growth and Small Cap Funds' performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by each Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the appropriate index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise an index.


         For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, AmSouth received $2,459,885, $2,184,158, and $1,976,523, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, AmSouth received $1,588,850, $1,245,378, and
$1,225,805, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, AmSouth received $133,336, $125,213, and $126,354 for the Tax Exempt Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, investment advisory fees paid to AmSouth reflect voluntary reductions in investment advisory fees of $133,340, $125,213, and $126,354, respectively, for the Tax Exempt Fund.

         For the fiscal year ended July 31, 1996, AmSouth received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834, and $146,775 from the Equity
Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to AmSouth reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522, and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively.

         For the fiscal year ended July 31, 1995, AmSouth received $1,841,031, $478,789, $461,002, $253,511, $1,807,557, and $29,835 from the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, investment advisory fees paid to AmSouth reflect voluntary fee reductions of $3,057, $302, $138,571, $76,328, $259,520, and $66,952, for the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund. For the period from commencement of operations (September 30, 1994) through July 31, 1995, AmSouth received $124,256 from the Florida Fund, which reflects a voluntary reduction in fees of $111,697.

         For the fiscal year ended July 31, 1994, AmSouth received $1,253,256, $209,061, $352,480, $280,251, and $1,274,752 from the Equity Fund, the Regional
Equity Fund, the Bond Fund, the Limited Maturity Fund and the Balanced Fund, respectively. For the fiscal year ended July 31, 1994, investment advisory fees paid to AmSouth reflect voluntary fee reductions of $165,048, $184,505, $105,953, $83,946, and $408,227, for the Equity Fund,
the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund and the Balanced Fund. For the period from commencement of operations October 1, 1993 through July 31, 1994, AmSouth received $0 from the Government Income Fund, which reflects a voluntary reduction in fees of $117,065.

         Each of the Advisory Agreements provides that AmSouth shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AmSouth in the performance of its duties, or from reckless disregard by AmSouth of its duties and obligations thereunder.

         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 1998 as to each of the Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION -Miscellaneous" in the respective Prospectus of the Money Market Funds, the Capital Appreciation Funds and the Income Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 1998 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by AmSouth. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         On December 5, 1990, the First Investment Advisory Agreement was approved by the Shareholders of the Prime Obligations Fund, the U.S. Treasury Fund, the Equity Fund, the Regional Equity Fund and the Bond Fund and the Second Advisory Agreement was approved by the Shareholders of the Limited Maturity Fund. On March 8, 1993, the First Investment Advisory Agreement was approved by the Shareholders of the Prime Obligations Fund, the U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the

Bond Fund, and the Balanced Fund, and the Second Advisory Agreement was approved by the Shareholders of the Limited Maturity Fund.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to,
(i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "SUB-ADMINISTRATOR" below.

PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreements, AmSouth determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of a negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While AmSouth generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by AmSouth in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to AmSouth may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by AmSouth and does not reduce the advisory fees payable to AmSouth by the Trust. Such information may be useful to AmSouth in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to AmSouth in carrying out its obligations to the Trust.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with AmSouth, BISYS, or their affiliates, and will not give preference to AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by AmSouth. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which AmSouth believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, AmSouth may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements, in making investment recommendations for the Trust, AmSouth will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of AmSouth, its parent or its subsidiaries or affiliates and, in dealing with its customers, AmSouth, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the fiscal year ended July 31, 1996, the Equity Fund paid aggregate brokerage commissions in the amount of $265,581.82. During the fiscal year ended July 31, 1996, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $167,771.64. During the fiscal year ended July 31, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $489,564.65.

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF

GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees of the Trust would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth or its affiliated and correspondent banks in connection with customer purchases of Shares of the Trust, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

MANAGER AND ADMINISTRATOR

         ASO Services Company serves as general manager and administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). During the Trust's fiscal year ended July 31, 1996 ASO Services Company succeeded BISYS Fund Services as Administrator on April 1. 1996. ASO Services Company is a wholly-owned subsidiary of BISYS. The Administrator assists in supervising all operations of each Fund (other than those performed by AmSouth under the Advisory Agreements, those performed by Union Bank of California, N.A. ("Union Bank of California") under its custodial services agreement with the Trust and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and fund accounting agreements with the Trust).

         On October 1, 1993, The Winsbury Company and its affiliated companies, including the Winsbury Service Corporation, were acquired by The BISYS Group, Inc. a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations.

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations other than those performed by AmSouth under the Advisory Agreements, those by Union Bank of California under its custodial services agreement with the Trust and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and fund accounting agreements with the Trust. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of such Fund's average daily net assets; or
(b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.


         For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS and ASO Services Company received $1,229,842, $1,092,079 and $988,262, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS and ASO Services Company received $794,425, $622,689, and $612,904, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS and ASO Services Company received $133,336, $125,213 and $126,354, respectively, from the Tax Exempt Fund. For the fiscal year ended July, 1996, management and administration fees reflect voluntary reductions in management and administration fees of $1,000 for the Tax Exempt Fund.

         For the fiscal year ended July 31, 1996, BISYS and ASO Services Company received $406,464, $100,491, $131,382, $70,255, $389,624, $17,620 and $48,936
from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, and the Florida Fund respectively. For the fiscal year ended July 31, 1996, management and administration fees reflect voluntary fee reductions of $309,086, $67,125, $87,790, $46,757, $259,990, $17,567, and $48,938 for the Equity

Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively.

         For the fiscal year ended July 31, 1995, BISYS received $276,383, $71,818, $110,640, $60,867, $308,216, and $6,300 from the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, management and administration fees paid to BISYS reflect voluntary fee reductions of $184,639, $47,954, $73,844, $40,622, $208,553, and
$23,481 for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the period from commencement of operations (September 30, 1994) through July 31, 1995, BISYS received $50,848 from the Florida Fund, which reflects a voluntary reduction in fees of $21,753.

         For the fiscal year ended July 31, 1994, BISYS received $212,573, $58,991, $84,589, $67,244, and $252,259 from the Equity Fund, the Regional
Equity Fund, the Bond Fund, the Limited Maturity Fund and the Balanced Fund, respectively. For the fiscal year ended July 31, 1994, management and administration fees paid to BISYS reflect voluntary fee reductions of $142,003, $39,401, $56,467, $44,817 and $168,486 for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund and the Balanced Fund, respectively. For the period from commencement of operations (October 1, 1993) through July 31, 1994, BISYS received $0 from the Government Income Fund, which reflects a voluntary reduction in fees of $36,020.

         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

EXPENSES

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

         If total expenses incurred by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, AmSouth and the Administrator will reduce their own fees by the amount of such excess in proportion to their respective fees. As of the date of the Prospectuses and this Statement of Additional Information, there are no state expense limitations applicable to the Trust. Any fee reduction by AmSouth and the Administrator will be estimated daily and reconciled on a monthly basis. Fees imposed upon customer accounts by AmSouth or its affiliated or correspondent banks for cash management services are not included within Trust expenses for purposes of any such expense limitation.

SUB-ADMINISTRATORS

         Effective August 1, 1995, AmSouth was retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with AmSouth Services Corporation as the Sub- Administrator of the Trust. Pursuant to this agreement, AmSouth Bank of Alabama has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1996, AmSouth received $1,125,000 with respect to the Trust.

         Effective April 1, 1996 BISYS Fund Services was retained by the Administrator as the Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

DISTRIBUTOR

         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of October 1, 1993 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 1998, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

SHAREHOLDER SERVICING PLAN

         A Shareholder Servicing Plan for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class. Currently, only the Money Market Funds offer Classic Shares.

         The Shareholder Servicing Plan may be terminated with respect to any Money Market Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Money Market Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Money Market Fund requires the approval of the holders of that Money Market Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.

         The fee of .25% of average daily net assets of the Classic Shares of each Money Market Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Money Market Fund of the Trust are subject, is described in the Money Market Fund Prospectus.

         For the fiscal year ended July 31, 1996 BISYS received $4,607 with respect to the Classic Shares of the AmSouth U.S. Treasury Fund (which reflects a fee reduction of $6,912); $41,777 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $62,669); and $4,960 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $7,440). For the fiscal year ended July 31, 1995 no fees were paid by any Money Market Fund under the Shareholder Servicing Plan.

CUSTODIAN

         Union Bank of California (the "Custodian") serves as custodian to each Fund of the Trust pursuant to a Custodial Services Agreement with the Trust. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust.

         BISYS Ohio also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, BISYS Ohio receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class. For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS Ohio received $254,753 and $289,092, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS Ohio received $147,544 and $179,572, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, BISYS Ohio received $32,145 and $59,090, respectively, from the Tax Exempt Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, BISYS Ohio received $145,583, $114,437, and $120,225 respectively, from the Equity Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, BISYS Ohio received $36,049, $30,766, and $79,071, respectively, from the Regional Equity Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, BISYS Ohio received $46,931, $50,807, and $64,501, respectively, from the Bond Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, BISYS Ohio received $26,388, $28,353, and $58,805, respectively, from the Limited Maturity Fund. For the fiscal years ended July 31, 1996, July 31, 1995, and July 31, 1994, BISYS Ohio received $141,803, $128,452, and $133,846, respectively, from the Balanced Fund for fund accounting services and reimbursement of expenses. For the fiscal year ended July 31, 1996, July 31, 1995 and for the period from commencement of operations (October 1, 1993) through July 31, 1994, BISYS Ohio received $7,849, $12,846 and $28,546, respectively, from the Government Income Fund for fund accounting services and reimbursement of expenses. For the fiscal year ended July 31, 1996 and for the period from commencement of operations (September 30, 1994) through July 31, 1995, BISYS Ohio received $21,614 and $22,258 from the Florida Fund for fund accounting services and reimbursement of expenses.

AUDITORS

         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust appearing in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333 are counsel to the Trust.


                             PERFORMANCE INFORMATION

GENERAL

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

YIELDS OF THE MONEY MARKET FUNDS

         As summarized in the Prospectus of the Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The Tax Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax Exempt Fund is computed by dividing that portion of the effective yield of the Tax Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, 1996, the yield and effective yield of the Premier Class of each Money Market Fund calculated as described above was as follows:

                                               Effective
            Fund              Yield              Yield
            ----              -----              -----

Prime Obligations Fund       4.78%               4.89%

U.S. Treasury Fund           4.55%               4.66%

Tax Exempt Fund              3.00%               3.05%


         For the 7-day period ending July 31, 1996, the tax equivalent yield and the tax equivalent effective yield of the Premier Class of the Tax Exempt Fund were 4.97% and 5.05%, respectively, and the tax equivalent yield and the tax-equivalent effective yield of the Classic Class of the Tax Exempt Fund was 4.80% and 4.87%, respectively, which reflect the amount of income subject to federal income taxation that a taxpayer in a 39.6% tax bracket would have to earn in order to obtain the same after-tax income as that derived from the "yield" and "effective yield," respectively, of the Tax Exempt Fund.

         For the seven-day period ended July 31, 1996, the yield and effective yield of the Classic Class of each Money Market Fund calculated as described above was as follows:


                                                     Effective
       Fund                        Yield               Yield
       ----                        -----               -----

Prime Obligations Fund             4.68%               4.79%

U.S. Treasury Fund                 4.45%               4.55%

Tax Exempt Fund                    2.90%               2.94%

YIELDS OF THE CAPITAL APPRECIATION FUNDS AND THE INCOME FUNDS

         As summarized in the Prospectuses under the heading "Performance Information," yields of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

         For the 30-day period ending July 31, 1996, the Equity Fund had a yield of 1.70%, the Regional Equity Fund had a yield of 1.25%, the Balanced Fund had a yield of 3.56%, the Bond Fund had a yield of 6.09%, the Limited Maturity Fund had a yield of 5.63%, the Government Income Fund had a yield of 6.09% and the Florida Fund had a yield of 4.05%.

CALCULATION OF TOTAL RETURN

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the fiscal year ended July 31, 1996, annual total return was 5.10%, 4.93% and 3.15% for the Premier Shares and Classic Shares of the Prime Obligations Fund, the U.S.
Treasury Fund, and the Tax Exempt Fund, respectively.


         For the fiscal year ended July 31, 1996, annual total return was 11.09%, 13.10%, 4.40%, 4.74%, 8.37%, 4.91% and 4.24% for the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund, and the Florida Fund, respectively.


         For the five-year period ended July 31, 1996 the average annual total return was 4.04% for the Premier Shares and the Classic Shares of the Prime Obligations Fund; 3.89% for the Premier Shares and the Classic Shares of the U.S. Treasury Fund; and 2.72% for the Premier Shares and the Classic Shares of the Tax Exempt Fund. For the five-year period ended July 31, 1996 the average annual total return was 11.91%, 7.32%, 5.58%, and 12.70% the Equity Fund, the Bond Fund, the Limited Maturity Fund, and the Regional Equity Fund, respectively.

         For the period from December 19, 1991 (commencement of operations) through July 31, 1996, average annual total return for the Balanced Fund was 10.55%. For the period from October 1, 1993 (commencement of operations) through July 31, 1996, average annual total return was 3.43% for the Government Income Fund. For the period from

September 30, 1994 (commencement of operations) through July 31, 1996, average annual total return was 4.12% for the Florida Fund.

         For the period from December 1, 1988 (commencement of operations of the Equity Fund, the Regional Equity Fund and the Bond Fund) through July 31, 1996, average annual total return was 12.10%, 13.47% and 7.95% for the Equity Fund, the Regional Equity Fund and the Bond Fund, respectively. For the period from February 1, 1989 (commencement of operations) through July 31, 1996, the average annual total return for the Limited Maturity Fund was 6.75%. For the period from August 8, 1988 (commencement of operations) through July 31, 1996, average annual total return was 5.48% for the Premier Shares and for the Classic Shares of the Prime Obligations Fund. For the period from September 8, 1988 (commencement of operations) through July 31, 1996, average annual total return was 5.28% for the Premier Shares and for the Classic Shares of the U.S. Treasury Fund. For the period from June 27, 1990 (commencement of operations) through July 31, 1996, average annual total return was 3.08% for the Premier Shares and for the Classic Shares of the Tax Exempt Fund.

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by AmSouth or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.


                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES


         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has fourteen series of Shares which represent interests in the Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, and the Equity Income Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Classic Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Shareholder Servicing Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER LIABILITY

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

         As of November 16, 1996, the trustees and officers of the Trust, as a Group, owned less than 1% of the Premier Shares and of the Classic Shares of any of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund, and the Equity Fund, the Regional Equity Fund, the Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, and the Florida Fund. As of November 16, 1996, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama, was the Shareholder of record of 92.56% of the outstanding voting Shares of the Premier Shares of the Prime Obligations Fund, 97.56% of the outstanding voting Shares of the Premier Shares of the U.S. Treasury Fund, 98.46% of the outstanding voting Shares of the Premier Shares of the Tax Exempt Fund, 90.76% of the outstanding voting Shares of the Equity Fund, 66.89% of the outstanding voting Shares of the Regional Equity Fund, 95.13% of the outstanding voting Shares of the Bond Fund, 91.02% of the outstanding voting Shares of the Limited Maturity Fund, 87.63% of the outstanding voting Shares of the Balanced Fund, and 88.38% of the outstanding voting Shares of the Florida Fund. 59.83% of the outstanding voting Shares of the Premier Class of the Prime Obligations Fund, 72.76% of the outstanding voting Shares of the Premier Class of the U.S. Treasury Fund, 74.73% of the outstanding voting Shares of the Premier Class of the Tax Exempt Fund, 42.68% of the outstanding voting Shares of the Equity Fund, 39.72% of the outstanding voting Shares of the Regional Equity Fund, 82.55% of the outstanding voting Shares of the Bond Fund, 59.77% of the outstanding voting Shares of the Limited Maturity Fund, 51.42% of the outstanding voting Shares of the Balanced Fund, and 88.38% of the outstanding voting Shares of the Florida Fund were also owned beneficially by AmSouth because it possessed or shared investment or voting power with respect to such Shares. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of the Prime Obligations Fund, the Premier Class of the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Florida Fund. The ultimate parent of AmSouth is AmSouth Bancorporation.

         As of November 16, 1996 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of 92.34% of the outstanding voting Shares of the Classic Shares of the Prime Obligations Fund, 87.45% of the outstanding voting Shares of the Classic Shares of the Tax Exempt Fund, and 25.45% of the Government Income Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of November 16, 1996:

                    Prime Obligations Fund -- Classic Shares
                    ----------------------------------------

                                            Number of
Name and Address                              Shares             Percentage
----------------                              ------             ----------

Wayne Killian                               6,062,258.90            5.72%
403 Cagnouster North
Shoal Creek, AL 35242

                      U.S. Treasury Fund -- Classic Shares
                      ------------------------------------

                                             Number of
Name and Address                               Shares            Percentage
----------------                               ------            ----------

Association of Edison                         702,190.39            5.28%
  Illumination
600 18th Street North
Birmingham, AL 35291

         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                                    APPENDIX


         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A- 1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B is regarded as having only speculative capacity for timely payment. Commercial paper rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Commercial paper rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Commercial paper rated F-1 by Fitch Information Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Commercial paper rated F-3 has an adequate degree of assurance for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated F-S have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions. The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

CORPORATE DEBT AND STATE AND MUNICIPAL BOND RATINGS


         STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

         C -- The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


         MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are not of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Those bonds within the Aa, A, and Baa categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, and Baa1 .

OTHER RATINGS OF MUNICIPAL OBLIGATIONS

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows , superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.

         S&P SP-1 and SP-2 municipal note rating (the two highest ratings assigned) are described as follows:

          "SP-1" Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.


PREFERRED STOCK RATINGS

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


          The following summarizes the ratings used by Standard & Poor's for preferred stock:


          "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.


          "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."


          "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


          "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

          "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

          "C" A preferred stock rated "C" is a nonpaying issue.

          "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

          "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of AmSouth Mutual Funds

We have audited the accompanying statements of assets and liabilities of AmSouth Mutual Funds (comprising, respectively, Prime Obligations Fund, U.S. Treasury Fund, Tax-Exempt Fund, Bond Fund, Limited Maturity Fund, Government Income Fund, Florida Tax-Free Fund, Equity Fund, Regional Equity Fund and Balanced Fund), including the schedules of portfolio investments, as of July 31, 1996, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of AmSouth Mutual Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising AmSouth Mutual Funds as of July 31, 1996, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                         COOPERS & LYBRAND L.LP.

Columbus, Ohio
September 23, 1996

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1996
                (Amounts in Thousands, except Per Share Amounts)

                                                  PRIME      U.S.    TAX-
                                               OBLIGATIONS TREASURY EXEMPT
                                                  FUND       FUND    FUND
                                               ----------- -------- -------
ASSETS:
Investments, at amortized cost................  $550,508   $288,046 $60,387
Repurchase agreements, at cost................    53,872     92,610
                                                --------   -------- -------
                                                 604,380    380,656  60,387
Interest receivable...........................     2,019      1,455     525
Prepaid expenses and other assets.............        12          7       2
                                                --------   -------- -------
    Total Assets..............................   606,411    382,118  60,914
                                                --------   -------- -------
LIABILITIES:
Cash overdraft................................        14                  1
Dividends payable.............................     2,424      1,473     144
Accrued expenses and other payables:
  Investment advisory fees....................       205        130      11
  Administration fees.........................        26         17       3
  Shareholder servicing fees..................        10          1       1
  Accounting and transfer agent fees..........        55         20      12
  Other.......................................        60         52      15
                                                --------   -------- -------
    Total Liabilities.........................     2,794      1,693     187
                                                --------   -------- -------
NET ASSETS:
Capital.......................................   603,626    380,424  60,727
Accumulated undistributed net realized gains
 (losses) from investment transactions........        (9)         1      --
                                                --------   -------- -------
    Net Assets................................  $603,617   $380,425 $60,727
                                                ========   ======== =======
Net Assets
  Classic Shares..............................   125,075     12,263  17,116
  Premier Shares..............................   478,542    368,162  43,611
                                                --------   -------- -------
                                                 603,617    380,425  60,727
                                                ========   ======== =======
Outstanding units of beneficial interest
 (shares)
  Classic Shares..............................   125,081     12,262  17,116
  Premier Shares..............................   478,560    368,161  43,611
                                                --------   -------- -------
                                                 603,641    380,423  60,727
                                                ========   ======== =======
Net asset value--offering and redemption
  Classic Shares..............................  $   1.00   $   1.00 $  1.00
                                                ========   ======== =======
  Premier Shares..............................  $   1.00   $   1.00 $  1.00
                                                ========   ======== =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1996
                (Amounts in Thousands, except Per Share Amounts)

                                                                       FLORIDA
                                                  LIMITED   GOVERNMENT  TAX-
                                          BOND    MATURITY    INCOME    FREE
                                          FUND      FUND       FUND     FUND
                                        --------  --------  ---------- -------
ASSETS:
Investments, at value (Cost $130,877;
 $45,837; $15,971; and $47,077,
 respectively)........................  $129,980  $45,265    $15,724   $48,257
Interest and dividends receivable.....     2,802      748        144       637
Receivable for capital shares issued..         5       18         --        --
Prepaid expenses and other assets.....         2        2          2         1
                                        --------  -------    -------   -------
    Total Assets......................   132,789   46,033     15,870    48,895
                                        --------  -------    -------   -------
LIABILITIES:
Payable for capital shares redeemed...        --        1        104        --
Accrued expenses and other payables:
  Investment advisory fees............        40       14          3         9
  Administration fees.................         3        1         --         1
  Accounting and transfer agent fees..         3        4          3         2
  Other...............................         6        8          8        14
                                        --------  -------    -------   -------
    Total Liabilities.................        52       28        118        26
                                        --------  -------    -------   -------
NET ASSETS:
Capital...............................   133,287   47,893     16,591    47,495
Undistributed net investment income...       487      152         --       124
Net unrealized appreciation
 (depreciation) from investments......      (897)    (572)      (247)    1,180
Accumulated undistributed net realized
 gains (losses) from investment
 transactions.........................      (140)  (1,468)      (592)       70
                                        --------  -------    -------   -------
    Net Assets........................  $132,737  $46,005    $15,752   $48,869
                                        ========  =======    =======   =======
Outstanding units of beneficial
 interest (shares)....................    12,598    4,462      1,676     4,745
                                        ========  =======    =======   =======
Net asset value--redemption price per
 share................................  $  10.54  $ 10.31    $  9.40   $ 10.30
                                        ========  =======    =======   =======
Maximum Sales Charge..................      3.00%    3.00%      3.00%     3.00%
                                        --------  -------    -------   -------
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value rounded to the nearest cent)
 per share............................  $  10.87  $ 10.63    $  9.69   $ 10.62
                                        ========  =======    =======   =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1996
                (Amounts in Thousands, except Per Share Amounts)

                                                              REGIONAL
                                                     EQUITY    EQUITY   BALANCED
                                                      FUND      FUND      FUND
                                                    --------  --------  --------
ASSETS:
Investments, at value (Cost $320,099; $75,423; and
 $302,295, respectively)..........................  $374,192  $93,564   $334,850
Interest and dividends receivable.................       817      107      3,735
Receivable for capital shares issued..............       247       18         87
Receivable from brokers for investments sold......         1       --         --
Prepaid expenses and other assets.................        11        2         16
                                                    --------  -------   --------
    Total Assets..................................   375,268   93,691    338,688
                                                    --------  -------   --------
LIABILITIES:
Payable for capital shares redeemed...............        21       43         53
Payable to brokers for investments purchased......       379
Accrued expenses and other payables:
  Investment advisory fees........................       181       45        162
  Administration fees.............................        10        2          9
  Accounting and transfer agent fees..............        21        5         14
  Other...........................................        34       12         25
                                                    --------  -------   --------
    Total Liabilities.............................       646      107        263
                                                    --------  -------   --------
NET ASSETS:
Capital...........................................   303,678   74,248    293,043
Undistributed net investment income...............       260       20        659
Net unrealized appreciation from investments......    54,093   18,141     32,555
Accumulated undistributed net realized gains from
 investment transactions..........................    16,591    1,175     12,168
                                                    --------  -------   --------
    Net Assets....................................  $374,622  $93,584   $338,425
                                                    ========  =======   ========
Outstanding units of beneficial interest (shares).    21,256    4,467     25,965
                                                    ========  =======   ========
Net asset value--redemption price per share.......  $  17.62  $ 20.95   $  13.03
                                                    ========  =======   ========
Maximum Sales Charge..............................      4.50%    4.50%      4.50%
                                                    --------  -------   --------
Maximum Offering Price (100%/(100%-Maximum Sales
 Charge) of net asset value rounded to the nearest
 cent) per share..................................  $  18.45  $ 21.94   $  13.64
                                                    ========  =======   ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1996
                             (Amounts in Thousands)

                                                       PRIME      U.S.     TAX
                                                    OBLIGATIONS TREASURY  EXEMPT
                                                       FUND       FUND     FUND
                                                    ----------- --------  ------
INVESTMENT INCOME:
Interest income....................................   $35,026   $21,946   $2,434
                                                      -------   -------   ------
  Total Income.....................................    35,026    21,946    2,434
                                                      -------   -------   ------
EXPENSES:
Investment advisory fees...........................     2,460     1,589      267
Administration fees................................     1,230       794      133
Shareholder servicing fees (Classic Shares)........       105        11       12
Custodian and accounting fees......................       308       209       34
Legal and audit fees...............................        99        59       12
Trustees' fees and expenses........................        23        13        2
Transfer agent fees................................       169        95       32
Registration and filing fees.......................        24        20        9
Printing fees......................................        38        24        4
Other..............................................        18        10        1
                                                      -------   -------   ------
  Total Expenses...................................     4,474     2,824      506
Expenses voluntarily reduced.......................       (63)       (7)    (140)
                                                      -------   -------   ------
  Net Expenses.....................................     4,411     2,817      366
                                                      -------   -------   ------
Net Investment Income..............................    30,615    19,129    2,068
                                                      -------   -------   ------
Change in net assets resulting from operations.....   $30,615   $19,129   $2,068
                                                      =======   =======   ======


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1996
                             (Amounts in Thousands)

                                                    LIMITED  GOVERNMENT FLORIDA
                                            BOND    MATURITY   INCOME   TAX-FREE
                                            FUND      FUND      FUND      FUND
                                           -------  -------- ---------- --------
INVESTMENT INCOME:
Interest income..........................  $ 7,522   $3,652    $1,312    $2,404
                                           -------   ------    ------    ------
  Total Income...........................    7,522    3,652     1,312     2,404
                                           -------   ------    ------    ------
EXPENSES:
Investment advisory fees.................      712      380       114       318
Administration fees......................      219      117        35        98
Custodian and accounting fees............       57       31        14        32
Legal and audit fees.....................       14        9         3         8
Trustees' fees and expenses..............        4        2         1         2
Transfer agent fees......................       38       25        18        19
Registration and filing fees.............       12        9         6        13
Printing fees............................       12        5         1        13
Other....................................        2        2         1         4
                                           -------   ------    ------    ------
  Total Expenses.........................    1,070      580       193       507
Expenses voluntarily reduced by
 investment advisor and administrator....     (253)    (134)      (79)     (220)
                                           -------   ------    ------    ------
  Net Expenses...........................      817      446       114       287
                                           -------   ------    ------    ------
Net Investment Income....................    6,705    3,206     1,198     2,117
                                           -------   ------    ------    ------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from
 investment transactions.................     (140)    (229)     (352)       97
Change in unrealized depreciation from
 investments.............................   (2,348)    (275)       (9)     (169)
                                           -------   ------    ------    ------
Net realized/unrealized gains from
 investments.............................   (2,488)    (504)     (361)      (72)
                                           -------   ------    ------    ------
Change in net assets resulting from
 operations..............................  $ 4,217   $2,702    $  837    $2,045
                                           =======   ======    ======    ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1996
                             (Amounts in Thousands)

                                                              REGIONAL
                                                     EQUITY    EQUITY  BALANCED
                                                      FUND      FUND     FUND
                                                     -------  -------- --------
INVESTMENT INCOME:
Interest income..................................... $ 1,532   $  387  $10,340
Dividend income.....................................   8,258    1,583    4,562
                                                     -------   ------  -------
  Total Income......................................   9,790    1,970   14,902
                                                     -------   ------  -------
EXPENSES:
Investment advisory fees............................   2,707      671    2,598
Administration fees.................................     715      167      650
Custodian and accounting fees.......................     163       41      159
Legal and audit fees................................      39       11       42
Trustees' fees and expenses.........................      10        2        9
Transfer agent fees.................................      98       42       94
Registration and filing fees........................      21        8       23
Printing fees.......................................      20        4       19
Other...............................................       7        2        8
                                                     -------   ------  -------
  Total Expenses....................................   3,780      948    3,602
Expenses voluntarily reduced by investment advisor
 and administrator..................................    (309)     (68)    (429)
                                                     -------   ------  -------
  Net Expenses......................................   3,471      880    3,173
                                                     -------   ------  -------
Net Investment Income...............................   6,319    1,090   11,729
                                                     -------   ------  -------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions.....  20,434    1,891   14,292
Change in unrealized appreciation (depreciation)
 from investments...................................   6,857    6,486     (568)
                                                     -------   ------  -------
Net realized/unrealized gains from investments......  27,291    8,377   13,724
                                                     -------   ------  -------
Change in net assets resulting from operations...... $33,610   $9,467  $25,453
                                                     =======   ======  =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                            (Amounts in Thousands)

                         PRIME OBLIGATIONS FUND     U.S. TREASURY FUND       TAX EXEMPT FUND
                         ------------------------  ----------------------  --------------------
                            YEAR         YEAR         YEAR        YEAR       YEAR       YEAR
                            ENDED        ENDED        ENDED       ENDED      ENDED      ENDED
                          JULY 31,     JULY 31,     JULY 31,    JULY 31,   JULY 31,   JULY 31,
                            1996         1995         1996        1995       1996       1995
                         -----------  -----------  -----------  ---------  ---------  ---------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income. $    30,615  $    27,510  $    19,129  $  14,989  $   2,068  $   1,972
  Net realized gains
   from investment
   transactions.........          --           --           --          1         --         --
                         -----------  -----------  -----------  ---------  ---------  ---------
Change in net assets
 resulting from
 operations.............      30,615       27,510       19,129     14,990      2,068      1,972
                         -----------  -----------  -----------  ---------  ---------  ---------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income:
  Classic Shares (a)....      (1,925)          --         (204)        --       (140)        --
  Premier Shares (a)....     (28,690)     (27,510)     (18,925)   (14,989)    (1,928)    (1,972)
                         -----------  -----------  -----------  ---------  ---------  ---------
Change in net assets
 from shareholder
 distributions..........     (30,615)     (27,510)     (19,129)   (14,989)    (2,068)    (1,972)
                         -----------  -----------  -----------  ---------  ---------  ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............   1,554,362    1,597,046    1,097,998    900,697    138,969     99,365
  Dividends reinvested..       7,423        5,036        1,973      2,103        531        311
  Cost of shares
   redeemed.............  (1,575,841)  (1,561,740)  (1,042,485)  (880,465)  (136,413)  (102,959)
                         -----------  -----------  -----------  ---------  ---------  ---------
Change in net assets
 from share
 transactions...........     (14,056)      40,342       57,486     22,335      3,087     (3,283)
                         -----------  -----------  -----------  ---------  ---------  ---------
Change in net assets....     (14,056)      40,342       57,486     22,336      3,087     (3,283)
NET ASSETS:
  Beginning of period...     617,673      577,331      322,939    300,603     57,640     60,923
                         -----------  -----------  -----------  ---------  ---------  ---------
  End of period......... $   603,617  $   617,673  $   380,425  $ 322,939  $  60,727  $  57,640
                         ===========  ===========  ===========  =========  =========  =========
SHARE TRANSACTIONS:
  Issued................   1,554,362    1,597,046    1,097,998    900,697    138,969     99,365
  Reinvested............       7,423        5,036        1,973      2,103        531        311
  Redeemed..............  (1,575,841)  (1,561,740)  (1,042,485)  (880,465)  (136,413)  (102,959)
                         -----------  -----------  -----------  ---------  ---------  ---------
Change in shares........     (14,056)      40,342       57,486     22,335      3,087     (3,283)
                         ===========  ===========  ===========  =========  =========  =========

--------
(a) Effective April 1, 1996 the Funds' existing shares, which were previously unclassified, were designated Premier Shares and the Fund commenced offering Classic Shares.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                                           BOND FUND       LIMITED MATURITY FUND
                                     --------------------- ---------------------
                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                      JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                        1996       1995       1996       1995
                                     ---------- ---------- ---------- ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............   $  6,705   $  6,115   $  3,206   $  2,888
  Net realized gains (losses) from
   investment transactions.........       (140)       993       (229)      (730)
  Net change in unrealized
   appreciation (depreciation) from
   investments.....................     (2,348)     2,305       (275)     1,456
                                      --------   --------   --------   --------
Change in net assets resulting from
 operations........................      4,217      9,413      2,702      3,614
                                      --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.......     (6,517)    (6,084)    (3,206)    (2,844)
  In excess of net investment
   income..........................         --         --        (63)        --
  From net realized gains from
   investment transactions.........         --       (328)        --         --
  In excess of net realized gains
   from investment transactions....     (1,025)        --         --         --
                                      --------   --------   --------   --------
Change in net assets from
 shareholder distributions.........     (7,542)    (6,412)    (3,269)    (2,844)
                                      --------   --------   --------   --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......     57,993     38,646     16,713     23,917
  Dividends reinvested.............      5,036      3,257      1,563        894
  Cost of shares redeemed..........    (21,638)   (29,705)   (31,502)   (17,443)
                                      --------   --------   --------   --------
Change in net assets from share
 transactions......................     41,391     12,198    (13,226)     7,368
                                      --------   --------   --------   --------
Change in net assets...............     38,066     15,199    (13,793)     8,138
NET ASSETS:
  Beginning of period..............     94,671     79,472     59,798     51,660
                                      --------   --------   --------   --------
  End of period....................   $132,737   $ 94,671   $ 46,005   $ 59,798
                                      ========   ========   ========   ========
SHARE TRANSACTIONS:
  Issued...........................      5,396      3,719      1,602      2,327
  Reinvested.......................        467        314        150         88
  Redeemed.........................     (2,005)    (2,800)    (3,036)    (1,718)
                                      --------   --------   --------   --------
Change in shares...................      3,858      1,233     (1,284)       697
                                      ========   ========   ========   ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                           GOVERNMENT INCOME FUND         FLORIDA TAX-FREE FUND
                           --------------------------    ------------------------
                                                                    SEPTEMBER 30,
                           YEAR ENDED     YEAR ENDED     YEAR ENDED    1994 TO
                            JULY 31,       JULY 31,       JULY 31,    JULY 31,
                              1996           1995           1996       1995(a)
                           -----------    -----------    ---------- -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income...  $     1,198    $     1,069    $ 2,117      $ 1,511
  Net realized gains
   (losses) from
   investment
   transactions...........         (352)          (217)        97           (7)
  Net change in unrealized
   appreciation
   (depreciation) from
   investments............           (9)           354       (169)       1,350
                            -----------    -----------    -------      -------
Change in net assets
 resulting from
 operations...............          837          1,206      2,045        2,854
                            -----------    -----------    -------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income.................       (1,089)          (967)    (2,107)      (1,397)
  From net realized gains
   from investment
   transactions...........           --             --        (20)          --
  Tax return of capital...          (10)          (135)        --           --
                            -----------    -----------    -------      -------
Change in net assets from
 shareholder
 distributions............       (1,099)        (1,102)    (2,127)      (1,397)
                            -----------    -----------    -------      -------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued.................        5,601          6,654     10,538       53,611
  Dividends reinvested....          574            723        134           40
  Cost of shares redeemed.       (6,840)        (6,267)   (10,054)      (6,775)
                            -----------    -----------    -------      -------
Change in net assets from
 share transactions.......         (665)         1,110        618       46,876
                            -----------    -----------    -------      -------
Change in net assets......         (927)         1,214        536       48,333
NET ASSETS:
  Beginning of period.....       16,679         15,465     48,333           --
                            -----------    -----------    -------      -------
  End of period...........      $15,752        $16,679    $48,869      $48,333
                            ===========    ===========    =======      =======
SHARE TRANSACTIONS:
  Issued..................          584            711      1,023        5,353
  Reinvested..............           60             78         13            4
  Redeemed................         (715)          (672)      (974)        (674)
                            -----------    -----------    -------      -------
Change in shares..........          (71)           117         62        4,683
                            ===========    ===========    =======      =======

--------
(a) Period from commencement of operations.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                              EQUITY FUND      REGIONAL EQUITY FUND      BALANCED FUND
                         --------------------- --------------------- ---------------------
                         YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                          JULY 31,   JULY 31,   JULY 31,   JULY 31,   JULY 31,   JULY 31,
                            1996       1995       1996       1995       1996       1995
                         ---------- ---------- ---------- ---------- ---------- ----------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income.  $  6,319   $  4,996   $ 1,090    $   809    $ 11,729   $ 10,098
  Net realized gains
   from investment
   transactions.........    20,434     11,383     1,891        904      14,292      8,851
  Net change in
   unrealized
   appreciation
   (depreciation)
   from investments.....     6,857     26,642     6,486      7,072        (568)    19,475
                          --------   --------   -------    -------    --------   --------
Change in net assets
 resulting from
 operations.............    33,610     43,021     9,467      8,785      25,453     38,424
                          --------   --------   -------    -------    --------   --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...............    (6,319)    (4,796)   (1,069)      (808)    (11,648)    (9,889)
  In excess of net
   investment income....        (7)        --        --         --          --         --
  From net realized
   gains from investment
   transactions.........   (10,800)    (6,679)     (755)        --      (7,455)    (6,217)
                          --------   --------   -------    -------    --------   --------
Change in net assets
 from shareholder
 distributions..........   (17,126)   (11,475)   (1,824)      (808)    (19,103)   (16,106)
                          --------   --------   -------    -------    --------   --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............   140,796     75,477    26,244     16,875      93,191     69,297
  Dividends reinvested..    10,225      6,461     1,130        454      14,962     10,838
  Cost of shares
   redeemed.............   (68,640)   (43,338)   (9,934)   (11,549)    (71,587)   (43,250)
                          --------   --------   -------    -------    --------   --------
Change in net assets
 from share
 transactions...........    82,381     38,600    17,440      5,780      36,566     36,885
                          --------   --------   -------    -------    --------   --------
Change in net assets....    98,865     70,146    25,083     13,757      42,916     59,203
NET ASSETS:
  Beginning of period...   275,757    205,611    68,501     54,744     295,509    236,306
                          --------   --------   -------    -------    --------   --------
  End of period.........  $374,622   $275,757   $93,584    $68,501    $338,425   $295,509
                          ========   ========   =======    =======    ========   ========
SHARE TRANSACTIONS:
  Issued................     8,082      4,997     1,277        970       7,104      5,839
  Reinvested............       597        450        55         26       1,148        939
  Redeemed..............    (3,888)    (2,851)     (482)      (662)     (5,449)    (3,630)
                          --------   --------   -------    -------    --------   --------
Change in shares........     4,791      2,596       850        334       2,803      3,148
                          ========   ========   =======    =======    ========   ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 CERTIFICATES OF DEPOSIT (1.7%):
 Euro Certificate of Deposits (1.7%):
  $10,000  Bank of Tokyo, Mitsubishi, Ltd., 5.62%, 10/30/96            $ 10,000
                                                                       --------
  Total Certificates of Deposit                                          10,000
                                                                       --------
 COMMERCIAL PAPER (64.5%):
 Asset Backed (8.4%):
    1,000  Cooper River Funding, Inc., 5.40%, 8/23/96...............        997
   10,000  Greenwich Funding Corp., 5.34%, 9/3/96...................      9,951
   10,000  Greenwich Funding Corp., 5.37%, 9/4/96...................      9,949
    9,730  Redwood Receivables Corp., 5.37%, 8/28/96................      9,691
    5,000  Sigma Finance Inc., 5.38%, 8/9/96........................      4,994
    1,100  Sigma Finance Inc., 5.43%, 9/16/96.......................      1,092
    9,000  Sigma Finance Inc., 5.45%, 10/8/96.......................      8,907
    5,000  Sigma Finance Inc., 5.45%, 10/15/96......................      4,943
                                                                       --------
                                                                         50,524
                                                                       --------
 Automotive (11.0%):
   10,000  Daimler-Benz North America Corp., 5.38%, 9/10/96.........      9,940
   10,000  Daimler-Benz North America Corp., 5.39%, 9/10/96.........      9,940
   10,000  Ford Motor Credit Co., 5.45%, 10/9/96....................      9,896
   15,000  General Motors Acceptance Corp., 5.45%, 9/6/96...........     14,918
    5,000  General Motors Acceptance Corp., 5.35%, 12/13/96.........      4,900
    5,000  Mitsubishi Motors Credit of America, Inc., 5.45%, 8/5/96.      4,997
   10,000  Mitsubishi Motors Credit of America, Inc., 5.50%,
            10/17/96................................................      9,882
    1,750  Toyota Motor Credit Corp., 5.38%, 9/4/96.................      1,741
                                                                       --------
                                                                         66,214
                                                                       --------
 Beverages (1.6%):
   10,000  The Coca-Cola Co., 5.45%, 10/4/96........................      9,903
                                                                       --------
 Chemicals (2.5%):
   10,000  Engelhard Corp., 5.43%, 10/16/96.........................      9,885
    5,000  Monsanto Co., 5.40%, 10/16/96............................      4,943
                                                                       --------
                                                                         14,828
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 COMMERCIAL PAPER, CONTINUED:
 Domestic Banking (0.8%):
  $5,000   Banc One Corp., 5.35%, 8/23/96...........................   $  4,984
                                                                       --------
 Financial Services (10.3%):
   5,000   General Electric Capital Corp., 5.55%, 3/25/97...........      4,818
  10,000   Island Finance Puerto Rico, Inc., 5.40%, 9/17/96.........      9,930
  10,000   Island Finance Puerto Rico, Inc., 5.48%, 10/9/96.........      9,895
  13,000   Norwest Corp., 5.44%, 10/11/96...........................     12,861
  10,000   Pemex Capital, Inc., 5.45%, 10/10/96.....................      9,894
  15,000   Queensland Treasury Corp., 5.49%, 10/7/96................     14,847
                                                                       --------
                                                                         62,245
                                                                       --------
 Foreign Banking (4.3%):
  11,000   ABN-Amro North America Finance Corp., 4.95%, 8/22/96.....     10,968
   5,000   Abbey National N. A., 5.05%, 3/3/97......................      4,988
  10,000   Toronto Dominion Holdings, 5.40%, 10/8/96................      9,898
                                                                       --------
                                                                         25,854
                                                                       --------
 Governments (Foreign) (3.2%):
  10,000   Canadian Wheat Board, 5.35%, 9/13/96.....................      9,936
  10,000   Province of British Columbia, 5.32%, 10/3/96.............      9,907
                                                                       --------
                                                                         19,843
                                                                       --------
 Health Care (2.1%):
  10,000   Glaxo-Wellcome, PLC, 5.30%, 8/13/96......................      9,982
   3,000   Glaxo-Wellcome, PLC, 5.37%, 9/16/96......................      2,979
                                                                       --------
                                                                         12,961
                                                                       --------
 Industrial Goods & Services (4.2%):
   8,250   Cargill, Inc., 5.36%, 9/24/96............................      8,184
  10,000   Cargill, Inc., 5.43%, 10/10/96...........................      9,894
   7,000   North Hill Finance, 5.32%, 8/6/96........................      6,995
                                                                       --------
                                                                         25,073
                                                                       --------
 Insurance (2.6%):
   5,000   Great West Life & Annuity Insurance Co., 5.37%, 8/9/96...      4,994
   5,000   Great West Life & Annuity Insurance Co., 5.33%, 9/6/96...      4,973
   6,000   Internationale Nederlanden U.S. Insurance Holdings, Inc.,
            5.28%, 8/21/96..........................................      5,982
                                                                       --------
                                                                         15,949
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                            (Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                           DESCRIPTION                           COST
 --------- ----------------------------------------------------------  ---------
 COMMERCIAL PAPER, CONTINUED:
 Leasing (3.3%):
  $ 5,000  Hitachi Credit America Corp., 5.45%, 9/27/96..............  $  4,957
    5,000  Hitachi Credit America Corp., 5.47%, 11/14/96.............     4,920
   10,000  International Lease Finance, 5.40%, 10/17/96..............     9,885
                                                                       --------
                                                                         19,762
                                                                       --------
 Manufacturing--Miscellaneous (1.3%):
    5,000  Mitsubishi International Corp., 5.33%, 8/30/96............     4,979
    2,625  Mitsubishi International Corp., 5.40%, 8/30/96............     2,613
                                                                       --------
                                                                          7,592
                                                                       --------
 Security Brokers & Dealers (7.9%):
   10,000  Bear Stearns & Co., Inc., 5.34%, 10/1/96..................     9,910
   10,000  C.S. First Boston, 5.49%, 4/1/97*.........................    10,000
   10,000  Goldman Sachs Group, LP, 5.32%, 9/4/96....................     9,950
    5,000  Merrill Lynch & Co., Inc., 5.28%, 8/15/96.................     4,990
    3,000  Merrill Lynch & Co., Inc., 5.40%, 9/3/96..................     2,985
   10,000  Merrill Lynch & Co., Inc., 5.49%, 1/15/97*................    10,000
                                                                       --------
                                                                         47,835
                                                                       --------
 Telecommunications Equipment (0.8%):
    5,000  Lucent Technologies, 5.34%, 9/23/96.......................     4,961
                                                                       --------
 Telecommunications (0.2%):
    1,000  AT&T Corp., 5.40%, 8/27/96................................       996
                                                                       --------
 Total Commercial Paper                                                 389,524
                                                                       --------
 CORPORATE BONDS (2.7%):
 Banking--Domestic (0.8%):
    5,000  First Chicago NBD Corp., 7.88%, 1/21/97...................     5,046
                                                                       --------
 Financial Services (1.7%):
    4,245  American General Finance Corp., 6.63%, 6/1/97.............     4,258
    2,000  Paccar Financial Corp., 5.43%, 6/2/97.....................     1,989
    3,000  American General Finance, 5.80%, 4/1/97...................     3,008
                                                                       --------
                                                                          6,247
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                           DESCRIPTION                           COST
 --------- ----------------------------------------------------------  ---------
 CORPORATE BONDS, CONTINUED:
 Utility--Electric (0.3%):
  $ 2,000  Portland General Electric Co., 6.76%, 1/15/97.............  $  2,007
                                                                       --------
  Total Corporate Bonds                                                  16,308
                                                                       --------
 GUARANTEED INSURANCE CONTRACTS (4.1%):
   12,500  Commonwealth Life Insurance Co., 5.73%, 8/1/19* (b).......    12,500
   12,500  Peoples Security Life, 5.68%, 8/1/19* (b).................    12,500
                                                                       --------
  Total Guaranteed Insurance Contracts                                   25,000
                                                                       --------
 MEDIUM TERM NOTES (14.7%):
 Automotive (2.9%):
    2,600  Ford Motor Credit Corp., 7.88%, 10/15/96..................     2,611
    5,100  Toyota Motor Credit Co., 6.88%, 10/15/96..................     5,116
   10,000  Toyota Motor Credit Co., 5.00%, 2/26/97...................     9,993
                                                                       --------
                                                                         17,720
                                                                       --------
 Banking (4.9%):
    4,155  Bankers Trust, 7.25%, 11/1/96.............................     4,175
   15,000  Comerica Bank of Detroit, 5.40%, 9/18/96*.................    14,999
    5,000  PNC Bank, N.A., 5.42%, 1/6/97*............................     4,999
      975  Security Pacific Corp., 8.49%, 12/27/96...................       999
    4,000  Wachovia Bank, 6.20%, 8/5/96..............................     4,000
                                                                       --------
                                                                         29,172
                                                                       --------
 Farm Equipment (0.3%):
    2,000  John Deere Capital Corp., 4.63%, 9/2/96...................     1,999
                                                                       --------
 Financial Services (4.9%):
   10,000  General Electric Capital Corp., 5.49%, 8/1/96*............    10,000
    4,300  General Electric Capital Corp., 7.85%, 2/1/97.............     4,353
    5,000  Norwest Financial Inc., 4.97%, 10/29/96...................     4,992
   10,300  Norwest Corp., 7.88%, 1/30/97.............................    10,399
                                                                       --------
                                                                         29,744
                                                                       --------
 Insurance (0.9%):
    5,000  ITT Hartford, 7.25%, 12/1/96..............................     5,030
                                                                       --------
 Leasing (0.8%):
    5,000  International Lease Finance, 5.88%, 2/1/97................     5,013
                                                                       --------
  Total Medium Term Notes                                                89,678
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

PRINCIPAL                SECURITY                AMORTIZED
 AMOUNT                 DESCRIPTION                COST
---------  ------------------------------------- ---------
MUNICIPAL BONDS (1.7%):
New York (1.7%):
 $10,000   New York City, 5.34%, 8/20/96, FGIC*. $ 10,000
                                                 --------
 Total Municipal Bonds                             10,000
                                                 --------
U.S. GOVERNMENT AGENCIES (1.8%):
  11,000   Federal National Mortgage Assoc.,
            5.30%, 10/18/96*....................   10,998
                                                 --------
 Total U.S. Government Agencies                    10,998
                                                 --------
 Total Investments                                550,508
                                                 --------

PRINCIPAL                SECURITY                AMORTIZED
 AMOUNT                 DESCRIPTION                COST
---------  ------------------------------------- ---------


 REPURCHASE AGREEMENTS (8.9%):
  54,443   First Boston Corp., 5.75%, 8/1/96;
            (Collateralized by 57,355
            U.S. Government Agency Securities,
            5.29%-5.51%, 8/5/96-11/4/96,
            market value--$56,564)...............$ 53,872
                                                 --------
  Total Repurchase Agreements                      53,872
                                                 --------
  Total (Cost--$604,380)(a)                      $604,380
                                                 ========

-------
Percentages indicated are based on net assets of $603,617.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rates reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.
(b) Put and demand features exist allowing the Fund to require the repurchase of the instrument quarterly.
FGIC--Insured by Financial Guaranty Insurance Corp.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 U.S. TREASURY BILLS (57.0%):
  $25,000  4.99%, 8/1/96............................................   $ 25,000
    5,000  5.04%, 8/8/96............................................      4,995
   25,000  5.14%, 8/15/96...........................................     24,951
    5,000  5.08%, 8/22/96...........................................      4,986
   10,000  5.13%, 9/5/96............................................      9,951
   25,000  5.11%, 9/12/96...........................................     24,851
   10,000  5.11%, 9/19/96...........................................      9,930
   20,000  5.18%, 10/3/96...........................................     19,822
    5,000  5.18%, 10/10/96..........................................      4,950
   25,000  5.19%, 10/17/96..........................................     24,725
   20,000  5.14%, 10/31/96..........................................     19,740
   10,000  5.07%, 11/14/96..........................................      9,858
    5,000  5.11%, 11/14/96..........................................      4,929
    5,000  5.33%, 12/5/96...........................................      4,909
    6,000  4.65%, 12/12/96..........................................      5,899
    6,000  4.90%, 1/9/97............................................      5,875
    6,000  5.48%, 5/29/97...........................................      5,725
    6,000  5.54%, 6/26/97...........................................      5,701
                                                                       --------
  Total U.S. Treasury Bills                                             216,797
                                                                       --------
 U.S. TREASURY NOTES (18.7%):
   20,000  6.25%, 8/31/96...........................................     20,010
    5,000  6.50%, 9/30/96...........................................      5,006
    6,000  8.00%, 10/15/96..........................................      6,033

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 U.S. TREASURY NOTES, CONTINUED :
  $ 6,000  4.38%, 11/15/96.........................................   $  5,988
    6,000  7.25%, 11/15/96.........................................      6,034
    5,000  7.50%, 1/31/97..........................................      5,045
    6,000  4.75%, 2/15/97..........................................      5,997
    6,000  6.88%, 2/28/97..........................................      6,053
    5,000  6.88%, 3/31/97..........................................      5,045
    6,000  6.50%, 4/30/97..........................................      6,038
                                                                      --------
  Total U.S. Treasury Notes                                             71,249
                                                                      --------
  Total Investments                                                    288,046
                                                                      --------
 REPURCHASE AGREEMENTS (24.3%):
   46,305  First Boston Corp., 5.60%, 8/1/96, (Collateralized by
            46,685 U.S. Treasury Notes, 7.50%, 12/31/96, market
            value - $47,345).......................................     46,305
   46,305  Merrill Lynch & Co., 5.60%, 8/1/96, (Collateralized by
            35,794 U.S. Treasury Bonds, 10.75%-12.38%, 5/15/03-
            5/15/04, market value-- $47,232).......................     46,305
                                                                      --------
  Total Repurchase Agreements                                           92,610
                                                                      --------
  Total (Cost--$380,656)(a)                                           $380,656
                                                                      ========

--------
Percentages indicated are based on net assets of $380,425.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 ANTICIPATION NOTES (17.3%):
 Alabama (0.5%):
  $  325   Mobile, Water & Sewer Revenue Bonds, 4.00%, 1/1/97,
            FGIC...................................................    $   326
                                                                       -------
 Colorado (2.5%):
   1,500   Colorado General Fund Tax, RANs, 4.50%, 6/27/97.........      1,509
                                                                       -------
 Connecticut (0.5%):
     305   Connecticut State Development, 3.75%, 12/15/96..........        305
                                                                       -------
 Georgia (0.7%):
     425   Dekalb, GO, 3.45%, 10/1/96..............................        425
                                                                       -------
 Hawaii (0.7%):
     500   Hawaii State, GO, 3.40%, 11/1/96........................        499
                                                                       -------
 Illinois (2.5%):
     500   Du Page County, 6.80%, 1/1/97...........................        516
   1,000   Illinois School District, 6.30%, 1/1/97, FGIC...........      1,011
                                                                       -------
                                                                         1,527
                                                                       -------
 Massachusetts (0.4%):
     250   Massachusetts State, GO, 7.13%, 10/1/05, Pre-refunded on
            10/1/96 @102...........................................        257
                                                                       -------
 Minnesota (1.2%):
     705   Minneapolis & St. Paul Housing Authority, 3.85%,
            8/15/96, CGIC..........................................        705
                                                                       -------
 Missouri (0.6%):
     340   University of Missouri, 9.50%, 11/9/09, Pre-refunded on
            11/1/96 @103...........................................        355
                                                                       -------
 New Jersey (0.2%):
     100   Union County, 6.00%, 8/1/96.............................        100
                                                                       -------
 Oregon (0.6%):
     330   Oregon State, 12.54%, 9/1/07**..........................        339
                                                                       -------
 Tennessee (3.6%):
   1,600   Tennessee State School Board Authority Higher Education,
            Bonds Anticipation Notes, Series B, 3.55%, 3/1/98, LOC:
            Swiss Bank*............................................      1,600
     600   Tennessee State School Board Authority Higher
            Educational Facilities, Bond Anticipation Notes, 3.55%,
            3/1/98, LOC: Swiss Bank*...............................        600
                                                                       -------
                                                                         2,200
                                                                       -------
 Texas (3.3%):
     465   Lubbock, GO, 6.30%, 2/15/97.............................        472
   1,500   Texas State Tax & Revenue, Series A, 4.75%, 8/30/96.....      1,501
                                                                       -------
                                                                         1,973
                                                                       -------
  Total Anticipation Notes                                              10,520
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 DEMAND NOTES (39.9%):
 Alabama (14.2%):
  $  150   Arab Revenue Bonds, 3.75%, 8/1/00, LOC: Bank of Tokyo*..    $   150
   2,000   City of Birmingham, GO, 3.62%, 5/1/19, LOC: First
            Alabama Bank*..........................................      2,000
   1,000   Columbia Industrial Development Board, 3.60%, 10/1/22,
            LOC: Alabama Power*....................................      1,000
   2,000   Mobile, Industrial Development Board, PCR, Series B,
            3.70%, 8/1/17*.........................................      2,000
   1,800   North Alabama Environmental Improvement Authority, PCR,
            3.65%, 12/1/00*........................................      1,800
   1,665   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue Refunding, Series 1986, 3.65%,
            11/1/16, LOC: Credit Suisse*...........................      1,665
                                                                       -------
                                                                         8,615
                                                                       -------
 California (0.8%):
     500   La Regional Airport Improvement Corp., 3.65%, 12/1/24*..        500
                                                                       -------
 Colorado (0.3%):
     200   Adams County, Individual Development Revenue, 3.65%,
            12/1/15, LOC: Barclays Bank*...........................        200
                                                                       -------
 Delaware (0.3%):
     200   Wilmington, Franciscan Health System, Series 1986B,
            3.65%, 7/1/11, LOC: Toronto Dominion*..................        200
                                                                       -------
 Georgia (3.4%):
   1,100   Cobb County Housing Authority, MFH Revenue, 3.65%,
            6/1/23 LOC: Societe Generale*..........................      1,100
     500   Savannah, Downtown Development Authority, 3.65%, 9/1/97,
            LOC: National West*....................................        500
     350   Savannah, Downtown Development Authority, 3.65%, 9/1/98,
            LOC: National West*....................................        350
     100   Turner County Development Authority, Industrial
            Development Revenue, Coats & Clark, Inc., 3.65%,
            10/1/98, LOC: Wachovia Bank*...........................        100
                                                                       -------
                                                                         2,050
                                                                       -------
 Illinois (2.4%):
     965   Health Facility Revenue, Franciscan Nuns, 3.65%,
            5/15/19*...............................................        965
     500   O'Hare International Airport, 3.60%, 1/1/15*............        500
                                                                       -------
                                                                         1,465
                                                                       -------
 Missouri (5.2%):
     535   Missouri State Industrial Development Board, Lot 2,
            Series F, 3.75%, 2/1/04*...............................        535
     585   Missouri State Industrial Development Board, Series 2,
            3.75%, 2/1/00 LOC: Union Bank of Switzerland*..........        585
   2,000   St. Charles County, Industrial Development Authority,
            3.65%, 12/1/07 LOC: Bank of America*...................      2,000
                                                                       -------
                                                                         3,120
                                                                       -------
 Nebraska (2.3%):
   1,400   Nebraska Educational Facility Authority, 3.75%,
            12/1/00*...............................................      1,400
                                                                       -------
 North Carolina (0.2%):
     100   Alamance Industrial Facility, PCR, 3.70%, 4/1/15, LOC:
            PNC KY*................................................        100
                                                                       -------
 Ohio (1.5%):
     900   Hamilton County Health Care Facilities, 3.62%, 7/1/17,
            LOC: Fifth Third*......................................        900
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 DEMAND NOTES, CONTINUED
 Oregon (1.9%):
  $  500   Franciscan Health, Series 1985A, 3.65%, 12/1/24*........    $   500
     100   Oregon State, Series 73E, 3.50%, 12/1/16*...............        100
     550   Oregon State, Series 73, 3.50%, 12/1/17*................        550
                                                                       -------
                                                                         1,150
                                                                       -------
 Tennessee (3.6%):
   1,200   Metropolitan Nashville Airport, 3.40%, 10/1/12*.........      1,200
   1,000   Tennessee State School Bond Authority, 3.55%, 3/1/98,
            LOC: Swiss Bank*.......................................      1,000
                                                                       -------
                                                                         2,200
                                                                       -------
 Texas (2.6%):
     500   Grapevine, 3.65%, 12/1/24*..............................        500
     500   Lone Star Airport Improvement Authority, 3.85%, 12/1/14
            LOC: Royal Bank of Canada*.............................        500
     600   Lone Star Airport Improvement Authority 5, 3.65%,
            12/1/14 LOC: Royal Bank of Canada*.....................        600
                                                                       -------
                                                                         1,600
                                                                       -------
 West Virginia (1.2%):
     700   Putnam County, Industrial Revenue, 3.55%, 11/1/12 LOC:
            Union Bank of Switzerland*.............................        700
                                                                       -------
  Total Demand Notes                                                    24,200
                                                                       -------
 MUNICIPAL BONDS (26.7%):
 Alabama (1.7%):
   1,000   Jacksonville, 3.65%, 9/1/12, LOC: Wachovia Bank*........      1,000
                                                                       -------
 Arizona (3.2%):
     500   Arizona Health Facility Authority Revenue, 3.65%,
            10/1/15*...............................................        500
     900   Phoenix, GO, 3.65%, 6/1/20, LOC: Morgan Guaranty*.......        900
     500   Scottsdale, Certificates, 7.70%, 11/1/00, Pre-refunded
            on 11/1/96 @102, FGIC..................................        515
                                                                       -------
                                                                         1,915
                                                                       -------
 Connecticut (1.2%):
     745   Connecticut State Tax Obligation Revenue, 3.60%,
            10/1/96, FGIC..........................................        745
                                                                       -------
 Georgia (2.2%):
   1,000   Georgia State, Preferred, 6.75%, 9/1/96.................      1,023
     310   Georgia State, GO, 7.50%, 5/1/05, Pre-refunded on 5/1/97
            @102**.................................................        324
                                                                       -------
                                                                         1,347
                                                                       -------
 Hawaii (1.6%):
     970   Kauai County, 6.70%, 2/1/06, Pre-refunded on 2/1/97
            @100, MBIA.............................................        985
                                                                       -------
 Illinois (3.6%):
     700   Chicago, GO, 3.65%, 10/31/96, LOC: Morgan Guaranty*.....        700
   1,400   Du Page Water Revenue, 6.88%, 5/1/14....................      1,458
                                                                       -------
                                                                         2,158
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Iowa (1.0%):
  $  585   Ottumwa Hospital Facility, 9.63%, 11/1/10, Pre-refunded
            on 11/1/96 @103........................................    $   611
                                                                       -------
 Kansas (1.7%):
     500   Topeka, GO, 7.50%, 10/1/05, Pre-refunded on 10/1/96
            @100...................................................        503
     100   Wichita, GO, 3.50%, 9/1/96..............................        100
     200   Wichita, GO, 6.80%, 9/1/96..............................        200
     215   Wichita, GO, 6.75%, 12/1/96.............................        217
                                                                       -------
                                                                         1,020
                                                                       -------
 Massachusetts (0.5%):
     300   Worcester, GO, 6.80%, 9/4/96............................        307
                                                                       -------
 Michigan (1.7%):
   1,000   Detroit Sewer District Revenue, 6.75%, 7/1/01...........      1,044
                                                                       -------
 Nevada (0.5%):
     300   Nevada State, GO, 5.00%, 9/1/96.........................        300
                                                                       -------
 New Jersey (0.3%):
     205   Essex County, Law Improvement, 5.88%, 10/1/96...........        206
                                                                       -------
 New York (2.7%):
     500   New York City, GO, 3.65%, 8/1/23, LOC: Morgan Guaranty*.        500
   1,100   New York State Dorm Authority Revenue, 6.30%, 11/1/96...      1,107
                                                                       -------
                                                                         1,607
                                                                       -------
 Ohio (0.3%):
     200   North Royalton City Schools, GO, 4.35%, 12/1/96, MBIA...        200
                                                                       -------
 Pennsylvania (1.7%):
   1,000   Pennsylvania State Revenue, Series A, 7.88%, 12/1/06,
            Pre-refunded on 12/1/96 @102**.........................      1,033
                                                                       -------
 South Carolina (0.8%):
     500   South Carolina State Capital Improvement, 6.70%, 8/1/98,
            Pre-refunded on 8/1/96 @102............................        510
                                                                       -------
 Texas (2.0%):
     100   Dallas County Revenue Bond, 5.00%, 5/15/97, AMBAC.......        101
     105   Lewisville Water & Sewer Revenue Bond, 7.65%, 2/15/97...        107
   1,000   San Antonio, GO, 5.10%, 8/1/96..........................      1,000
                                                                       -------
                                                                         1,208
                                                                       -------
  Total Municipal Bonds                                                 16,196
                                                                       -------
 SHORT TERM PUTS (3.3%):
 Connecticut (3.3%):
   2,000   State Special Assessment Unemployment Compensation,
            Series C, 3.90%, 11/15/01**............................      2,000
                                                                       -------
  Total Short Term Puts                                                  2,000
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                            (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 TAX FREE COMMERCIAL PAPER (9.2%):
 Louisiana (1.8%):
  $1,100   Louisiana, Pollution Facility Authority, 3.35%,
            1/1/15**...............................................    $ 1,100
                                                                       -------
 Missouri (3.3%):
   2,000   Missouri State Environmental Improvement & Energy
            Resources Authority, PCR, 3.35%, 6/1/15, LOC: Union
            Bank of Switzerland....................................      2,000
                                                                       -------
 Texas (1.6%):
   1,000   Texas A&M Board of Regents, University Fund Subordinate
            Notes, Series B, 3.40%, 7/1/17**.......................      1,000
                                                                       -------
 Washington (2.5%):
   1,500   Seattle Municipal Light & Power, 3.70%, 2/4/97, LOC:
            Morgan Guaranty........................................      1,500
                                                                       -------
  Total Tax Free Commercial Paper                                        5,600
                                                                       -------
 INVESTMENT COMPANIES (3.1%):
     394   Federated Tax Free Trust Mutual Fund....................        394
   1,477   Goldman Sachs Tax Free Fund.............................      1,477
                                                                       -------
  Total Investment Companies                                             1,871
                                                                       -------
  Total (Cost--$60,387)(a)                                             $60,387
                                                                       =======

--------
Percentages indicated are based on net assets of $60,727.
(a) Cost for federal income tax and financial reporting purposes are the same.
  * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.
 ** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corporation
CGIC--Insured by Capital Guaranty Insurance Company
FGIC--Insured by Financial Guaranty Insurance Corporation
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Association
MFH--Multi-Family Housing
PCR--Pollution Control Revenue
RANs--Revenue Anticipation Notes

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS (31.5%):
 Appliances (0.4%):
  $   500  Whirlpool Corp., 9.50%, 6/15/00...........................   $    543
                                                                        --------
 Automotive (1.9%):
    1,570  Ford Capital, 9.13%, 5/1/98...............................      1,637
      800  General Motors Corp., 9.63%, 12/1/00......................        875
                                                                        --------
                                                                           2,512
                                                                        --------
 Banking (4.1%):
    1,070  Bank of America, 9.50%, 4/1/01............................      1,170
    1,000  Bankers Trust Co., 9.50%, 6/14/00.........................      1,076
    2,306  NationsBank Corp., 5.38%, 4/15/00.........................      2,194
    1,000  SunTrust Banks, Inc., 7.38%, 7/1/06.......................        999
                                                                        --------
                                                                           5,439
                                                                        --------
 Brokerage Services (2.9%):
    1,000  Bear Stearns & Co., Inc., 6.50%, 6/15/00..................        981
    1,000  Merrill Lynch & Co., Inc., 9.00%, 5/1/98..................      1,041
      750  Merrill Lynch & Co., Inc., 8.25%, 11/15/99................        780
    1,000  Morgan Stanley Group, Inc., 9.25%, 3/1/98.................      1,040
                                                                        --------
                                                                           3,842
                                                                        --------
 Entertainment (0.8%):
    1,000  Columbia Picture Entertainment, Inc., 9.88%, 2/1/98.......      1,038
                                                                        --------
 Financial Services (5.0%):
      500  Associates Corp., 8.63%, 6/15/97..........................        510
    1,000  Associates Corp., 6.25%, 3/15/99..........................        991
    2,000  Avco Financial, 5.50%, 4/1/00.............................      1,913
      500  Beneficial Corp., 9.90%, 11/17/97.........................        521
    1,300  British Telcom Finance, Inc., 9.38%, 2/15/99..............      1,383
      300  CIT Group Holdings, Inc., 8.75%, 7/1/97...................        307
    1,000  Margaretten Financial, 6.75%, 6/15/00.....................        990
                                                                        --------
                                                                           6,615
                                                                        --------
 Industrial Goods & Services (1.6%):
    1,050  Browning Ferris International, 6.10%, 1/15/03.............        995
    1,156  Rockwell International, 6.63%, 6/1/05.....................      1,113
                                                                        --------
                                                                           2,108
                                                                        --------

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Insurance (3.6%):
  $ 1,000  AON Corp., 6.88%, 10/1/99.................................   $  1,000
    1,600  Capital Holding Corp., 9.20%, 4/17/01.....................      1,732
      640  Chubb Corp., 8.75%, 11/15/99..............................        674
    1,300  Torchmark Corp., 9.63%, 5/1/98............................      1,360
                                                                        --------
                                                                           4,766
                                                                        --------
 Oil & Gas Exploration & Production Services (1.2%):
    1,450  BP America, 9.38%, 11/1/00 ...............................      1,582
                                                                        --------
 Pharmaceuticals (0.8%):
    1,000  McKesson Corp., 8.63%, 2/1/98 ............................      1,030
                                                                        --------
 Railroads (1.9%):
    1,500  Union Pacific Corp., 6.25%, 3/15/99.......................      1,479
    1,000  Union Pacific Corp., 7.00%, 6/15/00.......................      1,000
                                                                        --------
                                                                           2,479
                                                                        --------
 Utility--Electric (4.5%):
    1,000  Con Edison, 6.63%, 2/1/02.................................        984
      470  National Rural, 9.50%, 5/15/97............................        481
    1,500  Northern States Power, 7.88%, 10/1/01.....................      1,551
    1,000  Oklahoma Gas & Electric, 6.25%, 10/15/00..................        974
    1,000  Southern California Edison, 5.60%, 12/15/98...............        979
    1,000  Virginia Electric & Power, 7.25%, 3/1/97..................      1,006
                                                                        --------
                                                                           5,975
                                                                        --------
 Utility--Telephone (2.8%):
    1,000  General Telephone & Electric, 5.82%, 12/1/99..............        972
    2,000  General Telephone & Electric-California, 5.63%, 2/1/01....      1,898
    1,000  BellSouth Telecommunications, 6.25%, 5/15/03..............        964
                                                                        --------
                                                                           3,834
                                                                        --------
  Total Corporate Bonds                                                   41,763
                                                                        --------
 U.S. GOVERNMENT AGENCIES (2.2%):
 Federal Home Loan Mortgage Corp.:
    2,000  5.40%, 11/1/00............................................      1,901

                                   Continued

AMSOUTH MUTUAL FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc.:
  $ 1,000  6.40%, 5/2/01.............................................   $    985
                                                                        --------
  Total U.S. Government Agencies                                           2,886
                                                                        --------
 U.S. TREASURY BONDS (18.5%):
    4,500  7.50%, 11/15/16...........................................      4,698
   22,000  6.25%, 8/15/23............................................     19,823
                                                                        --------
  Total U.S. Treasury Bonds                                               24,521
                                                                        --------
 U.S. TREASURY NOTES (39.9%):
    3,000  6.38%, 1/15/99............................................      3,004
   11,000  7.50%, 11/15/01...........................................     11,432
   17,000  6.38%, 8/15/02............................................     16,784
   13,000  5.75%, 8/15/03............................................     12,314

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. TREASURY NOTES, CONTINUED:
  $10,000  5.88%, 11/15/05...........................................   $  9,376
                                                                        --------
  Total U.S. Treasury Notes                                               52,910
                                                                        --------
 U.S. TREASURY STRIPS (5.0%):
   11,000  5.30%, 2/15/04............................................      6,659
                                                                        --------
 Total U.S. Treasury Strips                                                6,659
                                                                        --------
 INVESTMENT COMPANIES (0.9%):
    1,238  AmSouth Prime Obligations Fund............................      1,238
        3  AmSouth U.S. Treasury Fund................................          3
                                                                        --------
 Total Investment Companies                                                1,241
                                                                        --------
 Total (Cost--$130,877)(a)                                              $129,980
                                                                        ========

--------
Percentages indicated are based on net assets of $132,737.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):
   Unrealized appreciation       $1,553
   Unrealized depreciation       (2,450)
                                -------
   Net unrealized depreciation  $  (897)
                                =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
LIMITED MATURITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS (85.1%):
 Banking (24.1%):
     500   Chemical Banking, 6.63%, 1/15/98...........................   $   501
   1,000   Comerica, 5.95%, 9/15/97...................................       995
   2,000   First Union Corp., 6.75%, 1/15/98..........................     2,010
   1,000   Huntington National Bank, 4.48%, 10/14/96..................       997
   2,000   Mellon Financial, 6.50%, 12/1/97...........................     2,000
   2,540   NationsBank Corp., 6.63%, 1/15/98..........................     2,550
   2,000   Security Pacific Corp., 8.49%, 12/27/96....................     2,015
                                                                         -------
                                                                          11,068
                                                                         -------
 Beverages (3.2%):
   1,500   PepsiCo., Inc., 5.46%, 7/1/98..............................     1,472
                                                                         -------
 Brokerage Services (4.3%):
   2,000   Dean Witter Discover & Co., 6.00%, 3/1/98                       1,988
                                                                         -------
 Chemicals (4.3%):
   2,000   Dow Capital, 5.75%, 9/15/97................................     1,995
                                                                         -------
 Electric Utility (8.5%):
   2,000   Florida Power & Light, 5.70%, 3/5/98.......................     1,978
   1,950   Georgia Power, 6.13%, 9/1/99...............................     1,917
                                                                         -------
                                                                           3,895
                                                                         -------
 Electrical & Electronic (4.4%):
   2,000   Sony Capital Corp., 6.98%, 7/2/97..........................     2,022
                                                                         -------
 Financial Services (17.9%):
   1,200   Associates Corp. of North America, 7.50%, 5/15/99..........     1,224
   2,000   Beneficial Corp., 7.32%, 11/17/99..........................     2,030
     500   Commercial Credit Co., 6.75%, 1/15/97......................       502
   1,500   Ford Motor Credit Corp., 6.00%, 3/24/98....................     1,491

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
   2,000   Norwest Financial, Inc., 5.20%, 4/29/97....................   $ 1,991
   1,000   American General Finance, 5.80%, 4/1/97....................       998
                                                                         -------
                                                                           8,236
                                                                         -------
 Food Products (9.5%):
   2,500   General Mills, 7.13%, 10/3/97..............................     2,524
   1,850   Grand Metro Investment, 6.50%, 9/15/99.....................     1,833
                                                                         -------
                                                                           4,357
                                                                         -------
 Insurance (4.5%):
   2,000   American General Corp., 7.70%, 10/15/99....................     2,053
                                                                         -------
 Leasing (4.5%):
   2,000   USL Capital Corp., 8.13%, 2/15/00..........................     2,067
                                                                         -------
  Total Corporate Bonds                                                   39,153
                                                                         -------
 U.S. GOVERNMENT AGENCIES (2.1%):
   1,000   Federal Home Loan Mortgage Corp., 5.75%, 11/16/98..........       984
                                                                         -------
  Total U.S. Government Agencies                                             984
                                                                         -------
 U.S. TREASURY NOTES (10.5%):
   5,000   5.63%, 11/30/00............................................     4,828
                                                                         -------
  Total U.S. Treasury Notes                                                4,828
                                                                         -------
 INVESTMENT COMPANIES (0.7%):
     300   AmSouth Prime Obligations Fund.............................       300
                                                                         -------
  Total Investment Companies                                                 300
                                                                         -------
  Total (Cost--$45,837)(a)                                               $45,265
                                                                         =======

--------
Percentages indicated are based on net assets of $46,005.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):
   Unrealized appreciation      $ 373
   Unrealized depreciation       (945)
                                -----
   Net unrealized appreciation  $(572)
                                =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
GOVERNMENT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 U.S. GOVERNMENT AGENCIES (67.2%):
 Government National Mortgage Assoc.:
  $   66   9.50%, 5/15/18..............................................  $    70
      93   9.00%, 6/15/18..............................................       97
     116   9.00%, 8/15/18..............................................      122
     132   9.50%, 2/15/19..............................................      141
     196   9.50%, 6/15/19..............................................      208
      21   9.50%, 7/15/19..............................................       22
     343   9.00%, 10/15/19.............................................      357
     145   9.00%, 12/15/19.............................................      151
      74   8.50%, 12/15/19.............................................       75
     153   9.00%, 1/15/20..............................................      160
      78   9.00%, 3/15/20..............................................       81
     118   9.00%, 5/15/20..............................................      123
      74   9.50%, 5/15/20..............................................       79
     394   9.50%, 9/15/20..............................................      418
     159   8.50%, 11/15/20.............................................      163
      75   9.00%, 11/15/20.............................................       78
     456   9.50%, 11/15/20.............................................      484
      86   9.50%, 12/15/20.............................................       91
      22   9.50%, 1/15/21..............................................       24
     458   9.00%, 2/15/21..............................................      477
     243   8.50%, 8/15/21..............................................      248
     267   9.50%, 8/15/21..............................................      284
     197   9.00%, 9/15/21..............................................      206
      90   8.50%, 10/15/21.............................................       92
     175   9.00%, 10/15/21.............................................      183

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
  $  153   9.00%, 1/15/22.............................................   $   160
      26   9.00%, 4/15/22.............................................        27
     104   9.00%, 6/15/22.............................................       108
      25   9.00%, 9/15/22.............................................        26
      17   8.50%, 2/15/23.............................................        17
     221   7.50%, 6/15/24.............................................       218
   1,001   7.50%, 7/15/25.............................................       984
     495   7.50%, 8/15/25.............................................       487
   3,226   7.50%, 9/15/25.............................................     3,171
     470   7.50%, 12/15/25............................................       462
     495   8.00%, 7/15/26.............................................       498
                                                                         -------
  Total U.S. Government Agencies                                          10,592
                                                                         -------
 U.S. TREASURY BONDS (9.9%):
   1,500   7.50%, 11/15/16............................................     1,566
                                                                         -------
  Total U.S. Treasury Bonds                                                1,566
                                                                         -------
 U.S. TREASURY NOTES (21.2%):
   3,400   6.50%, 5/15/05.............................................     3,340
                                                                         -------
  Total U.S. Treasury Notes                                                3,340
                                                                         -------
 INVESTMENT COMPANIES (1.4%):
     226   AmSouth U.S. Treasury Fund.................................       226
                                                                         -------
  Total Investment Companies                                                 226
                                                                         -------
  Total (Cost--$15,971)(a)                                               $15,724
                                                                         =======

--------
Percentages indicated are based on net assets of $15,752.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:
   Unrealized appreciation      $  93
   Unrealized depreciation       (340)
                                -----
   Net unrealized depreciation  $(247)
                                =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------
 FLORIDA MUNICIPAL BONDS (92.7%):
  $  545   Altamonte Springs, Health Facility, 5.60%, 10/1/10..........   $  556
     500   Board of Education, Series H, 6.90%, 5/1/98.................      524
     655   Brevard County, Solid Waste Disposal System, 5.63%, 4/1/08..      652
   1,000   Broward County Expressway Authority, Series A, 6.50%,
            7/1/04.....................................................    1,022
   1,000   Cape Coral, Special Obligation, 5.50%, 7/1/99...............    1,032
   1,000   Clearwater, Water & Sewer Revenue, 4.75%, 12/1/00...........    1,012
   1,000   Dade County, Aviation Authority, Series 1994 B, 6.25%,
            10/1/04, AMBAC.............................................    1,092
     725   Dade County, School Board, Series A, 5.20%, 5/1/06..........      729
   1,000   Davie, Water & Sewer Revenue, 5.20%, 10/1/99................    1,023
   1,000   Department of Natural Resources, Preservation 2000, 6.30%,
            7/1/04, MBIA...............................................    1,071
   1,000   Division of Bond Finance, Natural Reserve Preservation 2000,
            Series A, 5.40%, 7/1/07, MBIA..............................    1,011
   1,000   Dunes, Community Development District, 5.00%, 10/1/98.......    1,004
   1,000   Dunes, Community Development District, 5.50%, 10/1/07.......      991
     500   Gulf Breeze, Local Government, 5.90%, 12/10/10..............      506
     470   Hernando County, Water & Sewer Revenue, 5.10%, 6/1/98.......      479
   1,000   Hillsborough County, Board, 4.60%, 7/1/97...................    1,007
     750   Hillsborough County, Environmental Land, 6.00%, 7/1/03*.....      805
   1,000   Hillsborough County, Solid Waste, 5.30%, 10/1/03............    1,033
   1,000   Homestead, Special Insurance Assessment, 4.90%, 9/1/00......    1,016
   1,000   Housing Finance Agency, 6.63%, 2/1/08*......................    1,002
     810   Housing Finance Agency, Series 1995 A-1, 5.65%, 1/1/09......      803
   1,000   Jacksonville, District Water & Sewer, 5.20%, 10/1/02........    1,030
     500   Jacksonville, Electric Authority, 6.95%, 10/1/04............      536
   1,000   Lake County, Sales Revenue, 5.13%, 12/1/98..................    1,023
   1,000   Lee County, Capital Improvements Revenue, Series B, 4.75%,
            10/1/00....................................................    1,012
   1,000   Lee County, Local Option Gas Tax Revenue, 4.50%, 10/1/01....      998
     500   Manatee County School Board, 5.75%, 7/1/09..................      517
   1,000   Martin County, 3.80%, 8/1/98................................      994
   1,000   Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08...........    1,009
     955   Miramar, Wastewater Improvement, Series 1994, 6.25%,
            10/1/05....................................................    1,041
     595   Miramar, Water Improvement, 4.50%, 10/1/01..................      594
   1,000   Orange County, Sales Tax, Series A, 4.38%, 1/1/01...........      994
   1,000   Orlando & Orange County Expressway Authority, 4.80%, 7/1/01.    1,011
   1,000   Orlando Utilities, Community Water & Electric, 5.00%,           1,021
            10/1/99....................................................
   1,000   Ormond Beach, Water & Sewer, 5.60%, 9/1/99..................    1,038
   1,000   Pasco County, Water & Sewer Revenue, Series A, 5.50%,
            10/1/03, FGIC..............................................    1,042
   1,000   Pembroke Pines, Public Improvement, 4.63%, 10/1/00..........    1,007
   1,000   Polk County, Capital Improvement, 4.30%, 12/1/02............      973
   1,000   Port of Palm Beach, Revenue Bonds, 6.25%, 9/1/08............    1,065
     910   Punta Gorda, Utilities, 5.00%, 1/1/98.......................      922

                                   Continued

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                             (Amounts in Thousands)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FLORIDA MUNICIPAL BONDS CONTINUED:
  $  455   St. Johns County, Road Development, 5.20%, 10/1/99.........   $   467
   1,000   St. Johns River, Water, 5.10%, 7/1/09......................       977
     600   St. Lucie County, Sales Tax, 4.20%, 10/1/01................       587
     800   St. Lucie County, Sales Tax, 4.30%, 10/1/02................       776
     625   St. Lucie County, Special Assessment, 5.10%, 11/1/04.......       621
   1,000   Seminole County, Local Option Gas Tax, 5.00%, 10/1/02......     1,019
   1,000   Seminole County, School District, GO, 5.20%, 8/1/97........     1,013
   1,000   State Sunshine Skyway, 6.60%, 7/1/08*                           1,061
   1,000   Tallahassee, Utility System Revenue, 5.80%, 10/1/08........     1,041
     550   Tampa, Solid Waste Revenue, 4.90%, 10/1/02, FGIC...........       556
   1,000   Volusia County, Sales Tax, 5.00%, 10/1/96..................     1,002
                                                                         -------
   Total Florida Municipal Bonds.......................................   45,317
                                                                         -------
 INVESTMENT COMPANIES (6.0%):
     547   AmSouth Tax Exempt Money Market Fund.......................       547
   2,393   Dreyfus Florida Money Market Fund..........................     2,393
                                                                         -------
   Total Investment Companies..........................................    2,940
                                                                         -------
   Total (Cost--$47,077)(a)............................................  $48,257
                                                                         =======

--------
Percentages indicated are based on net assets of $48,869.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
   Unrealized appreciation............................................. $ 1,236
   Unrealized depreciation.............................................     (56)
                                                                        -------
   Net unrealized appreciation......................................... $ 1,180
                                                                        =======
* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corporation
FGIC--Insured by Financial Guaranty Insurance Corporation
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
           (Amounts in Thousands, except Shares or Principal Amounts)

 SHARES OR
 PRINCIPAL                         SECURITY                          MARKET
   AMOUNT                         DESCRIPTION                        VALUE
 ---------  ------------------------------------------------------  --------
 COMMERCIAL PAPER (1.4%):
 $5,085,000 IBM Credit Corp., 5.32%, 8/14/96......................  $  5,075
                                                                    --------
  Total Commercial Paper                                               5,075
                                                                    --------
 COMMON STOCKS (92.2%):
 Aerospace/Defense (1.3%):
     53,000 TRW, Inc..............................................     4,790
                                                                    --------
 Aluminum (0.8%):
     96,000 Alcan Aluminum, Ltd...................................     2,856
                                                                    --------
 Apparel (0.9%):
    320,000 Phillips Van Heusen...................................     3,440
                                                                    --------
 Automobiles (1.8%):
    205,000 Ford Motor Co.........................................     6,662
                                                                    --------
 Automotive Parts (1.1%):
    195,000 Arvin Industries, Inc.................................     4,217
                                                                    --------
 Banking (5.4%):
    330,000 Great Western Financial Corp..........................     7,837
     80,000 J.P. Morgan & Co., Inc................................     6,880
     65,000 NationsBank Corp......................................     5,582
                                                                    --------
                                                                      20,299
                                                                    --------
 Chemicals--Specialty (1.2%):
    220,000 Engelhard Corp........................................     4,510
                                                                    --------
 Computers & Peripherals (1.9%):
     65,000 IBM Corp..............................................     7,012
                                                                    --------
 Construction (0.4%):
    110,000 Ryland Group..........................................     1,636
                                                                    --------
 Electronic & Electrical (2.9%):
    210,000 AMP, Inc..............................................     8,111
     61,000 Avnet, Inc............................................     2,661
                                                                    --------
                                                                      10,772
                                                                    --------
 Financial Services (2.7%):
     82,000 American Express Co...................................     3,588
    116,000 Dun & Bradstreet Corp.................................     6,670
                                                                    --------
                                                                      10,258
                                                                    --------
 Food Processing & Packaging (4.5%):
    323,280 Grand Metropolitan, ADR...............................     8,809
    250,000 Sara Lee Corp.........................................     8,000
                                                                    --------
                                                                      16,809
                                                                    --------
 Forest Products--Lumber, Paper (2.0%):
    180,000 Weyerhauser Co........................................     7,515
                                                                    --------
 Gold & Silver Mining (1.0%)
    220,000 Homestake Mining......................................     3,603
                                                                    --------

 SHARES OR
 PRINCIPAL                           SECURITY                        MARKET
   AMOUNT                           DESCRIPTION                      VALUE
 ---------  ----------------------------------------------------------------
 COMMON STOCKS, CONTINUED:
 Health Care (2.8%):
    121,583 Aetna Services, Inc.....................................$  7,067
    105,000 United Healthcare Corp..................................   3,544
                                                                    --------
                                                                      10,611
                                                                    --------
 Industrial Services (1.0%):
    130,000 Measurex Corp...........................................   3,591
                                                                    --------
 Insurance--Broker (2.8%):
    220,000 Alexander & Alexander Services, Inc.....................   3,630
     76,000 Marsh & McLennan Cos., Inc..............................   6,888
                                                                    --------
                                                                      10,518
                                                                    --------
 Insurance--Property, Casualty Health & Other (2.5%):
    180,000 St. Paul Cos., Inc......................................   9,315
                                                                    --------
 Manufacturing--Capital Goods (0.4%):
     48,800 Kennametal, Inc.........................................   1,513
                                                                    --------
 Medical Supplies (2.0%):
    185,000 Baxter International, Inc...............................   7,701
                                                                    --------
 Newspapers (4.6%):
    215,000 Dow Jones & Co., Inc....................................   8,412
    137,000 Gannett Co., Inc........................................   8,991
                                                                    --------
                                                                      17,403
                                                                    --------
 Oil & Gas Exploration, Production & Services (8.5%):
    200,000 Burlington Resources....................................   8,550
    300,000 Sun Company, Inc........................................   7,762
    101,000 Texaco, Inc.............................................   8,585
    330,000 USX--Marathon Group.....................................   6,765
                                                                    --------
                                                                      31,662
                                                                    --------
 Oilfield Equipment & Services (3.6%):
    130,000 Dresser Industries, Inc.................................   3,510
    170,000 McDermott International, Inc............................   3,081
     85,000 Schlumberger, Limited...................................   6,800
                                                                    --------
                                                                      13,391
                                                                    --------
 Pharmaceuticals (6.9%):
    150,000 American Home Products Corp.............................   8,513
     76,000 Bristol-Myers Squibb Co.................................   6,583
    120,000 Johnson & Johnson, Inc..................................   5,730
    120,000 Pharmacia & Upjohn, Inc.................................   4,950
                                                                    --------
                                                                      25,776
                                                                    --------
 Photography (0.7%):
     33,000 Eastman Kodak Co........................................   2,462
                                                                    --------
 Pollution Control Services & Equipment (2.2%):
    275,000 WMX Technologies, Inc...................................   8,147
                                                                    --------

                                   Continued

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
          (Amounts in Thousands, except Shares or Principal Amounts)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COMMON STOCKS, CONTINUED:
 Railroad (1.8%):
 $142,000  CSX Corp...................................................  $  6,852
                                                                        --------
 Retail (11.6%):
  195,000  Dayton Hudson Corp.........................................     5,899
  230,000  Dillard Department Stores, Inc.............................     7,216
  200,000  Hechinger Co...............................................       700
  150,000  May Department Stores......................................     6,731
  215,000  Melville Corp..............................................     8,412
  250,000  The Gap....................................................     7,438
  300,000  Wal-Mart Stores, Inc.......................................     7,200
                                                                        --------
                                                                          43,596
                                                                        --------
 Services (Non-Financial) (0.6%):
  105,000  Rollins, Inc...............................................     2,205
                                                                        --------
 Telecommunications (0.3%):
   50,333  360 Communications Co.(b)..................................     1,164
                                                                        --------
 Transportation--Marine (0.3%):
   65,000  Kirby Corp.(b).............................................     1,040
                                                                        --------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                           DESCRIPTION                          VALUE
 ---------  ----------------------------------------------------------  --------
 COMMON STOCKS, CONTINUED:
 Transportation Leasing & Trucking (2.2%):
   $215,000 Ryder Systems, Inc........................................  $  5,724
    148,000 US Freightways Corp.......................................     2,618
                                                                        --------
                                                                           8,342
                                                                        --------
 Utilities--Electric & Gas (2.7%):
    180,000 Baltimore Gas & Electric..................................     4,635
    250,000 Southern Co...............................................     5,656
                                                                        --------
                                                                          10,291
                                                                        --------
 Utilities--Telecommunications (6.8%):
    120,000 AT&T Corp.................................................     6,255
    170,000 BellSouth Corp............................................     6,970
    131,000 Nynex Corp................................................     5,879
    170,000 Sprint Corp...............................................     6,226
                                                                        --------
                                                                          25,330
                                                                        --------
  Total Common Stocks                                                    345,289
                                                                        --------
 INVESTMENT COMPANIES (6.4%):
 16,331,461 AmSouth Prime Obligations Fund............................    16,331
  7,497,161 AmSouth U.S. Treasury Fund................................     7,497
                                                                        --------
  Total Investment Companies                                              23,828
                                                                        --------
  Total (Cost--$320,099)(a)                                             $374,192
                                                                        ========

--------
Percentages indicated are based on net assets of $374,622.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $487. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
   Unrealized appreciation........ $62,989
   Unrealized depreciation........  (9,383)
                                   -------
   Net unrealized appreciation.... $53,606
                                   =======
(b) Represents non-income producing securities.
ADR--American Depository Receipt

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
                     (Amounts in Thousands, except Shares)

                                     SECURITY                            MARKET
  SHARES                           DESCRIPTION                            VALUE
  ------   -----------------------------------------------------------   -------
 COMMON STOCKS (90.3%):
 Air Freight (1.7%):
    20,000 Federal Express(b).........................................   $ 1,555
                                                                         -------
 Apparel (2.6%):
    80,000 Delta Woodside Industries..................................       380
    60,000 Russell Corp...............................................     2,010
                                                                         -------
                                                                           2,390
                                                                         -------
 Automotive Parts (3.9%):
    75,000 Discount Auto Parts, Inc.(b)...............................     1,781
    45,000 Genuine Parts Co...........................................     1,907
                                                                         -------
                                                                           3,688
                                                                         -------
 Banking (10.0%):
    35,000 Deposit Guaranty Corp......................................     1,601
    50,000 First Commerce Corp........................................     1,737
    60,000 First Tennessee National Corp..............................     1,770
    35,000 First Union Corp...........................................     2,223
    24,000 NationsBank Corp...........................................     2,061
                                                                         -------
                                                                           9,392
                                                                         -------
 Building Materials (1.8%):
   110,000 Interface, Inc.............................................     1,664
                                                                         -------
 Chemicals--Specialty (2.0%):
   210,000 Ethyl Corp.................................................     1,890
                                                                         -------
 Electronic & Electrical (2.1%):
   150,000 Scientific Atlanta, Inc....................................     2,006
                                                                         -------
 Food Processing & Packaging (5.0%):
   145,000 Flowers Industries, Inc....................................     2,483
   130,000 Lance, Inc.................................................     2,178
                                                                         -------
                                                                           4,661
                                                                         -------
 Forest Products--Lumber, Paper (4.1%):
    80,000 Carauster Industries, Inc..................................     2,210
    65,000 James River Corp...........................................     1,641
                                                                         -------
                                                                           3,851
                                                                         -------
 Furniture (0.7%):
   105,000 Winsloew Furniture, Inc.(b)................................       628
                                                                         -------
 Insurance (5.3%):
   100,000 Equifax, Inc...............................................     2,513
    80,000 First Colony Corp..........................................     2,450
                                                                         -------
                                                                           4,963
                                                                         -------

                                     SECURITY                            MARKET
  SHARES                           DESCRIPTION                            VALUE
  ------   -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Manufacturing (2.5%):
    65,000 Wolverine Tube, Inc.(b)....................................   $ 2,308
                                                                         -------
 Medical Services (11.7%):
   100,000 Coventry Corp.(b)..........................................     1,250
   220,000 HEALTHSOUTH Rehabilitation Corp.(b)........................     6,683
   151,875 Health Management Assoc., Inc..............................     3,056
                                                                         -------
                                                                          10,989
                                                                         -------
 Oil & Gas Exploration, Production & Services (5.8%):
    40,000 Louisiana Land & Exploration Co............................     2,160
    13,000 Mobil Corp.................................................     1,435
    60,000 Production Operators.......................................     1,875
                                                                         -------
                                                                           5,470
                                                                         -------
 Oilfield Equipment & Services (2.8%):
    60,000 McDermott International, Inc...............................     1,088
   120,000 Offshore Logistics(b)......................................     1,500
                                                                         -------
                                                                           2,588
                                                                         -------
 Printing (2.6%):
   100,000 John H. Harland Co.........................................     2,425
                                                                         -------
 Railroad (2.2%):
    25,000 Norfolk & Southern Co......................................     2,022
                                                                         -------
 Restaurants (2.5%):
   110,000 Cracker Barrel Old Country Store, Inc......................     2,337
                                                                         -------
 Retail (8.0%):
   170,000 Big B., Inc................................................     1,636
   150,000 Books A Million(b).........................................       975
   170,000 Hancock Fabrics............................................     1,445
   160,000 Stein Mart, Inc.(b)........................................     3,400
                                                                         -------
                                                                           7,456
                                                                         -------
 Services (Non-Financial) (1.0%):
    45,000 Rollins, Inc...............................................       945
                                                                         -------
 Steel (3.0%):
   115,000 Birmingham Steel Corp......................................     1,869
    20,000 Nucor Corp.................................................       937
                                                                         -------
                                                                           2,806
                                                                         -------
 Transportation Leasing & Trucking (2.3%):
    80,000 Ryder Systems, Inc.........................................     2,130
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
                     (Amounts in Thousands, except Shares)

                                     SECURITY                            MARKET
  SHARES                           DESCRIPTION                            VALUE
  ------   -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Utilities--Electric (4.4%):
    55,000 Florida Progress Corp......................................   $ 1,842
   100,000 Southern Co................................................     2,263
                                                                         -------
                                                                           4,105
                                                                         -------
 Utilities--Telecommunications (2.4%):
    55,000 BellSouth Corp.............................................     2,255
                                                                         -------
  Total Common Stocks                                                     84,524
                                                                         -------

                                     SECURITY                            MARKET
  SHARES                           DESCRIPTION                            VALUE
  ------   -----------------------------------------------------------   -------
 INVESTMENT COMPANIES (9.7%):
 4,680,576 AmSouth Prime Obligations Fund.............................   $ 4,680
 4,360,002 AmSouth U.S. Treasury Fund.................................     4,360
                                                                         -------
  Total Investment Companies                                               9,040
                                                                         -------
  Total (Cost--$75,423)(a)                                               $93,564
                                                                         =======

--------
Percentages indicated are based on net assets of $93,584.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
   Unrealized appreciation....... $22,680
   Unrealized depreciation.......  (4,539)
                                  -------
   Net unrealized appreciation... $18,141
                                  =======
(b) Represents non-income producing securities.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1996
           (Amounts in Thousands, except Shares and Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS (49.1%):
 Aerospace/Defense (0.9%):
  35,000   TRW, Inc..................................................   $  3,163
                                                                        --------
 Aluminum (0.5%):
  55,000   Alcan Aluminum Limited....................................      1,636
                                                                        --------
 Apparel (0.4%):
 140,000   Phillips Van Heusen.......................................      1,505
                                                                        --------
 Automobiles (1.1%):
 120,000   Ford Motor Co.............................................      3,900
                                                                        --------
 Automotive Parts (0.6%):
 101,000   Arvin Industries, Inc.....................................      2,148
                                                                        --------
 Banking (3.3%):
 150,000   Great Western Financial Corp..............................      3,562
  40,000   J.P. Morgan & Co., Inc. ..................................      3,440
  49,000   NationsBank Corp. ........................................      4,208
                                                                        --------
                                                                          11,210
                                                                        --------
 Chemicals--Specialty (0.6%):
 100,000   Engelhard Corp............................................      2,050
                                                                        --------
 Computers & Peripherals (0.9%):
  27,000   IBM Corp..................................................      2,913
                                                                        --------
 Construction (0.3%):
  76,000   Ryland Group..............................................      1,130
                                                                        --------
 Electronic & Electrical (1.6%):
 103,000   AMP, Inc. ................................................      3,978
  32,000   Avnet, Inc. ..............................................      1,396
                                                                        --------
                                                                           5,374
                                                                        --------
 Financial Services (1.4%):
  45,000   American Express Co.......................................      1,969
  48,000   Dun & Bradstreet Corp.....................................      2,760
                                                                        --------
                                                                           4,729
                                                                        --------
 Food Processing & Packaging (2.2%):
 129,189   Grand Metropolitan ADR....................................      3,520
 120,000   Sara Lee Corp.............................................      3,840
                                                                        --------
                                                                           7,360
                                                                        --------
 Forest Products--Lumber, Paper (1.0%):
  80,000   Weyerhauser Co. ..........................................      3,340
                                                                        --------
 Gold & Silver Mining (0.5%):
  95,000   Homestake Mining..........................................      1,556
                                                                        --------

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Health Care (1.3%):
  57,182   Aetna, Inc.(b)............................................   $  3,324
  35,000   United Healthcare Corp....................................      1,181
                                                                        --------
                                                                           4,505
                                                                        --------
 Industrial Services (0.8%):
 100,000   Measurex Corp. ...........................................      2,762
                                                                        --------
 Insurance--Broker (1.4%):
 132,000   Alexander & Alexander Services, Inc. .....................      2,178
  30,000   Marsh & McLennan Cos., Inc. ..............................      2,719
                                                                        --------
                                                                           4,897
                                                                        --------
 Insurance--Property, Casualty, Health & Other (1.1%):
  75,000   St. Paul Cos., Inc........................................      3,881
                                                                        --------
 Manufacturing--Capital Goods (0.3%):
  31,000   Kennametal, Inc...........................................        961
                                                                        --------
 Medical Supplies (1.4%):
 110,000   Baxter International, Inc.................................      4,579
                                                                        --------
 Newspapers (2.1%):
  77,000   Dow Jones & Co., Inc......................................      3,013
  63,000   Gannett Co., Inc..........................................      4,134
                                                                        --------
                                                                           7,147
                                                                        --------
 Oil & Gas Exploration, Production, & Services (5.0%):
 120,000   Burlington Resources......................................      5,130
 145,000   Sun Company, Inc..........................................      3,752
  59,000   Texaco, Inc...............................................      5,015
 150,000   USX--Marathon Group.......................................      3,075
                                                                        --------
                                                                          16,972
                                                                        --------
 Oilfield Equipment & Services (2.3%):
 100,000   Dresser Industries, Inc...................................      2,700
  60,000   McDermott International, Inc..............................      1,088
  50,000   Schlumberger, Limited.....................................      4,000
                                                                        --------
                                                                           7,788
                                                                        --------
 Pharmaceuticals (3.6%):
  81,000   American Home Products Corp...............................      4,597
  40,000   Bristol-Myers Squibb Co. .................................      3,465
  52,000   Johnson & Johnson, Inc. ..................................      2,483
  40,000   Pharmacia & Upjohn, Inc...................................      1,650
                                                                        --------
                                                                          12,195
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
           (Amounts in Thousands, except Shares and Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Photography (0.4%):
  18,000   Eastman Kodak Co..........................................   $  1,343
                                                                        --------
 Pollution Control Services & Equipment (1.0%):
 115,000   WMX Technologies, Inc.....................................      3,407
                                                                        --------
 Railroads (1.1%):
  80,000   CSX Corp. ................................................      3,860
                                                                        --------
 Retail (5.2%):
  54,000   Dayton Hudson Corp........................................      1,633
  85,000   Dillard Department Stores, Inc............................      2,667
 170,000   Hechinger Co..............................................        595
  60,000   May Department Stores.....................................      2,692
 100,000   Melville Corp.............................................      3,913
 135,000   The Gap...................................................      4,016
  81,000   Wal-Mart Stores, Inc......................................      1,944
                                                                        --------
                                                                          17,460
                                                                        --------
 Services (Non-Financial) (0.2%):
  25,000   Rollins, Inc..............................................        525
                                                                        --------
 Telecommunications (0.2%):
  26,666   360 Communications Co.(b).................................        617
                                                                        --------
 Transportation Leasing & Trucking (0.9%):
  70,000   Ryder Systems, Inc........................................      1,864
  63,000   US Freightways Corp.......................................      1,114
                                                                        --------
                                                                           2,978
                                                                        --------
 Transportation--Marine (0.1%):
  30,000   Kirby Corp.(b)............................................        480
                                                                        --------
 Utilities--Electric (1.2%):
  73,000   Baltimore Gas & Electric..................................      1,880
 100,000   Southern Co...............................................      2,263
                                                                        --------
                                                                           4,143
                                                                        --------
 Utilities--Telecommunications (4.0%):
  55,000   AT&T Corp.................................................      2,867
  90,000   BellSouth Corp............................................      3,690
  90,000   Nynex Corp................................................      4,039
  80,000   Sprint Corp...............................................      2,930
                                                                        --------
                                                                          13,526
                                                                        --------
  Total Common Stocks.................................................   166,076
                                                                        --------

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS (16.2%):
 Appliances (0.2%):
   500,000 Whirlpool Corp., 9.50%, 6/15/00............................   $   543
                                                                         -------
 Automotive (1.0%):
 1,430,000 Ford Capital, 9.13%, 5/1/98................................     1,491
 1,000,000 Ford Motor Credit Corp., 5.63%, 1/15/99....................       977
   700,000 General Motors Corp., 9.63%, 12/1/00.......................       766
                                                                         -------
                                                                           3,234
                                                                         -------
 Banking (3.4%):
   930,000 Bank of America, 9.50%, 4/1/01.............................     1,017
 1,000,000 Bankers Trust Co., 7.25%, 11/1/96..........................     1,002
 1,000,000 Bankers Trust Co., 9.50%, 6/14/00..........................     1,076
 2,500,000 Mellon Corporation, 6.30%, 6/1/00..........................     2,447
 4,185,000 NationsBank Corp., 5.38%, 4/15/00..........................     3,981
 2,000,000 SunTrust Banks, Inc., 7.38%, 7/1/06........................     1,998
                                                                         -------
                                                                          11,521
                                                                         -------
 Brokerage Services (2.0%):
 4,000,000 Dean Witter Discover & Co., 6.00%, 3/1/98..................     3,975
 2,000,000 Merrill Lynch, 6.0%, 3/1/01................................     1,918
 1,000,000 Morgan Stanley Group, Inc., 9.25%, 3/1/98..................     1,040
                                                                         -------
                                                                           6,933
                                                                         -------
 Entertainment (0.3%):
 1,000,000 Columbia Picture Entertainment, Inc., 9.88%, 2/1/98........     1,037
                                                                         -------
 Financial--Commercial (1.2%):
 4,000,000 Associates Corp. N.A., 6.75%, 7/15/01......................     3,950
                                                                         -------
 Financial Services (2.0%):
 1,000,000 American General Finance, 7.70%, 11/15/97..................     1,016
   500,000 Associates Corp., 8.63%, 6/15/97...........................       510
   500,000 Beneficial Corp., 9.90%, 11/17/97..........................       521
 1,200,000 British Telcom Finance, Inc., 9.38%, 2/15/99...............     1,227
   200,000 CIT Group Holdings, Inc., 8.75%, 7/1/97....................       205
 1,000,000 Commercial Credit Co., 7.88%, 7/15/04......................     1,035

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1996
           (Amounts in Thousands, except Shares and Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
 2,000,000 Morgan Stanley Group, Inc., 8.10%, 6/24/02................   $  2,092
                                                                        --------
                                                                           6,656
                                                                        --------
 Food Products (0.3%):
 1,000,000 H.J. Heinz Co., 6.75%, 10/15/99...........................        999
                                                                        --------
 Industrial Goods & Services (1.3%):
   500,000 Browning Ferris International, 6.10%, 1/15/03.............        474
 1,000,000 Dresser Industries, Inc., 6.25%, 6/1/00...................        979
 2,000,000 Waste Management, 7.70%, 10/1/02..........................      2,065
 1,000,000 WMX Technologies, Inc., 8.25%, 11/15/99...................      1,043
                                                                        --------
                                                                           4,561
                                                                        --------
 Insurance (1.3%):
 1,000,000 Allstate Corp., 5.88%, 6/15/98............................        987
 1,400,000 Capital Holding Corp., 9.20%, 4/17/01.....................      1,516
   560,000 Chubb Corp., 8.75%, 11/15/99..............................        590
 1,200,000 Torchmark Corp., 9.63%, 5/1/98............................      1,256
                                                                        --------
                                                                           4,349
                                                                        --------
 Oil & Gas Exploration & Production Services (0.5%):
 1,550,000 BP America, 9.38%, 11/1/00................................      1,691
                                                                        --------
 Pharmaceuticals (0.3%):
 1,000,000 McKesson Corp., 8.63%, 2/1/98.............................      1,030
                                                                        --------
 Retail Stores (0.6%):
 4,000,000 Wal-Mart Stores, Inc., 6.75%, 5/15/02.....................      1,980
                                                                        --------
 Technology (0.5%):
 1,730,000 Lucent Technologies, Inc., 6.90%, 7/15/01.................      1,723
                                                                        --------
 Utility--Electric (1.3%):
   530,000 National Rural, 9.50%, 5/15/97............................        543


   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Utility--Electric, continued:
  2,000,000 Oklahoma Gas & Electric, 6.25%, 10/15/00.................   $  1,947
    900,000 Pennsylvania Power & Light, 6.00%, 6/1/00................        872
  1,200,000 Virginia Electric & Power, 7.25%, 3/1/97.................      1,207
                                                                        --------
                                                                           4,569
                                                                        --------
  Total Corporate Bonds                                                   54,776
                                                                        --------
 U.S. TREASURY BONDS (7.6%):
 11,000,000 7.50%, 11/15/16..........................................     11,484
 16,000,000 6.25%, 8/15/23...........................................     14,417
                                                                        --------
  Total U.S. Treasury Bonds                                               25,901
                                                                        --------
 U.S. TREASURY NOTES (20.7%):
  3,000,000 6.38%, 6/30/97...........................................      3,013
  5,100,000 7.88%, 4/15/98...........................................      5,240
  1,800,000 9.25%, 8/15/98...........................................      1,903
  3,400,000 6.38%, 1/15/99...........................................      3,406
  1,000,000 7.13%, 2/29/00...........................................      1,020
  4,000,000 7.75%, 2/15/01...........................................      4,186
 25,000,000 6.38%, 8/15/02...........................................     24,682
 18,300,000 5.75%, 8/15/03...........................................     17,334
 10,000,000 5.88%, 11/15/05..........................................      9,376
                                                                        --------
  Total U.S. Treasury Notes                                               70,160
                                                                        --------
 U.S. TREASURY STRIPS (2.1%):
 12,000,000 7.01%, 2/15/04...........................................      7,264
                                                                        --------
  Total U.S. Treasury Strips                                               7,264
                                                                        --------
 INVESTMENT COMPANIES (3.2%):
 10,667,552 AmSouth Prime Obligations Fund...........................     10,668
      5,005 AmSouth U.S. Treasury Fund...............................          5
                                                                        --------
  Total Investment Companies                                              10,673
                                                                        --------
  Total (Cost--$302,295)(a)                                             $334,850
                                                                        ========

--------
Percentages indicated are based on net assets of $338,425.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
   Unrealized appreciation........ $39,738
   Unrealized depreciation........  (7,183)
                                   -------
   Net unrealized appreciation.... $32,555
                                   =======
(b) Represents non-income producing securities.
ADR--American Depository Receipt


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 July 31, 1996


1. ORGANIZATION:

 AmSouth Mutual Funds (the "Trust") was organized on August 5, 1988, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act") as a diversified, open-end investment company established as a Massachusetts business trust.

 The Trust is authorized to issue an unlimited number of shares (units of beneficial interest) without par value. The Trust currently offers shares of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax-Exempt Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, and the AmSouth Balanced Fund (collectively, "the Funds" and individually "a Fund"). The AmSouth Alabama Tax-Free Fund and the AmSouth Municipal Bond Fund have not yet commenced operations. Sales of shares of the Funds may be made to customers of AmSouth Bank of Alabama, ("AmSouth") and its affiliates, to all accounts of correspondent banks of AmSouth and to the general public.

 The Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund (the "money market funds") each offer two classes of shares: Classic Shares and Premier Shares. Effective April 1, 1996, the existing shares of the money market funds, which were previously unclassified, were designated Premier Shares, and the money market funds commenced offering Classic Shares. Shares of the Bond Fund, Limited Maturity Fund, the Government Income Fund, the Florida Tax-Free Fund, the Equity Fund, the Regional Equity Fund and the Balanced Fund (the "variable net asset value funds") are not classified.

 The Prime Obligations Fund and the U.S. Treasury Fund seek current income with liquidity and stability of principal. The Tax Exempt Fund seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Bond Fund and the Limited Maturity Fund seek current income, consistent with the preservation of capital. The Government Income Fund seeks to provide a high level of current income consistent with prudent investment risk. The Florida Tax-Free Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Equity Fund and the Regional Equity Fund seek growth of capital. The Balanced Fund seeks to obtain long-term capital growth and current income.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the


                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1996

  amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or
  (b) maintain a dollar-weighted average maturity which exceeds 90 days.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS:

  Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield obtained may be more or less than those available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. A segregated account is established and the Funds maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until the settlement date.

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1996

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1996:

                                                        PURCHASES       SALES
                                                      -------------  -----------
  Bond Fund..........................................  $ 50,913,891  $10,050,508
  Limited Maturity Fund..............................    16,463,380   27,907,166
  Government Income Fund.............................    13,416,678   13,263,486
  Florida Tax-Free Fund..............................     7,971,931    5,619,012
  Equity Fund........................................   123,289,431   59,379,724
  Regional Equity Fund...............................    17,947,105    6,293,543
  Balanced Fund......................................    97,603,876   62,732,272

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1996

4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Funds which offer multiple classes of shares for the years ended July 31, 1996 and 1995 were as follows:

                                       PRIME                                      TAX EXEMPT
                                 OBLIGATIONS FUND       U.S. TREASURY FUND           FUND
                               ----------------------  ----------------------  ------------------
                                 AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT    SHARES
                               ----------  ----------  ----------  ----------  --------  --------
For the period April 1,
 1996 through July 31, 1996:
Classic Shares (a):
  Shares issued ........       $  165,419     165,419  $    9,207       9,207  $  9,803     9,803
  Dividends reinvested..            1,963       1,963         222         222       143       143
  Shares redeemed.......         (191,139)   (191,139)    (13,986)    (13,986)   (9,019)   (9,019)
                               ----------  ----------  ----------  ----------  --------  --------
  Net increase..........       $  (23,757)    (23,757) $   (4,557)     (4,557) $    927       927
                               ==========  ==========  ==========  ==========  ========  ========
For the year ended July
 31, 1996:
Premier Shares (a):
  Shares issued.........       $1,388,943   1,388,943  $1,088,791   1,088,791  $129,166   129,166
  Dividends reinvested..            5,460       5,460       1,751       1,751       388       388
  Shares redeemed.......       (1,384,702) (1,384,702) (1,028,499) (1,028,499) (127,394) (127,394)
                               ----------  ----------  ----------  ----------  --------  --------
  Net decrease..........       $    9,701       9,701  $   62,043      62,043  $  2,160     2,160
                               ==========  ==========  ==========  ==========  ========  ========
For the year ended July
 31, 1995:
  Shares issued.........       $1,597,046   1,597,046  $  900,697     900,697  $ 99,365    99,365
  Dividends reinvested..            5,036       5,036       2,103       2,103       311       311
  Shares redeemed.......       (1,561,740) (1,561,740)   (880,465)   (880,465) (102,959) (102,959)
                               ----------  ----------  ----------  ----------  --------  --------
  Net increase
   (decrease)...........       $   40,342      40,342  $   22,335      22,335  $ (3,283)   (3,283)
                               ==========  ==========  ==========  ==========  ========  ========

--------
(a) Effective April 1, 1996, the Funds' existing shares, which were previously unclassified, were designated Premier Shares, and the Fund commenced offering Classic Shares.

5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 ASO Services Company, a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as administrator. BISYS, with whom certain officers and trustees of the Trust are affiliated, serves the Funds as sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1996

 trustees of the Trust. Prior to April 1, 1996, BISYS served the Funds as administrator. Under the terms of the administration agreement, ASO Services Company's fees are computed daily as 0.20% of the average net assets of each of the Funds. The terms of the current administration agreement are substantially the same as the former administration agreement. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 1996, BISYS received $1,093,457 from commissions earned on sales of shares of the Funds' variable net asset value funds of which $1,071,932 was reallowed to AmSouth, an investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to money market funds. BISYS Ohio serves the Funds as Transfer Agent and Mutual Fund Accountant. Under the terms of the Transfer Agent and Accounting Agreement, the Company's fees are based on the number of shareholders and as a percentage of average net assets, respectively.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended July 31, 1996 (amounts in thousands):

                             INVESTMENT ADVISORY FEES
                         --------------------------------
                          ANNUAL FEE AS                                     SHAREHOLDER
                         A PERCENTAGE OF                   ADMINISTRATION  SERVICING FEES TRANSFER AGENT
                          AVERAGE DAILY  FEES VOLUNTARILY FEES VOLUNTARILY  VOLUNTARILY   AND MUTUAL FUND
                           NET ASSETS        REDUCED          REDUCED         REDUCED     ACCOUNTANT FEES
                         --------------- ---------------- ---------------- -------------- ---------------
Prime Obligations Fund..      0.40%            $ --             $ --            $63            $440
U.S. Treasury Fund......      0.40%              --               --              7             272
Tax-Exempt Fund.........      0.40%             133               --              7              67
Bond Fund...............      0.65%             165               88             --              89
Limited Maturity Fund...      0.65%              87               47             --              54
Government Income Fund..      0.65%              61               18             --              31
Florida Tax-Free Fund...      0.65%             171               49             --              48
Equity Fund.............      0.80%              --              309             --             244
Regional Equity Fund....      0.80%               1               67             --              78
Balanced Fund...........      0.80%             169              260             --             237

6. ELIGIBLE DISTRIBUTIONS: (UNAUDITED)

 The AmSouth Mutual Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 1996:

                                                               REGIONAL
                                                        EQUITY  EQUITY  BALANCED
                                                         FUND    FUND     FUND
                                                        ------ -------- --------
  Dividend Income (000)................................ $8,258  $1,583   $4,562
  Dividend Income Per Share............................ $0.281  $0.213   $0.145


                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1996

7. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The AmSouth Mutual Funds designate the following exempt-interest dividends for the taxable year ended July 31, 1996:

                                                                FLORIDA   TAX
                                                                TAX-FREE EXEMPT
                                                                  FUND    FUND
                                                                -------- ------
  Exempt-Interest Dividends (000)..............................  $2,107  $2,065
  Exempt-Interest Dividends Per Share..........................   0.449      --
  Exempt-Interest Dividends Per Share--Classic Shares..........      --   0.031
  Exempt-Interest Dividends Per Share--Premier Shares..........      --   0.010

 The percentage break-down of the exempt-interest income by state for the Tax Exempt Fund's taxable year ended July 31, 1996 was as follows:

  Alabama.................................................................. 9.2%
  Arizona.................................................................. 3.5
  California............................................................... 0.6
  Colorado................................................................. 1.7
  Connecticut.............................................................. 4.0
  Delaware................................................................. 2.7
  District of Columbia..................................................... 0.3
  Florida.................................................................. 5.4
  Georgia.................................................................. 6.5
  Hawaii................................................................... 1.4
  Illinois................................................................. 7.2
  Indiana.................................................................. 0.2
  Iowa..................................................................... 1.6
  Kansas................................................................... 0.4
  Louisiana................................................................ 3.2
  Maryland................................................................. 0.2
  Massachusetts............................................................ 0.5
  Michigan................................................................. 0.9
  Minnesota................................................................ 0.7
  Mississippi.............................................................. 0.2
  Missouri................................................................. 8.1
  Nebraska................................................................. 3.1
  Nevada................................................................... 0.3
  New Jersey............................................................... 0.4
  New York................................................................. 3.6
  North Carolina........................................................... 0.4
  Ohio..................................................................... 0.1

                                   Continued

AMSOUTH MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 July 31, 1996

  Oregon.................................................................   2.3%
  Pennsylvania...........................................................   2.1
  South Carolina.........................................................   1.8
  Tennessee..............................................................   6.1
  Texas..................................................................  16.0
  Utah...................................................................   0.9
  Virginia...............................................................   1.0
  Washington.............................................................   2.3
  West Virginia..........................................................   1.0
  Wisconsin..............................................................   0.1
                                                                          -----
  Total.................................................................. 100.0%
                                                                          =====

8. FEDERAL INCOME TAX INFORMATION:

 The following table presents capital gain dividend distributions from long-term capital gains for the following Funds for the year ended July 31, 1996 (amounts in thousands):

  Bond Fund.............................................................. $  173
  Florida Tax-Free Fund..................................................     20
  Equity Fund............................................................  9,256
  Regional Equity Fund...................................................    756
  Balanced Fund..........................................................  6,408

 At July 31, 1996, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                 AMOUNT EXPIRES
                                                                 ------ -------
  Prime Obligations Fund........................................  $  9   2001
  Bond Fund.....................................................    28   2004
  Limited Maturity Fund.........................................   478   2002
  Limited Maturity Fund.........................................   730   2003
  Limited Maturity Fund.........................................     4   2004
  Government Income Fund........................................   165   2003
  Government Income Fund........................................   239   2004

 Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended July 31, 1997. The following Funds had such losses (amounts in thousands):

  Bond Fund................................................................ $112
  Limited Maturity Fund....................................................  241
  Government Income Fund...................................................  188

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           PRIME OBLIGATIONS FUND
                         --------------------------------------------------------------------
                                             YEAR ENDED JULY 31,
                         --------------------------------------------------------------------
                                  1996                   1995      1994      1993      1992
                         --------------------------    --------  --------  --------  --------
                         CLASSIC (A)    PREMIER (A)
                         -----------    -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000       $  1.000      $  1.000  $  1.000  $  1.000  $  1.000
                          --------       --------      --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..     0.050          0.016         0.050     0.029     0.027     0.042
                          --------       --------      --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income..    (0.050)        (0.016)       (0.050)   (0.029)   (0.027)   (0.042)
                          --------       --------      --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000       $  1.000      $  1.000  $  1.000  $  1.000  $  1.000
                          ========       ========      ========  ========  ========  ========
Total Return............      5.07%(d)       5.10%         5.14%     2.94%     2.76%     4.28%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........  $125,075       $478,542      $617,673  $577,331  $456,428  $457,511
 Ratio of expenses to
  average net assets....      0.72%          0.71%(b)      0.69%     0.70%     0.71%     0.71%
 Ratio of net investment
  income to average net
  assets................      5.08%          4.71%(b)      5.04%     2.92%     2.73%     4.08%
 Ratio of expenses to
  average net assets*...      0.87%           (c)           (c)       (c)       (c)       (c)
 Ratio of net investment
  income to average net
  assets*...............      4.93%           (c)           (c)       (c)       (c)       (c)

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1995 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             U.S. TREASURY FUND
                         -------------------------------------------------------------------
                                             YEAR ENDED JULY 31,
                         -------------------------------------------------------------------
                                  1996                  1995      1994      1993      1992
                         -------------------------    --------  --------  --------  --------
                         CLASSIC (A)   PREMIER (A)
                         -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 1.000      $  1.000      $  1.000  $  1.000  $  1.000  $  1.000
                           -------      --------      --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..     0.048         0.015         0.048     0.028     0.027     0.041
                           -------      --------      --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income..    (0.048)       (0.015)       (0.048)   (0.028)   (0.027)   (0.041)
                           -------      --------      --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................   $ 1.000      $  1.000      $  1.000  $  1.000  $  1.000  $  1.000
                           =======      ========      ========  ========  ========  ========
Total Return............      4.90%(d)      4.93%         4.90%     2.80%     2.69%     4.15%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........   $12,263      $368,162      $322,939  $300,603  $404,473  $339,666
 Ratio of expenses to
  average net assets....      0.71%         0.72%(b)      0.70%     0.71%     0.72%     0.73%
 Ratio of net investment
  income to average net
  assets................      4.94%         4.54%(b)      4.81%     2.77%     2.66%     4.08%
 Ratio of expenses to
  average net assets*...      0.86%          (c)           (c)       (c)       (c)       (c)
 Ratio of net investment
  income to average net
  assets*...............      4.79%          (c)           (c)       (c)       (c)       (c)

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1995 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                             TAX EXEMPT FUND
                         --------------------------------------------------------------
                                           YEAR ENDED JULY 31,
                         --------------------------------------------------------------
                                  1996                1995     1994     1993     1992
                         -------------------------   -------  -------  -------  -------
                         CLASSIC (a)   PREMIER (a)
                         -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 1.000       $ 1.000     $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           -------       -------     -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..     0.031         0.010       0.032    0.019    0.021    0.030
                           -------       -------     -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..    (0.031)       (0.010)     (0.032)  (0.019)  (0.021)  (0.030)
                           -------       -------     -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 1.000       $ 1.000     $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           =======       =======     =======  =======  =======  =======
Total Return............      3.12%(c)      3.15%       3.22%    1.95%    2.16%    3.12%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........   $17,116       $43,611     $57,640  $60,923  $48,151  $38,392
 Ratio of expenses to
  average net assets....      0.54%         0.58%(b)    0.54%    0.57%    0.49%    0.65%
 Ratio of net investment
  income to average net
  assets................      3.16%         2.93%(b)    3.15%    1.93%    2.12%    2.98%
 Ratio of expenses to
  average net assets*...      0.69%         0.78%(b)    0.74%    0.77%    0.78%    0.77%
 Ratio of net investment
  income to average net
  assets*...............      3.01%         2.73%(b)    2.95%    1.73%    1.83%    2.86%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) Represents the total return for the Premier Shares for the period from August 1, 1995 to March 31, 1995 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                 BOND FUND
                                  --------------------------------------------
                                            YEAR ENDED JULY 31,
                                  --------------------------------------------
                                    1996     1995     1994     1993     1992
                                  --------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................... $  10.83  $ 10.59  $ 11.29  $ 11.29  $ 10.42
                                  --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.65     0.69     0.69     0.71     0.74
 Net realized and unrealized
  gains (losses) from
  investments....................    (0.18)    0.28    (0.66)    0.33     0.91
                                  --------  -------  -------  -------  -------
  Total from Investment
   Activities....................     0.47     0.97     0.03     1.04     1.65
                                  --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income...........    (0.65)   (0.69)   (0.70)   (0.71)   (0.73)
 Net realized gains..............       --    (0.04)   (0.03)   (0.33)   (0.05)
 In excess of net realized gains.    (0.11)      --       --       --       --
                                  --------  -------  -------  -------  -------
  Total Distributions............    (0.76)   (0.73)   (0.73)   (1.04)   (0.78)
                                  --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD... $  10.54  $ 10.83  $ 10.59  $ 11.29  $ 11.29
                                  ========  =======  =======  =======  =======
Total Return (excludes sales
 charge).........................     4.40%    9.70%    0.23%    9.80%   16.41%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000).......................... $132,737  $94,671  $79,472  $65,777  $60,156
 Ratio of expenses to average net
  assets.........................     0.75%    0.75%    0.78%    0.78%    0.82%
 Ratio of net investment income
  to average
  net assets.....................     6.12%    6.63%    6.31%    6.37%    6.94%
 Ratio of expenses to average net
  assets*........................     0.98%    0.98%    1.01%    1.01%    1.01%
 Ratio of net investment income
  to average
  net assets*....................     5.89%    6.40%    6.08%    6.14%    6.75%
Portfolio turnover...............     9.60%   17.70%   30.90%   14.98%  240.64%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                            LIMITED MATURITY FUND
                                   -------------------------------------------
                                             YEAR ENDED JULY 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 10.41  $ 10.23  $ 10.81  $ 10.81  $ 10.44
                                   -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income............    0.58     0.58     0.54     0.60     0.70
 Net realized and unrealized gains
  (losses) from investments.......   (0.10)    0.17    (0.45)    0.09     0.45
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.48     0.75     0.09     0.69     1.15
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income............   (0.57)   (0.57)   (0.54)   (0.61)   (0.69)
 In excess of net investment
  income..........................   (0.01)     --       --       --       --
 Net realized gains...............     --       --       --     (0.08)   (0.09)
 In excess of net realized gains..     --       --     (0.13)     --       --
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.58)   (0.57)   (0.67)   (0.69)   (0.78)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 10.31  $ 10.41  $ 10.23  $ 10.81  $ 10.81
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    4.74%    7.65%    0.77%    6.72%   11.48%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)........................... $46,005  $59,798  $51,660  $53,933  $38,206
 Ratio of expenses to average net
  assets..........................    0.76%    0.80%    0.79%    0.69%    0.68%
 Ratio of net investment income to
  average net assets..............    5.48%    5.69%    5.05%    5.67%    6.78%
 Ratio of expenses to average net
  assets*.........................    0.99%    1.03%    1.02%    1.03%    1.03%
 Ratio of net investment income to
  average net assets*.............    5.25%    5.46%    4.82%    5.33%    6.43%
Portfolio turnover................   29.56%   38.11%   48.06%  141.27%   35.64%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                GOVERNMENT INCOME FUND              FLORIDA TAX-FREE FUND
                         -------------------------------------  -----------------------------
                         YEAR ENDED YEAR ENDED OCTOBER 1, 1993  YEAR ENDED SEPTEMBER 30, 1994
                          JULY 31,   JULY 31,    TO JULY 31,     JULY 31,     TO JULY 31,
                            1996       1995        1994(a)         1996         1995(a)
                         ---------- ---------- ---------------  ---------- ------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $  9.54    $  9.48       $ 10.00       $ 10.32        $ 10.00
                          -------    -------       -------       -------        -------
INVESTMENT ACTIVITIES
 Net investment income..     0.66       0.68          0.54          0.45           0.34
 Net realized and
  unrealized gains
  (losses) from invest-
  ments.................    (0.20)      0.08         (0.57)        (0.01)          0.30
                          -------    -------       -------       -------        -------
  Total from Investment
   Activities...........     0.46       0.76         (0.03)         0.44           0.64
                          -------    -------       -------       -------        -------
DISTRIBUTIONS
 Net investment income..    (0.59)     (0.70)        (0.33)        (0.45)         (0.32)
 Net realized gains.....      --         --            --          (0.01)           --
 Tax return of capital..    (0.01)       --          (0.16)          --             --
                          -------    -------       -------       -------        -------
  Total Distributions...    (0.60)     (0.70)        (0.49)        (0.46)         (0.32)
                          -------    -------       -------       -------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $  9.40    $  9.54       $  9.48       $ 10.30        $ 10.32
                          =======    =======       =======       =======        =======
Total Return (excludes
 sales charge)..........     4.91%      8.43%        (0.26%)(c)     4.24%          6.53%(c)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........  $15,752    $16,679       $15,465       $48,869        $48,333
 Ratio of expenses to
  average net assets....     0.65%      0.58%         0.37%(b)      0.59%          0.70%(b)
 Ratio of net investment
  income to average net
  assets................     6.81%      7.18%         6.56%(b)      4.33%          4.16%(b)
 Ratio of expenses to
  average net assets*...     1.10%      1.19%         1.22%(b)      1.04%          1.01%(b)
 Ratio of net investment
  income to average net
  assets*...............     6.36%      6.57%         5.71%(b)      3.88%          3.86%(b)
Portfolio turnover......    78.31%     27.32%       122.94%        12.21%          2.33%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               EQUITY FUND
                               ------------------------------------------------
                                           YEAR ENDED JULY 31,
                               ------------------------------------------------
                                 1996      1995      1994      1993      1992
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  16.75  $  14.82  $  14.38  $  13.40  $  12.57
                               --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income.......      0.33      0.33      0.28      0.28      0.32
 Net realized and unrealized
  gains from investments.....      1.48      2.39      0.83      1.48      1.20
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................      1.81      2.72      1.11      1.76      1.52
                               --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income.......     (0.33)    (0.32)    (0.28)    (0.29)    (0.33)
 Net realized gains..........     (0.61)    (0.47)    (0.39)    (0.49)    (0.36)
                               --------  --------  --------  --------  --------
  Total Distributions........     (0.94)    (0.79)    (0.67)    (0.78)    (0.69)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD......................  $  17.62  $  16.75  $  14.82  $  14.38  $  13.40
                               ========  ========  ========  ========  ========
Total Return (excludes sales
 charge).....................     11.09%    19.27%     7.90%    13.81%    12.94%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $374,622  $275,757  $205,611  $153,074  $107,934
 Ratio of expenses to average
  net assets.................      1.02%     1.03%     0.94%     0.95%     1.01%
 Ratio of net investment
  income to average
  net assets.................      1.86%     2.17%     1.93%     2.08%     2.50%
 Ratio of expenses to average
  net assets*................      1.11%     1.11%     1.11%     1.13%     1.15%
 Ratio of net investment
  income to average
  net assets*................      1.77%     2.09%     1.76%     1.90%     2.36%
Portfolio turnover...........     19.11%    19.46%    11.37%    15.12%   113.12%
Average commission rate (a)..  $ 0.0700       --        --        --        --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                            REGIONAL EQUITY FUND
                                   -------------------------------------------
                                             YEAR ENDED JULY 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 18.94  $ 16.68  $ 16.74  $ 14.86  $ 13.44
                                   -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income............    0.26     0.23     0.23     0.19     0.23
 Net realized and unrealized gains
  from investments................    2.20     2.26     0.58     2.09     2.34
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    2.46     2.49     0.81     2.28     2.57
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income............   (0.26)   (0.23)   (0.23)   (0.20)   (0.23)
 Net realized gains...............   (0.19)      --    (0.41)   (0.20)   (0.92)
 In excess of net realized gains..      --       --    (0.23)      --       --
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.45)   (0.23)   (0.87)   (0.40)   (1.15)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 20.95  $ 18.94  $ 16.68  $ 16.74  $ 14.86
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................   13.10%   15.10%    4.87%   15.53%   20.66%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)........................... $93,584  $68,501  $54,744  $41,347  $15,707
 Ratio of expenses to average net
  assets..........................    1.05%    1.07%    0.79%    0.80%    0.91%
 Ratio of net investment income to
  average net assets..............    1.30%    1.35%    1.36%    1.17%    1.61%
 Ratio of expenses to average net
  assets*.........................    1.13%    1.15%    1.24%    1.28%    1.36%
 Ratio of net investment income to
  average net assets*.............    1.22%    1.27%    0.90%    0.69%    1.16%
Portfolio turnover................    8.22%   14.25%    5.83%   10.22%   24.99%
Average commission rate paid (a).. $0.0827       --       --       --       --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             BALANCED FUND
                         ---------------------------------------------------------
                                 YEAR ENDED JULY 31,             DECEMBER 19, 1991
                         --------------------------------------     TO JULY 31,
                           1996      1995      1994      1993         1992(a)
                         --------  --------  --------  --------  -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  12.76  $  11.81  $  11.86  $  11.12      $  10.00
                         --------  --------  --------  --------      --------
INVESTMENT ACTIVITIES
 Net investment income..     0.47      0.47      0.42      0.44          0.27
 Net realized and
  unrealized gains from
  investments...........     0.58      1.24      0.18      0.80          1.09
                         --------  --------  --------  --------      --------
  Total from Investment
   Activities...........     1.05      1.71      0.60      1.24          1.36
                         --------  --------  --------  --------      --------
DISTRIBUTIONS
 Net investment income..    (0.47)    (0.46)    (0.42)    (0.45)        (0.24)
 Net realized gains.....    (0.31)    (0.30)    (0.23)    (0.05)          --
                         --------  --------  --------  --------      --------
  Total Distributions...    (0.78)    (0.76)    (0.65)    (0.50)        (0.24)
                         --------  --------  --------  --------      --------
NET ASSET VALUE, END OF
 PERIOD................. $  13.03  $  12.76  $  11.81  $  11.86      $  11.12
                         ========  ========  ========  ========      ========
Total Return (excludes
 sales charge)..........     8.37%    15.27%     5.13%    11.47%        13.71%(c)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000).......... $338,425  $295,509  $236,306  $179,134      $143,813
 Ratio of expenses to
  average net assets....     0.98%     0.94%     0.84%     0.84%         0.83%(b)
 Ratio of net investment
  income to average net
  assets................     3.61%     3.91%     3.56%     3.90%         4.45%(b)
 Ratio of expenses to
  average net assets*...     1.11%     1.12%     1.11%     1.12%         1.17%(b)
 Ratio of net investment
  income to average net
  assets*...............     3.48%     3.73%     3.28%     3.62%         4.10%(b)
Portfolio turnover......    20.47%    16.97%    14.43%    11.09%        23.18%
Average commission rate
 paid (d)...............  $0.7727       --        --        --            --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

                   Part C of Post-Effective Amendment No.  20

                                       to
                             Registration Statement
                                       of
                              AMSOUTH MUTUAL FUNDS


PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits
         ---------------------------------

     (a) Financial Statements.

                      All required financial statements are included in Parts A and B hereof.

     (b) Exhibits:

               (1) Amended Declaration of Trust, dated as of June 25, 1993 and filed on August 19, 1993 -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (2)  (a)  By-laws -- incorporated by reference to the
                         Registrant's initial Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Amendment No. 1 to By-laws -- incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (3)  None.

               (4)  (a)  Article III, Sections 4 and 5; Article IV, Sections 1
                         and 6; Article V; Article VIII, Section 4; and Article IX, Sections 1, 4 and 7 of the Amended Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Article 11 of The By-laws -- incorporated by reference to the Registrant's initial Registration Statement on Form N-1A (File No. 33-21660).

                    (c) Amendment No. 1 to By-laws -- incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (5)  (a)  Investment Advisory Agreement dated as of August 1,
                         1988 between the Registrant and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Amendment No. 1 dated as of December 5, 1989 to Investment Advisory Agreement dated as of August 1, 1988 between the Registrant and AmSouth Bank N.A. --incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (c) Amended Schedule to the Investment Advisory Agreement between the Registrant and AmSouth Bank N.A. with respect to the Florida Tax-Free Fund -- incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).


                    (d) Form of Amended Schedule A to the Investment Advisory Agreement between the Registrant and AmSouth Bank, N.A. is filed herewith.

                    (e) Investment Advisory Agreement between the Group and AmSouth Bank N.A. dated as of January 20, 1989 with respect to The ASO Outlook Group Limited Maturity Fund -- incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (f) Amendment No. 1 dated as of December 5, 1989 to the Investment Advisory Agreement dated as of January 20, 1989 between the Registrant and AmSouth Bank, N.A. --incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (6)  (a)  Distribution Agreement dated as of October 1, 1993 between the Registrant and The Winsbury Company -- incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Amended Schedule to the Distribution Agreement between the Registrant and The Winsbury Company with respect to the Florida Tax-Free Fund -- incorporated by reference to Post- Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).


                    (c) Form of Amended Schedule A to the Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership is filed herewith.

                    (d) Dealer Agreement between The Winsbury Company and AmSouth Investment Services, Inc. -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (e) Dealer Agreement between The Winsbury Company and National Financial Services Corporation -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (f) Dealer Agreement between The Winsbury Company and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).


               (7)  None.

               (8)  (a)  Custodial Services Agreement dated as of May 25, 1995 between the Registrant and Bank of California, N.A. -- incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Form of Schedule A to the Custodian Agreement between the Registrant and Bank of California, N.A. is filed herewith.

                    (c) Form of Custodian Agreement between the Registrant and AmSouth Bank of Alabama -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (9)  (a)  Management and Administration Agreement dated as of
                         April 1, 1996 between the Registrant and ASO Services Company -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Form of Amended Schedule A to the Management and Administration Agreement between the Registrant and ASO Services Company is filed herewith.

                    (c) Sub-Administration Agreement between ASO Services Company and AmSouth Bank of Alabama -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (d)  Form of Amended Schedules A and B to the
                         Sub-Administration Agreement between ASO Services Company and AmSouth Bank of Alabama is filed herewith.

                    (e) Sub-Administration Agreement between ASO Services Company and BISYS -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (f)  Form of Amended Schedules A and B to the
                         Sub-Administration Agreement between ASO Services Company and BISYS Fund Services is filed herewith.

                    (g) Transfer Agency and Shareholder Service Agreement dated as of January 16, 1989 between the Registrant and The Winsbury Service Corporation) -- incorporated by reference to Post-

                         Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No.33-21660).


                    (h) Amended Schedule D dated as of April 5, 1993 to the Transfer Agency and Shareholder Services Agreement between the Registrant and The Winsbury Service Corporation -- incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (i) Amended Schedule to the Transfer Agency and Shareholder Services Agreement between the Registrant and The Winsbury Service Corporation with respect to the Florida Tax-Free Fund -- incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (j) Form of Amended Schedule A to the Transfer Agency and Shareholder Services Agreement between Registrant and the Winsbury Service Corporation is filed herewith.

                    (k) Fund Accounting Agreement dated as of April 1, 1996 between the Registrant and BISYS Fund Services --incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (l) Form of Amended Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services, Inc. is filed herewith.


               (10) Opinion of Ropes & Gray -- incorporated by reference to Pre-
                    Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (11) (a) Consent of Coopers & Lybrand L.L.P. is filed herewith.

                    (b) Consent of Ropes & Gray is filed herewith.

               (12) None.

               (13) (a) Purchase Agreement between the Registrant and Winsbury Associates incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Purchase Agreement between the Registrant and Winsbury Associates dated October 31, 1991 incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (c) Purchase Agreement between the Registrant and Winsbury Associates relating to the Alabama Tax-Free Fund and the Government Income Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (d) Purchase Agreement between the Registrant and Winsbury Service Corporation relating to the Florida Tax-Free Fund is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (14) None.

               (15) None.

               (16) Performance Calculation Schedules are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

               (17) (a) Financial Data Schedule for the AmSouth Prime Obligations Fund - Premier Shares

                    (b) Financial Data Schedule for the AmSouth U.S. Treasury Fund - Premier Shares

                    (c)  Financial Data Schedule for the AmSouth Tax Exempt Fund
                         - Premier Shares

                    (d) Financial Data Schedule for the AmSouth Prime Obligations Fund -- Classic Shares

                    (e) Financial Data Schedule for the AmSouth U.S. Treasury Fund -- Classic Shares

                    (f) Financial Data Schedule for the AmSouth Tax-Exempt Fund -- Classic Shares

                    (g)  Financial Data Schedule for the AmSouth Equity Fund

                    (h) Financial Data Schedule for the AmSouth Regional Equity Fund

                    (i)  Financial Data Schedule for the AmSouth Balanced Fund

                    (j)  Financial Data Schedule for the AmSouth Bond Fund

                    (k) Financial Data Schedule for the AmSouth Limited Maturity Fund

                    (l) Financial Data Schedule for the AmSouth Government Income Fund

                    (m) Financial Data Schedule for the AmSouth Florida Tax-Free Fund

               (18) (a) Multiple Class Plan for the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax Exempt Fund is incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (b) Shareholder Servicing Plan for AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                    (c) Model Shareholder Servicing Agreement for AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to
                         Exhibit 18(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

-------------

Item 25.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant's Prime Obligations Fund, Equity Fund, Regional Equity Fund, U.S. Treasury Fund, Tax Exempt Fund, Bond Fund, Limited Maturity Fund, Municipal Bond Fund, Government Income Fund, Florida Tax-Free Fund, or Balanced Fund.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of November 1, 1996, the number of record holders of the Registrant's respective series of shares were as follows:

                                                                          Number of
           Title of Series                                              Record Holders
           ---------------                                              --------------

           Prime Obligations Fund -- Premier Shares                               8

           U.S. Treasury Fund -- Premier Shares                                   9

           Tax Exempt Fund -- Premier Shares                                      4

           Prime Obligations Fund -- Classic Shares                              26

           U.S. Treasury Fund -- Classic Shares                                  13

           Tax-Exempt Fund -- Classic Shares                                     16

           Equity Fund                                                        2,874

           Regional Equity Fund                                               3,163

           Bond Fund                                                            378

           Limited Maturity Fund                                                164

           Municipal Bond Fund                                               10,031

           Balanced Fund                                                      2,783


          Government Income Fund                                  534

          Florida Tax-Free Fund                                    59

Item 27.  Indemnification
          ---------------

          Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

          "Trustees, Officers, etc.
          -------------------------

          Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          Compromise Payment
          ------------------

          Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibits 6(a).

          In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 28.  Business and Other Connections of Investment Advisor.
          -----------------------------------------------------

          AmSouth Bank of Alabama ("AmSouth") is the investment advisor of each Fund of the Trust. AmSouth is the principal bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of December 31, 1995 of $17.7 billion and operated 273 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of December 31, 1995, AmSouth and its affiliates had over $6.8 billion in assets under discretionary management and provided custody services for an additional $12.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

          There is set forth below information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


Name and Position with                    Other business, profession,
AmSouth Bank of Alabama                   AmSouth Bank vocation, or employment
-----------------------                   ------------------------------------
George W. Barber, Jr.                     Chairman of the Board, Barber Dairies, Inc.,
Director                                  39 Barber Ct., Birmingham, Alabama

William D. Biggs, Sr.                     Partner, Carillon Beach, Panama City, Florida
Director

William J. Cabaniss, Jr.                  President, Precision Grinding Inc.,
Director                                  P.O. Box 19925, Birmingham, Alabama

M. Miller Gorrie                          Chairman, Brasfield and Gorrie General
Director                                  Contractor Inc., 7916 2nd Avenue South,
                                          Birmingham, Alabama

James I. Harrison, Jr.                    Chairman and Chief Executive Officer, Harco,
Director                                  Inc., 3925 Rice Mine Road, Tuscaloosa,
                                          Alabama

Mrs. H. Taylor Morrisette                 Chairman, HTM Investment & Development,
Director                                  Inc., Mobile, Alabama

C. Dowd Ritte                             None
Director, and Chief Operating
Officer of the Board

Carl Albright, Jr.                        None
Executive Vice President
and Regional Executive

Michael C. Baker                          None
Senior Executive Vice President

Marie A. Bone                             None
Senior Vice President
and Regional Executive

Dennis J. Dill                            None
Executive Vice President
and Chief Accounting Officer


David B. Edmonds                              None
Executive Vice President

James W. Emison                               None
Executive Vice President

Sloan D. Gibson, IV                           None
Senior Executive Vice President

O.B. Grayson Hall, Jr.                        None
Executive Vice President

W. Charles Mayer, III
Director and Senior Executive Vice
President

R. Craig Holley                               None
Senior Vice President
and Regional Executive

Item 29. Principal Underwriter.
         ----------------------

         (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), formerly The Winsbury Company, acts as distributor for the Registrant. BISYS Fund Services also distributes the securities of The HighMark Group, The Parkstone Group of Funds, The Victory Portfolios, The Sessions Group, the Conestoga Family of Funds, the American Performance Funds, The Arch Fund, Inc., the BB&T Mutual Funds Group, the Marketwatch Funds, The Coventry Group, The Pacific Capital Funds, the MMA Praxis Mutual Funds, The Riverfront Funds, Inc., the Qualivest Funds and the Summit Investment Trust, each of which is a management investment company. The parent of BISYS Fund Services is The BISYS Group, Inc.

         (b) Partners of BISYS Fund Services as of the date of this filing are as follows:


                                        Positions and Offices with             Positions and
Name and Principal                      BISYS Fund Services,                   Offices with
Business Addresses                      Limited Partnership                    The Registrant
------------------                      -------------------                    --------------
BISYS Fund Services,                    Sole General                           None
  Limited Partnership                     Partner
3435 Stelzer Road
Columbus, OH  43219

WC Subsidiary                           Sole Limited                           None
  Corporation                             Partner
150 Clove Road
Little Falls, NJ 07424

The BISYS Group, Inc.                       Sole Shareholder                   None
150 Clove Road
Little Falls, NJ 07424

Item 30.   Location of Accounts and Records
           --------------------------------

           Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

           (1)      AmSouth Mutual Funds
                    3435 Stelzer Road
                    Columbus, Ohio  43219
                    Attention:  Secretary
                    (Registrant)

           (2)      AmSouth Bank of Alabama
                    1901 Sixth Avenue - North
                    Birmingham, Alabama  35203
                    Attention:  Trust Investments
                    (Investment Advisor)

           (3)      BISYS Fund Services, Limited Partnership
                    3435 Stelzer Road
                    Columbus, Ohio  43219
                    (Distributor)

        (4)      ASO Services Company
                 3435 Stelzer Road
                 Columbus, Ohio  43219
                 (Administrator)

        (5)      Union Bank of California, N.A.
                 475 Sansome Street
                 San Francisco, CA  94111
                 (Custodian)

        (6)      BISYS Fund Services Ohio, Inc.
                 3435 Stelzer Road
                 Columbus, Ohio 43219
                 (Transfer and Shareholder Servicing Agent,
                 Provider of Fund Accounting Services)

Item 31.    Management Services
            -------------------

            None.

Item 32.    Undertakings
            ------------

            The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding voting shares of any series of the Trust and will assist in shareholder communication in connection with calling a meeting for the purpose of removing one or more trustees.

            The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.


            The Registrant undertakes on behalf of the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund and the AmSouth Equity Income Fund to file a post-effective amendment, including financial statements which need not be certified, within four to six months from the commencement of operations of each of the Capital Growth Fund, the Small Cap Fund and the Equity Income Fund.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 23rd day of December, 1996.

                                               AMSOUTH MUTUAL FUNDS,
                                               Registrant

                                               */s/ Sean M. Kelly
                                                ---------------------------
                                                Sean M. Kelly
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 20 to the Registration Statement of AmSouth Mutual Funds has been signed below by the following persons in the capacities indicated on the 23rd day of December, 1996.

Signature                       Title                   Date
---------                       -----                   ----

*/s/ J. David Huber             Trustee                 December 23, 1996
 --------------------------
 J. David Huber

*/s/ Sean M. Kelly              Chairman, President     December 23, 1996
 --------------------------
 Sean M. Kelly

*/s/ Kevin Martin               Treasurer               December 23, 1996
 --------------------------
 Kevin Martin

*/s/ James H. Woodward, Jr.     Trustee                 December 23, 1996
 --------------------------
 James H. Woodward, Jr.

*/s/ Homer H. Turner, Jr.       Trustee                 December 23, 1996
 --------------------------
 Homer H. Turner, Jr.

*/s/ Wendell D. Cleaver         Trustee                 December 23, 1996
 --------------------------
 Wendell D. Cleaver

*/s/ Dick D. Briggs, Jr.        Trustee                 December 23, 1996
 --------------------------
 Dick D. Briggs, Jr.

* By /s/ Alan G. Priest                                 December 23, 1996
    -----------------------
       Alan G. Priest,
       Attorney-in-fact, pursuant to Powers of Attorney filed herewith

                                POWER OF ATTORNEY
                                -----------------


         Dick D. Briggs, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Dick D. Briggs, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   12 October 1993                        /s/ Dick D. Briggs, Jr.
      ------------------------                  ---------------------------
                                                Dick D. Briggs, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Wendell D. Cleaver whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Wendell D. Cleaver and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   October 7, 1993                        /s/ Wendell Cleaver
      ------------------------                  ---------------------------
                                                Wendell D. Cleaver

                                POWER OF ATTORNEY
                                -----------------


         J. David Huber whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee J. David Huber and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                /s/ J. David Huber
      ------------------------                  ---------------------------
                                                J. David Huber

                                POWER OF ATTORNEY
                                -----------------


         William J. Tomko whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee William J. Tomko and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                /s/ William J. Tomko
      ------------------------                  ---------------------------
                                                William J. Tomko

                                POWER OF ATTORNEY
                                -----------------


         James H. Woodward, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee James H. Woodward, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                /s/ James H. Woodward, Jr.
      ------------------------                  ---------------------------
                                                James H. Woodward, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Homer H. Turner, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Homer H. Turner, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   September 25, 1992                     /s/ Homer H. Turner, Jr.
      ------------------------                  ---------------------------
                                                Homer H. Turner, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Sean M. Kelly whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Sean M. Kelly and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   10/1/96                                /s/ Sean M. Kelly
      ------------------------                  ---------------------------
                                                Sean M. Kelly

                                POWER OF ATTORNEY
                                -----------------


         Kevin Martin whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:    11/18/96                              /s/ Kevin Martin
      ------------------------                  ---------------------------
                                                Kevin Martin

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                       Description                                                      Page
-----------                       -----------                                                      ----

 5(d) Form of Amended Schedule A to the Investment Advisory Agreement between the Registrant and AmSouth Bank, N.A.

 6(c) Form of Amended Schedule A to the Distribution Agreement between the Registrant and The Winsbury Company Limited
              Partnership.

8(b) Form of Amended Schedule A to the Custodian Agreement between the Registrant and Bank of California, N.A.

9(b)          Form of Amended Schedule A to the Management and
              Administration Agreement  between the Registrant and ASO
              Services Company.

9(d)          Form of Amended Schedules A and B to the Sub-Administration
              Agreement between ASO Services Company and AmSouth Bank of
              Alabama.

9(f)          Form of Amended Schedules A and B to the Sub-Administration
              Agreement between ASO Services Company and BISYS Fund Services.

9(j)          Form of Amended Schedule A to the Transfer Agency and
              Shareholder Services Agreement between Registrant and the
              Winsbury Service Corporation.

9(l) Form of Amended Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services , Inc.

11(a)         Consent of Coopers & Lybrand L.L.P.

11(b)         Consent of Ropes & Gray

27(a)         Financial Data Schedule for the AmSouth Prime Obligations
              Fund -- Premier Shares

 27(b)        Financial Data Schedule for the AmSouth U.S. Treasury Fund --
              Premier Shares

 27(c)        Financial Data Schedule for the AmSouth Tax Exempt Fund --
              Premier Shares


Exhibit No.                       Description                                                      Page
-----------                       -----------                                                      ----


 27(d)        Financial Data Schedule for the AmSouth Prime Obligations
              Fund -- Classic Shares

 27(e)        Financial Data Schedule for the AmSouth U.S. Treasury
              Fund -- Classic Shares

 27(f)        Financial Data Schedule for the AmSouth Tax-Exempt
              Fund -- Classic Shares

 27(g)        Financial Data Schedule for the AmSouth Equity Fund

 27(h)        Financial Data Schedule for the AmSouth Regional Equity Fund

 27(i)        Financial Data Schedule for the AmSouth Balanced Fund

 27(j)        Financial Data Schedule for the AmSouth Bond Fund

 27(k)        Financial Data Schedule for the AmSouth Limited Maturity Fund

 27(l)        Financial Data Schedule for the AmSouth Government Income
              Fund

 27(m)        Financial Data Schedule for the AmSouth Florida Tax-Free Fund

                                       -2-